As filed with the Securities and Exchange Commission on April 20, 2009

Securities Act Registration No. 333-_________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] PRE-EFFECTIVE AMENDMENT NO. __
[ ] POST-EFFECTIVE AMENDMENT NO. __

(Check appropriate box or boxes)

Viking Mutual Funds
(Exact Name of Registrant as Specified in Charter)

116 1st St. SW, Suite C
Minot, ND 58701
(Address of Principal Executive Offices)

1-701-852-1264
(Registrant's Telephone Number)

Shannon D. Radke, President
Viking Mutual Funds
116 1st St. SW, Suite C
Minot, North Dakota 58701
(Name and Address of Agent for Service)

With copy to:
Mark J. Kneedy
Chapman and Cutler LLP
111 W. Monroe St.
Chicago, IL 60603

Approx. Date of Proposed Public Offering: as soon as practical after this Registration Statement becomes effective under Securities Act of 1933.

Title of Securities being Registered: Shares of beneficial interest, (par value $0.001 per share) of Registrant

It is proposed that this filing will become effective on May 20, 2009 pursuant to Rule 488.

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

1 Main Street
Minot, North Dakota 58703
1-800-601-5593 OR 701-857-0230

May xx, 2009

Dear Shareholder:

On behalf of the Board of Directors of the Montana Tax-Free Fund, Inc. (the "Montana Fund") and ND Tax-Free Fund, Inc. (the "ND Fund"), we are pleased to invite you to a special meeting of shareholders (the "Meeting") of the Montana Fund and ND Fund to be held on Monday, June 29, 2009 at 10:00 a.m., Central Time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701

At the Meeting, you will be asked to approve an Agreement and Plan of Reorganization by and between the ND Fund and Montana Fund, (each an "Integrity Fund") and the Viking Mutual Funds on behalf of its series, Viking Tax-Free Fund for North Dakota (the "Viking-North Dakota Fund") and Viking Tax-Free Fund for Montana (the "Viking-Montana Fund"), respectively (each a "Viking Fund") (the "Plan"). Under the Plan, each of the ND Fund and Montana Fund will transfer its stated assets to the Viking-North Dakota Fund and Viking-Montana Fund, respectively, in exchange solely for shares of that corresponding Viking Fund and the corresponding Viking Fund's assumption of the applicable Integrity Fund's stated liabilities. The Plan further provides that each Integrity Fund will then distribute the shares received from the corresponding Viking Fund proportionately to its shareholders and then terminate.

The Board of Directors of ND Fund and the Montana Fund (the "Integrity Board") approved the Plan. In evaluating the Plan with respect to each Integrity Fund in which you invest, please note that:

1.	Each Integrity Fund and the corresponding Viking Fund pursue a substantially similar investment objective and have similar investment strategies and policies.
2.	Each Integrity Fund and the corresponding Viking Fund have substantially similar portfolio holdings.
3.

The management fee for the Viking Fund is lower than the management fee for its corresponding Integrity Fund. In addition, the gross annual operating expenses of each Viking Fund were lower than its corresponding Integrity Fund for their most recently completed fiscal year ended December 31, 2008 and the projected net expense ratios of each Viking Fund following the Reorganization are expected to be no greater than its corresponding Integrity Fund.

4.

The Viking Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through August 1, 2009 so that a Viking Fund's total operating expenses will not exceed 0.85% of its average daily net assets on an annual basis. After August 1, 2009, the Viking Fund's investment adviser has contractually agreed to waive fees and reimburse expenses through April 29, 2010 so that a Viking Fund's total operating expenses will not exceed 1.07% of its average daily net assets on an annual basis.

5.	Each Viking Fund assesses a lower front-end sales load than Class A of the corresponding Integrity Fund.
6.

The Plan includes provisions intended to avoid dilution of the interests of the shareholders of each Integrity Fund. Under the Plan, each Integrity Fund's shareholder will receive shares of the corresponding Viking Fund equal in value to the shareholder's share of the net assets of the class of the Integrity Fund held. In this regard, with respect to the Montana Fund, the Montana Fund offers two classes of shares, Class A shares and Class B shares, whereas the corresponding Viking Fund only offers one class of shares. Accordingly, shareholders of the Montana Fund will receive a distribution of the one class of the Viking-Montana Fund equal to the value of the class shares (i.e., Class A shares or Class B shares) they held in the Montana Fund.

The Integrity Funds and their shareholders also will not bear any fees and expenses of the Reorganization. Corridor Investors, LLC ("Corridor") and Integrity Money Management, Inc. will share paying certain legal and proxy solicitation costs and Corridor is expected to pay the remainder of the costs of the Reorganization.

7.	The transactions contemplated under the Plan with respect to each Integrity Fund and Viking Fund are intended to be tax-free in nature.

Shareholders are being asked to approve the Plan only with respect to the Integrity Fund in which they own shares. The shareholders of each Integrity Fund must separately approve the Reorganization with respect to their Integrity Fund in order for the Reorganization to be approved for that Fund. Additionally, the Reorganization must be approved for both Integrity Funds and meet other conditions described in further detail under "General Overview" in the accompanying Proxy Statement/Prospectus to be effected. In the event an Integrity Fund fails to receive sufficient votes for approval of the Reorganization, management will consider appropriate options.

The Board of Directors of each Integrity Fund approved the Plan and recommends that you read the enclosed materials carefully and then vote FOR the Plan with respect to the Integrity Fund in which you invest.

The Proxy Statement/Prospectus that accompanies this letter contains detailed information on the proposals. I encourage you to read it carefully. After you have read the accompanying materials, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid return envelope. Alternatively, you may vote by telephone, facsimile or via the Internet. This will ensure that your vote is counted, even if you cannot attend the Special Meeting in person. You may also vote in person at the Special Meeting. If you have any questions or need assistance in voting, please contact Integrity Fund Services, Inc. (shareholder services) at (800) 601-5593 or (701) 857-0230.

Your Vote Is Important. If we do not hear from you after a reasonable amount of time, you may receive a telephone call reminding you to vote your shares.

We appreciate your participation and urge you to cast your vote as soon as possible.

Sincerely,
Robert E. Walstad Interim President and Chairman of the Board
Montana Tax-Free Fund, Inc.
ND Tax-Free Fund, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE, FACSIMILE OR VIA THE INTERNET). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN THE MEETING ON JUNE 29, 2009.

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

1 Main Street North
Minot, North Dakota 58703
1-800-601-5593 or 701-857-0230

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on June 29, 2009

NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of the Montana Tax-Free Fund, Inc. (the "Montana Fund") and ND Tax-Free Fund, Inc. (the "ND Fund," and together with the Montana Fund, the "Integrity Funds" and each an "Integrity Fund") will be held on Monday, June 29, 2009, at 10:00 a.m., Central Time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, as may be adjourned from time to time (the "Meeting"). The purpose of the Meeting is to consider and act on the following proposals affecting your Integrity Fund:

For shareholders of the Montana Fund:

(1)

To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the stated assets of the Montana Fund by the Viking Tax-Free Fund for Montana (the "Viking-Montana Fund") in exchange solely for shares of the Viking-Montana Fund and the assumption of all stated liabilities of the Montana Fund by the Viking-Montana Fund, (ii) the distribution of the shares received from the Viking-Montana Fund proportionately to the Montana Fund's shareholders and (ii) the subsequent liquidation and dissolution of the Montana Fund; and

(2)	Any other business that properly comes before the Meeting.

For shareholders of the ND Fund:

(1)

To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the stated assets of the ND Fund by the Viking Tax-Free Fund for North Dakota (the "Viking-North Dakota Fund") in exchange solely for shares of the Viking-North Dakota Fund and the assumption of all stated liabilities of the ND Fund by the Viking-North Dakota Fund, (ii) the distribution of the shares received from the Viking-North Dakota Fund proportionately to the ND Fund's shareholders, and (iii) the subsequent liquidation and dissolution of the ND Fund; and

(2)	Any other business that properly comes before the Meeting.

The enclosed materials, including a Proxy Statement/Prospectus, provide additional information about the proposed transactions. A form of the Plan is attached as Appendix A to the Proxy Statement/Prospectus. This notice and related Proxy Statement/Prospectus are first being mailed to shareholders of each Integrity Fund on or about May xx, 2009. This proxy is being solicited by the Boards of Directors of the Integrity Funds. Shareholders of record of each Integrity Fund as of the close of business on May 11, 2009 are entitled to receive notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof.

Under North Dakota law, shareholders who do not wish to accept the reorganization of their Integrity Fund have a right to dissent and to receive fair value for his or her shares. The rights of dissenters and the procedures to assert such rights are set forth in Sections 10-19.1-87 and 10-19.1-88 of the North Dakota Business Corporation Act, copies of which have been attached as Appendix B to the enclosed Proxy Statement/Prospectus.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

If you have any questions concerning the enclosed Proxy Statement/Prospectus, please contact Integrity Fund Services, Inc. (shareholder services) at 1-800-601-5593 or 701 857-0230.

May xx, 2009

By Order of the Board of Directors of the
Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc.
[SIGNATURE]
By:
Peter A. Quist Secretary

COMBINED PROXY STATEMENT/PROSPECTUS

Dated May xx, 2009

INTRODUCTION

This combined Proxy Statement/Prospectus and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (each an "Integrity Board" or the "Directors") of the Montana Tax-Free Fund, Inc. (the "Montana Fund") and the ND Tax-Free Fund (the "ND Fund" and together with the Montana Fund, the "Integrity Funds" and each an "Integrity Fund") for use at a special joint meeting of shareholders of the Montana Fund and the ND Fund, to be held on Monday, June 29, 2009, at 10:00 a.m., Central Time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701, as may be adjourned from time to time (the "Meeting"). The Integrity Board is soliciting proxies from shareholders of the respective Integrity Fund with respect to the Proposal set forth in the accompanying Notice. It is anticipated that proxies and related Proxy Statement/Prospectus will first be mailed to shareholders on or about May __, 2009.

At meetings held on March 6, 2009 and on March 11, 2009, the Integrity Board of the Montana Fund and the ND Fund, each an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), approved the Agreement and Plan of Reorganization between ND Fund and Montana Fund and the Viking Mutual Funds (the "Viking Trust"), an open-end investment company registered under the 1940 Act, on behalf of its series, Viking Tax-Free Fund for North Dakota (the "Viking-North Dakota Fund") and Viking Tax-Free Fund for Montana (the "Viking-Montana Fund"), respectively, (each a "Viking Fund") (the "Plan"). Under the Plan, each of the ND Fund and Montana Fund will transfer its stated assets to the Viking-North Dakota Fund and Viking-Montana Fund, respectively, in exchange solely for shares of that corresponding Viking Fund and the Viking Fund's assumption of the applicable Integrity Fund's stated liabilities. The Plan further provides that each Integrity Fund will then distribute the shares received from the corresponding Viking Fund proportionately to its shareholders and then terminate (each a "Reorganization" and collectively, the "Reorganizations"). The address of the executive offices and telephone number of the Viking Trust is 116 1st St SW, Suite C, Minot ND 58701, (701) 852-1264 or (800) 933-8413. The address of the executive offices and the telephone number of the Integrity Funds is 1 Main Street North, Minot, North Dakota 58703, (701) 852-5292, (701) 857-0230 or (800) 601-5593.

Please read the Proxy Statement/Prospectus carefully and retain it for future reference. This Proxy Statement/Prospectus sets forth concisely the information that you should know before investing in a Viking Fund and voting upon the Reorganization and constitutes an offering of shares of beneficial interest, par value $0.001 per share of the Viking Funds only. A Statement of Additional Information dated May xx, 2009 relating to this Proxy Statement/Prospectus and each Reorganization (the "Reorganization SAI"), has been filed with the Securities and Exchange Commission ("SEC") and contains more information about the Plan, the Viking Funds, the Integrity Funds and the proposed transactions. The Reorganization SAI is incorporated by reference in its entirety into this Proxy Statement/Prospectus and is legally part of this Proxy Statement/Prospectus.

The Prospectus of the Viking-Montana Fund and Viking-North Dakota Fund dated April 30, 2009 (the "Viking Prospectus"), which accompanies this Proxy Statement/Prospectus, is incorporated by reference, is considered a part of this Proxy Statement/Prospectus and has been filed with the SEC. The Viking Prospectus is intended to provide you with additional information about the applicable Viking Fund. A copy of the Statement of Additional Information for the Viking-Montana Fund and Viking-North Dakota Fund dated April 30, 2009 (the "Viking Statement of Additional Information"), is incorporated by reference into, is legally part of this Proxy Statement/Prospectus and has been filed with the SEC. You can request a free copy of the Proxy Statement/Prospectus, Reorganization SAI, the Viking Prospectus, the Viking Statement of Additional Information and the Viking Funds' annual report dated December 31, 2008 by calling 800-933-8413, or by writing the Viking Funds at P.O. Box 500, Minot, ND 58702 or accessing them from the Viking Funds' website at: www.vikingfunds.com.

With respect to the Integrity Funds, the following documents have been filed with the SEC:

•	The Prospectus of the Montana Fund and ND Fund dated May 1, 2009 (the "Integrity Funds' Prospectus")
•	The Statement of Additional Information of the Montana Fund and ND Fund dated May 1, 2009 (the "Integrity Funds' SAI");
•	The ND Fund's Annual Report dated December 31, 2008; and
•	The Montana Fund's Annual Report dated December 31, 2008.

The Integrity Funds' Prospectus and related Integrity Funds' SAI are incorporated by reference herein and are legally part of this Proxy Statement/Prospectus. Copies of the foregoing documents, as well as the annual reports of the ND Fund and Montana Fund dated December 31, 2008 are available upon request and without charge by writing to the Integrity Funds at 1 Main Street North, Minot, North Dakota 58703, by calling toll free at 800-276-1262 or accessing them from the Integrity Funds' website at www.integrityfunds.com.

Accompanying this Proxy Statement/Prospectus as Appendix A is a copy of the Plan pertaining to the Reorganizations.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC's internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN EACH OF THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PURCHASE PAYMENT OF YOUR ORIGINAL INVESTMENT.

TABLE OF CONTENTS

GENERAL OVERVIEW	12
The Acquisition by the Viking Funds	12
The Corridor Transaction	12
Covenants Regarding Certain Legal Requirements Under the 1940 Act	14
SUMMARY	14
The Proposed Agreement and Plan of Reorganization	15
Comparison of Fees	16
Comparison of Business Structures	21
Comparison of Investment Objectives and Principal Investment Strategies	22
Comparison of Investment Advisory Services and Fees	32
Comparison of Other Service Providers	34
Comparison of Sales Charges	34
Comparison of Rule 12b-1 Fees	37
Comparison of Purchase, Redemption and Exchange Privileges	38
COMPARISON OF MINIMUM INITIAL/SUBSEQUENT INVESTMENT REQUIREMENTS	41
Comparison of Distribution Policies	41
Comparison of Net Asset Value Calculation Procedures	41
Tax Matters Relating to the Reorganizations	42
INVESTMENT RISKS	43
General Risks	43
Specific Risks	43
INFORMATION ABOUT THE PLAN	45
General Description of the Plan	45
Related Party Transactions	46
Securities to Be Issued and Shareholder Rights	47
Dissenters' Rights	53
Reasons for the Reorganizations	55
TAXATION	58
Tax Consequences of Distributions	58
Tax Consequences of the Reorganizations	59
PERFORMANCE	61
Performance Information for the Viking-North Dakota Fund and ND Fund	61
Performance Information for the Viking-Montana Fund and Montana Fund	64
CAPITALIZATION	67
VOTING INFORMATION	67
Instructions for Signing Proxy Cards	69
Information Regarding Shares of each Integrity Fund and Viking Fund Outstanding	70
ADDITIONAL INFORMATION	71
Legal Matters	71
Experts	72
Interested Persons	72
Information Filed with the Securities and Exchange Commission	72
APPENDIX A—AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B—DISSENTERS' RIGHTS	B-1
APPENDIX C—FINANCIAL HIGHLIGHTS	C-1

GENERAL OVERVIEW

THE ACQUISITION BY THE VIKING FUNDS

On March 6, 2009 and on March 11, 2009, the Board of Directors of the Integrity Funds approved and adopted the Plan with respect to each Integrity Fund. If approved by shareholders, the Plan provides that (i) all of an Integrity Fund's stated assets will be transferred to the corresponding Viking Fund in exchange for shares of that Viking Fund and the corresponding Viking Fund's assumption of the applicable Integrity Funds' stated liabilities, (ii) the pro rata distribution of shares of each Viking Fund to shareholders of the respective classes of the corresponding Integrity Fund and (iii) the liquidation of the Integrity Funds.

Approval of the Plan by shareholders of the Viking Funds is not required. The shareholders of each Integrity Fund must separately approve the Reorganization with respect to their Integrity Fund in order for the Reorganization to be approved for that Fund. Additionally, the Reorganization must be approved for both Integrity Funds and the conditions for closing the Corridor Transaction described below must be met for the Reorganizations to be effected. In the event an Integrity Fund fails to receive sufficient votes for approval of the Reorganization or the Corridor Transaction does not close, the Reorganizations will not be effected and management will consider appropriate options.

THE CORRIDOR TRANSACTION

Integrity Money Management, Inc. ("Integrity") serves as the investment adviser to the Integrity Funds as well as the other mutual funds in the Integrity family of funds, including the six series of Integrity Managed Portfolios, the three series of Integrity Funds and the Integrity Fund of Funds, Inc. (together with the Integrity Funds, the "Integrity Family Funds"). Integrity has indicated its intention to sell its investment advisory and other mutual fund services business. Integrity, Integrity Funds Distributor, Inc. ("IFD") and Integrity Funds Services Inc. ("IFS") are each wholly-owned subsidiaries of Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"). IFD and IFS are the distributor and transfer agent, respectively, of the Integrity Funds. On March 6, 2009, Integrity Mutual Funds and Integrity have entered into a share purchase and change of advisor agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), each a North Dakota limited liability company, pursuant to which Corridor and Viking would acquire all the stock of IFD, IFS, and certain assets of Integrity, subject to certain terms and conditions (the "Corridor Transaction").

Corridor is a recently formed North Dakota limited liability company that was organized on January 21, 2009 by Robert E. Walstad, the chairman of the Board of Directors and interim president of the Integrity Funds and Shannon D. Radke, president of Viking, the Viking Trust and Viking Fund Distributors, LLC. Mr. Walstad and Mr. Radke comprise the initial Board of Governors of Corridor and it is anticipated that Mr. Radke will serve as president and chief executive officer of Corridor. In addition, it is anticipated that by the completion of the Corridor Transaction, Mr. Walstad and Mr. Radke will own membership interests of approximately 10% and 5%, respectively, in Corridor. They will receive their membership interests in exchange for their contributions to Corridor, including experience in the mutual fund industry, and their personal guaranties of bank financing, and without a cash investment. Other employees currently of Integrity Mutual Funds and Viking are expected to own, in the aggregate, approximately 23% of the total members interests in Corridor, with each employee individually owning an interest of approximately 1%. They will receive their membership interests in exchange for their experience and role in the operations of Corridor, and without a cash investment. Corridor is conducting a private offering in which it anticipates raising approximately $625,000 in exchange for approximately 25% of total membership interests from other private investors. The remaining membership interests (approximately (37%)) are expected to be held by current holders of membership interests in Viking. It is not currently anticipated that any person will initially hold a membership interest representing more than 25% of the aggregate membership interests in Corridor.

Viking is a North Dakota limited liability company that currently acts as investment adviser to four mutual funds, including the Viking-Montana Fund and the Viking-North Dakota Fund (the "Viking Family Funds"). If the Corridor Transaction is completed, it is expected that Corridor, primarily through its subsidiaries, will provide investment advisory, distribution, and other services to the mutual funds currently in the Integrity and Viking fund families. In light of the foregoing, simultaneous with the closing of the Corridor Transaction, it is intended that Viking will become a subsidiary of Corridor (the "Viking Transaction"). The Viking Transaction is subject to approval by Viking's shareholders and Board of Governors. Viking intends to seek shareholder approval of the Viking Transaction pursuant to written consent. In addition, a joint special meeting of the Viking Family Funds has been currently scheduled for June 29, 2009 (the "Viking Shareholder Meeting"). At the Viking Shareholder Meeting, shareholders of the Viking Family Funds will be asked to approve, among other things, new advisory agreements with Viking for their respective fund effective following the Viking Transaction as well as new trustees for the Viking Trust. Subject to approval by the shareholders of the applicable series of Integrity Managed Portfolios, the series of Integrity Funds and the Integrity Fund of Funds, Inc., Viking is intended to serve as the new investment adviser to such funds in the Integrity family.

The closing of the Corridor Agreement is subject to numerous conditions including, among other things, (i) the acquisition of Viking by Corridor simultaneously with the closing of the Corridor Agreement, (ii) the shareholders of the respective series of Integrity Managed Portfolios, the series of Integrity Funds and Integrity Fund of Funds, Inc. as well as the respective Board of Directors or Trustees (as applicable) of the foregoing approving the change of advisor from Integrity to Viking; (iii) the shareholders and Board of Directors of the ND Fund and Montana Fund approving the Reorganizations with respect to their Integrity Fund; and (iv) receipt of various necessary regulatory approvals. Subject to the terms and conditions of the Corridor Agreement, the closing date of the Corridor Agreement is expected to be on June 30, 2009 or such other date as may be agreed upon in writing by the parties (the "Corridor Closing Date"). Accordingly, in addition to shareholders of the ND Fund and Montana Fund approving the Reorganization with respect to their Integrity Fund, the closing of the Reorganizations are contingent upon the satisfaction or waiver of certain conditions, including the closing of the Corridor Agreement.

Although it is anticipated that the closing of the Reorganization will occur on or shortly after the Corridor Closing Date, to ensure continuity of investment advisory services between the Corridor Closing Date and the closing of the Reorganization, the Directors of each Integrity Funds have approved an interim investment management services agreement for the Integrity Funds with Viking, which would be effective at the termination of the investment advisory agreement with Integrity until the earlier of the closing of the respective Reorganization and 150 days following the termination of the advisory agreements with Integrity and the Integrity Fund. The terms of the interim agreements are substantially the same as the current advisory agreement with Integrity except to the extent required by law. The provisions required by law include a requirement that fees payable under the interim agreements will be paid into an escrow account and, if the Integrity Fund's stockholders approve an advisory agreement by the end of the 150-day period, the compensation (plus interest) payable under that agreement will be paid to Viking, and if such an agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be so paid.

COVENANTS REGARDING CERTAIN LEGAL REQUIREMENTS UNDER THE 1940 ACT

Under the terms of the Plan, the Integrity Funds and Viking Funds have agreed to use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act as it applies to the transactions contemplated by this Plan. Section 15(f) of the 1940 Act generally provides, in substance, that when a sale of an interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the transaction so long as two conditions are satisfied. The first condition is that 75% of the board of directors not be "interested persons" of the proposed or predecessor investment adviser for the three-year period immediately following the transaction. A second condition of Section 15(f) is that no "unfair burden" be imposed on the investment company as a result of the transactions relating to the sale of such interest or any express or implied terms, conditions or understandings applicable thereto. The terms "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the fund's investment advisor (or any predecessor or successor investment adviser), or any interested person of such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services) or (ii) from such investment company or its security holders (other than fees for bona fide investment advisory or other services). Based on its review of the terms of the Reorganization, including the provisions of the Corridor Agreement, the Integrity Board is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Integrity Funds or the Viking Funds as a result of the Reorganizations. Further, the Board of Trustees of the Viking Funds intend to satisfy such 75% requirement for the three years following the transaction.

SUMMARY

This section summarizes the important terms of the Plan among ND Fund and the Montana Fund and the Viking Trust on behalf of each Viking Fund. This section also summarizes certain information regarding each Integrity Fund and each Viking Fund. The information set forth in this section is only a summary and is qualified in its entirety by the information contained elsewhere in this Proxy Statement/Prospectus, the Plan, or in the documents incorporated by reference herein. You should read the entire Proxy Statement/Prospectus including the Plan (attached as Appendix A), as it contains additional information regarding the Plan.

THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION

At a meeting on March 6, 2009 and on March 11, 2009, the Board of the Integrity Funds, including the directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"), voted to approve the Plan with respect to each Fund.

Under the Plan, each of the Montana Fund and ND Fund will: (1) transfer its stated assets and stated liabilities to the Viking-Montana Fund and Viking-North Dakota Fund, respectively, in exchange solely for shares of that corresponding Viking Fund and the corresponding Viking Fund's assumption of the applicable Integrity Fund's stated liabilities and (2) each Integrity Fund will then distribute the shares received from its corresponding Viking Fund proportionately to its shareholders and terminate. The Reorganization of an Integrity Fund will occur as of the Closing Date (as defined in the Plan) or at a later date as agreed upon by the Viking Board of Trustees and the Integrity Board and only after the Plan is approved by the shareholders of the respective Integrity Fund and all contingencies under the Plan are satisfied. You will receive shares of the corresponding Viking Fund equal in value to the respective class of shares of the Integrity Fund that you hold as of 4:00 P.M., Eastern time, on the Closing Date (as defined in the Plan). In this regard, with respect to the Montana Fund, the Montana Fund offers two classes of shares, Class A shares and Class B shares, whereas the Viking-Montana Fund only offers one class of shares. Accordingly, shareholders of the Montana Fund will receive a distribution of the one class of shares of the Viking-Montana Fund, equal in value to their respective class shares (i.e., Class A shares or Class B shares) they held in the Montana Fund. No front-end sales loads or contingent deferred sales charges ("CDSC") will be imposed in connection with the Reorganizations. However, additional purchases by persons who previously owned Class B shares of the Montana Fund will be subject to the Viking-Montana Fund's normal sales charges.

For the reasons set forth in the section entitled "Information about the Plan—Reasons for the Reorganizations," the Integrity Board, including the Independent Directors, approved the Plan with respect to its Integrity Fund, and recommends that you approve the Plan with respect to the Integrity Fund in which you own shares. The Integrity Board considered a variety of different factors prior to approving the Plan with respect to each Integrity Fund including: (1) each Integrity Fund shareholder will receive shares of the corresponding Viking Fund equal in value to its share of the net assets of the Integrity Fund held; (2) the similarities of the investment objectives and policies of each Viking Fund and the corresponding Integrity Fund; (3) the expenses of each Viking Fund are anticipated to be no more than the corresponding Integrity Fund and the applicable expense caps; (4) the expectant tax-free nature of the Reorganizations; (5) the fact that Corridor Investors, LLC and to a smaller extent Integrity Money Management, Inc. have agreed to pay the expenses incurred in connection with the implementation of the Plan; and (6) the Plan includes provisions intended to avoid dilution of the interests of the shareholders of the Integrity Funds. See "Information about the Plan-Reasons for the Reorganizations" for a more detailed discussion of the Board's approval of the Reorganizations.

COMPARISON OF FEES

Like all mutual funds, each Viking Fund and Integrity Fund incurs certain expenses in its operations and, as a shareholder, you pay these expenses indirectly. The following tables compare the various fees and expenses that a shareholder incurred from an investment in each Viking Fund and corresponding Integrity Fund as of the most recently completed fiscal year ended December 31, 2008, as well as with the pro forma expenses of the combined fund (giving effect to the Reorganization as though it occurred on January 1, 2009). The contractual fee waiver and expense reimbursements figure and the net expense ratio for each Viking Fund, however, has been restated to reflect a new expense limitation agreement effective August 1, 2009.

MONTANA FUND—VIKING-MONTANA FUND

	MONTANA FUND ACTUAL EXPENSES		VIKING- MONTANA ACTUAL EXPENSES	PRO FORMA COMBINED FUND ESTIMATED EXPENSES
	CLASS A	CLASS B
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)	4.25%	None	3.75%	3.75%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)(2)	1.00%	4.00%	1.50%	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(3)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fees	None	None	None	None
Exchange Fees	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees	0.60%	0.60%	0.50%	0.50%
Distribution (12b-1 Fees)(4)	0.25%	0.75%	0.25%	0.25%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%	0.00%	0.01%
Other Expenses(6)	0.84%	0.84%	0.35%	0.59%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.70%	2.20%	1.10%	1.35%
Contractual Fee Waivers and Expense Reimbursements(7)	(0.62)%	(0.62)%	(0.03)%	(0.27)%
NET ANNUAL FUND OPERATING EXPENSES (AFTER CONTRACTUAL FEE WAIVERS AND EXPENSE REIMBURSEMENTS)(8)	1.08%	1.58%	1.07%	1.08%

(1)	Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2)

Investors may qualify for a lower sales charge. Reduced sales charges apply to Class A share purchases of the Montana Fund and to share purchases of the Viking Fund of $50,000 or more. See "Summary—Comparison of Sales Charges." Shareholders will not pay any sales load on the redemption of shares of the Integrity Funds or the purchase of shares of the corresponding Viking Fund made in connection with the Reorganization.

(3)

In the case of investments in Class A shares of the Montana Fund made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 24 months of purchase for shares purchased on or after September 1, 2007 (excluding shares purchased with reinvested dividends and/or distributions). With respect to the Montana Fund, Class B shares redeemed within five years are subject to a CDSC of 4% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year and 1% during the fifth year. However, purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. See "Summary—Comparison of Sale Charges." With respect to the Viking-Montana Fund, investments for which the initial sales charge was waived and your investment representative was paid a commission will be subject to a limited contingent deferred sales charge of 1.5% for redemption within 1 year of purchase.

(4)

Because the Viking Funds and Integrity Funds pay 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority ("FINRA").

(5)

To the extent that investment companies held in a fund's portfolio of investments have fees and expenses, shareholders of that fund will indirectly be paying a portion of these other funds' (referred to as "Acquired Funds") fees and expenses.

(6)

Other expenses for the Montana Fund and Viking-Montana Fund reflect the actual expense levels of the respective fund during the most recent fiscal year. Other expenses for the pro forma combined fund are estimated, accounting for the effect of the Reorganization.

(7)

Integrity has contractually agreed to maintain expense levels of the Montana Fund at the following annual rates through December 31, 2009: Montana Fund (Class A) 1.07%; and Montana Fund (Class B) 1.57%. The foregoing contractual agreements to pay expenses of the Montana Fund do not apply to extraordinary or non-recurring expenses or Acquired Fund fees and expenses. With respect to the Viking-Montana Fund, Viking has contractually agreed to waive its fees or reimburse the Viking-Montana Fund for its expenses through August 1, 2009 so that the fund's total operating expenses during this period will not exceed 0.85% of its average daily net assets on an annual basis. Viking has contractually agreed to waive fees or reimburse expenses from August 1, 2009 through April 29, 2010 so that the Viking-Montana Fund's total annual operating expenses do not exceed 1.07% of the average daily net assets of shares. The contractual fee waiver and expense reimbursement figure and the net expense ratio for the Viking-Montana Fund has been restated to reflect the new expense limitation agreement.

(8)

In additional to the contractual commitment to maintain Montana Fund expense levels, the Integrity Funds' investment advisor may also voluntarily waive or reimburse additional fees and expenses. For fiscal year 2008 after such contractual and voluntary fee waivers and expenses reimbursements, and excluding any Acquired Fund fees and expenses, the Montana Fund's net annual operating expenses were: Montana Fund (Class A): 1.07%; and Montana Fund (Class B): 1.57%.

ND FUND—VIKING-NORTH DAKOTA FUND

	NORTH DAKOTA FUND ACTUAL EXPENSES	VIKING-NORTH-DAKOTA ACTUAL EXPENSES	PRO FORMA COMBINED FUND ESTIMATED EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)	4.25%	3.75%	3.75%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)(2)	1.00%	1.50%	1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)(3)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees	0.60%	0.50%	0.50%
Distribution (12b-1 Fees)(4)	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses(5)	0.01%	0.00%	0.01%
Other Expenses(6)	0.89%	0.46%	0.66%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.75%	1.21%	1.42%
Contractual Fee Waivers and Expense Reimbursements(7)	(0.67)%	(0.14)%	(0.34)%
NET ANNUAL FUND OPERATING EXPENSES (AFTER CONTRACTUAL FEE WAIVERS AND EXPENSE REIMBURSEMENTS)(8)	1.08%	1.07%	1.08%

(1)	Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
(2)

Investors may qualify for a lower sales charge. Reduced sales charges apply to Class A Share purchases of the ND Fund and to share purchases of the Viking Fund of $50,000 or more. See "Summary—Comparison of Sales Charges." Shareholders will not pay any sales load on the redemption of shares of the Integrity Funds or the purchase of shares of the corresponding Viking Fund made in connection with the Reorganization.

(3)

In the case of investments in Class A shares of the ND Fund made at or above the $1 million breakpoint (where you do not pay an initial shares charge), you may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 24 months of purchase for shares purchased on or after September 1, 2007 (excluding shares purchased with reinvested dividends and/or distributions). With respect to the Viking-North Dakota Fund, investments for which the initial sales charge was waived and your investment representative was paid a commission will be subject to a limited contingent deferred sales charge of 1.5% for redemption within 1 year of purchase.

(4)

Because the Viking Funds and Integrity Funds pay 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority ("FINRA").

(5)

To the extent that investment companies held in a fund's portfolio of investments have fees and expenses, shareholders of that fund will indirectly be paying a portion of these other funds' (referred to as "Acquired Funds") fees and expenses.

(6)

Other expenses for the ND Fund and Viking-North Dakota Fund reflect the actual expense levels of the respective fund during the most recent fiscal year. Other expenses for the pro forma combined fund are estimated, accounting for the effect of the Reorganization.

(7)

Integrity has contractually agreed to maintain expense levels of the ND Fund at the annual rate of 1.07% through December 31, 2009. The foregoing contractual agreement to pay expenses of the ND Fund does not apply to extraordinary or non-recurring expenses or Acquired Fund fees and expenses. With respect to the Viking-North Dakota Fund, Viking has contractually agreed to waive its fees or reimburse expenses through August 1, 2009 so that the Viking-North Dakota Fund's total operating expenses during this period will not exceed 0.85% of the average net assets on an annual basis. Viking has contractually agreed to waive fees or reimburse expenses from August 1, 2009 through April 29, 2010 so that the Viking-North Dakota Fund's total annual operating expenses do not exceed 1.07% of the average daily net assets of shares. The contractual fee waiver and expense reimbursement figure and net expense ratio for the Viking-North Dakota Fund has been restated to reflect this new expense limitation agreement.

(8)

In addition to the contractual commitment to maintain ND Fund expense levels, the Integrity Funds' investment advisor may also voluntarily waive or reimburse additional fees and expenses. For fiscal year 2008 after such contractual and voluntary fee waivers and expenses reimbursements, and excluding any Acquired Fund fees and expenses, the ND Fund's net annual operating expenses was 1.07%.

HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES

The following is a hypothetical example intended to help you compare the cost of investing in each Integrity Fund, its corresponding Viking Fund, and the pro forma cost of investing in the combined fund. This example assumes that you invest $10,000 in a specified fund for the time periods indicated, you pay the maximum sales charge, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that Total Annual Operating Expenses and Net Annual Operating Expenses of the specified fund remain the same as stated in the above tables and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	MONTANA FUND		VIKING-MONTANA FUND	PRO FORMA COMBINED FUND
	CLASS A	CLASS B
1 Year	$592	$626	$484	$508
3 Years	$951	$1,011	$717	$795
5 Years	$1,347	$1,346	$975	$1,111
10 Years	$2,542	$2,836	$1,740	$2,050

	ND FUND	VIKING-NORTH DAKOTA FUND	PRO FORMA COMBINED FUND
1 Year	$597	$494	$515
3 Years	$966	$751	$816
5 Years	$1,374	$1,035	$1,149
10 Years	$2,585	$1,876	$2,137

You would pay the following expenses if you did not redeem your shares:

	MONTANA FUND		VIKING-MONTANA FUND	PRO FORMA COMBINED FUND
	CLASS A	CLASS B
1 Year	$592	$226	$484	$508
3 Years	$951	$1,011	$717	$795
5 Years	$1,347	$1,246	$975	$1,111
10 Years	$2,542	$2,836	$1,740	$2,050

	ND FUND	VIKING-NORTH DAKOTA FUND	PRO FORMA COMBINED FUND
1 Year	$597	$494	$515
3 Years	$966	$751	$816
5 Years	$1,374	$1,035	$1,149
10 Years	$2,585	$1,876	$2,137

COMPARISON OF BUSINESS STRUCTURES

Each Viking Fund is a series of the Viking Trust, a Delaware business trust organized pursuant to a certificate of trust and trust instrument dated March 29, 1999. The Viking Trust is registered under the 1940 Act as an open-end, management investment company. The Viking Trust currently has four separate operating series, including the Viking Funds. The business of the Viking Trust and each of its series is managed under the direction of the Viking Board of Trustees.

Each Integrity Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue multiple classes and one series, with a par value of $.001 per share. The ND Fund was incorporated on October 7, 1988 and the Montana Fund was incorporated on April 15, 1993. Each Integrity Fund is registered under the 1940 Act as an open-end management investment company. The ND Fund is authorized to issue a total of 100,000,000 shares and the Montana Fund is authorized to issue a total of 200,000,000 shares. Each Integrity Fund has established four classes designated Class A, Class B, Class C and Class R shares, but the Montana Fund is publicly offering only Class A and Class B shares and the ND Fund is publicly offering only Class A shares. As noted above, because the Montana Fund offers two classes of shares and the Viking-Montana Fund only offers one class of shares, shareholders of the Montana Fund will receive a distribution of the one class of shares of the Viking-Montana Fund, equal in value to their class shares held in the Montana Fund, regardless of whether they held Class A shares or Class B shares of the Montana Fund. Although no front-end sales loads or CDSC will be imposed in connection with the Reorganizations, additional purchases by persons who previously owned Class B shares of the Montana Fund will be subject to the Viking-Montana Fund's normal sales charges.

The business of each Integrity Fund is managed under the direction of its Integrity Board. Currently, the Board members and officers of the Viking Funds differ from those of the Integrity Funds. As noted above, shareholders of the Viking Family Funds, however, will be asked to approve new trustees (the "Nominees") for the Viking Trust at the Viking Shareholder Meeting. The Nominees also currently serve as directors of the Integrity Funds. See "Additional Information about the Management of the Viking Funds" in the Reorganization SAI. There can be no assurance that the shareholders of the Viking Family Funds will approve the Nominees.

The Viking Board and the Integrity Board review and approve the general policies of each Viking Fund and each Integrity Fund, respectively. The Viking Board and the Integrity Board also meet periodically to review performance, investment activities and practices, and to discuss other matters relating to each Viking Fund and each Integrity Fund, respectively.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following chart states the investment objective of each Viking Fund and the corresponding Integrity Fund. The investment objective of each Viking Fund is substantially similar to its corresponding Integrity Fund, although worded slightly differently.

VIKING FUND	INVESTMENT OBJECTIVE OF THE VIKING FUND	INTEGRITY FUND	INVESTMENT OBJECTIVE OF THE INTEGRITY FUND
Viking-Montana Fund	The Fund's investment objective is to seek the highest level of current income that is exempt from federal and Montana personal income taxes and is consistent with preservation of capital.	Montana Fund

The Montana Fund's investment objective is to seek to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Montana income taxes as is consistent with the preservation of capital.

Viking-North Dakota Fund	The Fund's investment objective is to seek the highest level of current income that is exempt from federal and North Dakota personal income taxes and is consistent with preservation of capital.	ND Fund

The ND Fund's investment objective is to seek to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax ("AMT")) and North Dakota income taxes as is consistent with the preservation of capital.

Principal Investment Strategies—Viking-Montana Fund and the Montana Fund

The principal investment strategies of the Viking Funds are compatible with their corresponding Integrity Fund. Under normal circumstances, each Viking Fund and Integrity Fund invests primarily in municipal securities, the interest income from which is exempt from federal income tax and its applicable state tax. More specifically, to pursue its investment objective, the Viking-Montana Fund normally invests at least 80% of its net assets (including any borrowing for investment purposes) in municipal securities that pay interest free from federal income taxes, including federal AMT; and invests at least 80% of its net assets (including any borrowing for investment purposes) in municipal securities that pay interest free from Montana personal income taxes, although the Fund tries to invest all of its assets in these securities. With respect to the Montana Fund, to pursue its objective, the Montana Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the AMT and Montana personal income taxes.

All of the municipal securities in which the Viking-Montana Fund invests are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service or are of comparable quality as determined by the fund's investment manager. Similarly, the Montana Fund purchases primarily Montana municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase. The Montana Fund may buy non-rated municipal bonds if its investment adviser judges them to be of comparable quality. Both the Viking-Montana Fund and the Montana Fund may invest up to 30% of its respective net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam). Both the Viking-Montana Fund and the Montana Fund may invest up to 20% of its respective net assets in private activity bonds, the interest on which is a tax preference item for purposes of the AMT. Both the Viking-Montana Fund and the Montana Fund may invest more than 25% of its net assets in municipal securities that finance similar types of projects, such as education, healthcare, housing, industrial development, transportation or pollution control. Under normal circumstances, the Viking-Montana Fund will maintain an average stated maturity at between eight and twenty-two years and will maintain a duration at between four and fourteen years. The Montana Fund is expected to have an average dollar weighted maturity of between fifteen and twenty-five years and has no similar restriction regarding duration. Subject to approval of the Viking Board, it is anticipated that the restriction on duration of the Viking-Montana Fund will be eliminated effective [ ].

Principal Investment Strategies—Viking-North Dakota Fund and the ND Fund

The principal investment strategies of the Viking Funds are compatible with their corresponding Integrity Fund. Under normal circumstances, each Viking Fund and Integrity Fund invests primarily in municipal securities, the interest income from which is exempt from federal income tax and its applicable state tax. More specifically, to pursue its investment objective, the Viking-North Dakota Fund normally invests at least 80% of its net assets (including any borrowing for investment purposes) in municipal securities that pay interest free from federal income taxes, including federal AMT; and invests at least 80% of its net assets (including any borrowing for investment purposes) in municipal securities that pay interest free from North Dakota personal income taxes, although the Fund tries to invest all of its assets in these securities. With respect to the ND Fund, to pursue its objective, the ND Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the AMT and North Dakota personal income taxes.

All of the municipal securities in which the Viking-North Dakota Fund invests are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service or are of comparable quality as determined by the fund's investment manager. Similarly, the ND Fund purchases primarily North Dakota municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase. The ND Fund may buy non-rated municipal bonds if its investment adviser judges them to be of comparable quality. Both the Viking-North Dakota Fund and the ND Fund may invest up to 30% of its respective net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam). Both the Viking-North Dakota Fund and the ND Fund may invest up to 20% of its respective net assets in private activity bonds, the interest on which is a tax preference item for purposes of the AMT. Both the Viking-North Dakota Fund and the ND Fund may invest more than 25% of its net assets in municipal securities that finance similar types of projects, such as education, healthcare, housing, industrial development, transportation or pollution control. Under normal circumstances, the Viking-North Dakota Fund will maintain an average stated maturity at between eight and twenty-two years and maintain a duration at between four and fourteen years. The ND Fund is expected to have an average dollar weighted maturity of between fifteen and twenty-five years and has no similar restriction regarding duration. Subject to approval of the Viking Board, it is anticipated that the restriction on duration of the Viking-North Dakota Fund will be eliminated effective [ ].

Key Differences. The following is a summary of the primary differences in the principal investment policies of each Viking Fund and its corresponding Integrity Fund:

POLICY	VIKING FUND	INTEGRITY FUND	EFFECT OF DIFFERENCE
Ratings Requirements

All of the municipal securities in which a Viking Fund invests are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service ("NRSRO") or are of comparable quality as determined by the Viking Fund's investment manager. The Viking Funds will not buy issues that are in default or that the investment manager believes involve excessive risk.

Each Integrity Fund purchases primarily municipal securities issued by the respective states that are rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or which are unrated but of comparable quality, as determined by the Integrity Fund's investment adviser. An Integrity Fund will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Integrity Fund's Board may vary from this policy if it determines prompt disposal of a bond would not be in the best interests of shareholders. Each Integrity Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade.

Each Integrity Fund seeks to dispose of portfolio securities the rating of which drops below investment grade or is reduced in credit quality with respect to unrated securities although such securities may be retained under certain circumstances. Each Integrity Fund, however, will not purchase or hold more than 5% of its net assets in securities below investment grade. The Viking Funds do not have a similar policy although the Viking Funds will not buy issues in default or that the investment manager believes involve excessive risk.

In addition, the Viking Funds generally defined investment grade securities to include bonds rated BBB- or higher whereas the Integrity Funds generally defined investment grade securities to include bonds rated BBB or higher. Lower rated bonds are considered to carry greater credit risk.

Investments in futures and options.	Neither Viking Fund uses commodities, futures contracts or derivatives of any kind.

Each Integrity Fund may invest in futures and options on futures solely for hedging purposes.

Each Integrity Fund may enter into financial futures contracts and purchase and write call and put options on financial futures contracts. The ND Fund may also write (sell) covered call options (as long as it owns securities that are acceptable for escrow purposes), may write secured put options, purchase or write spread options, and purchase and write call and put options on securities indices. The ND Fund may write (sell) covered call options and secured put options on up to 25% of its net assets. An Integrity Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the fund would exceed 50% of the total assets of the respective fund. In addition, each Integrity Fund will not purchase put and call options if more than 5% of its net assets are invested in the premium of such options.

Each Integrity Fund is exposed to the risks associated with futures and options trading whereas the corresponding Viking Fund is not.

An Integrity Fund may suffer a loss from its use of put and call options and futures contracts, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative investment. A relative small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the fund. Although the Integrity Funds use derivatives for hedging purposes, the Integrity Funds may not fully benefit or may lose money on derivatives if changes in their value do not correspond accurately to changes in the fund's portfolio securities being hedged.

Investments in participation interests.	The Viking Funds may invest in municipal lease obligations, including certificates of participation.	Each Integrity Fund will not invest more than 5% of its net assets in participation interests in municipal securities in the coming year.	The Viking Fund has greater investment flexibility in investing in participation interests and therefore may have greater exposure to the economic risks associated with such instruments.

Temporary Defensive Measures. Under unusual market or other conditions, each Viking Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash and cash equivalents. These short-term investments may be taxable. For temporary defensive purposes, each Integrity Fund may invest without percentage limit in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes; obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services; certificates of deposit of domestic banks with assets of $25,000,000 or more; and municipal securities or any of the foregoing temporary investments subject to short-term repurchase agreements. In addition, for temporary defensive purposes and cash management purposes to keep cash on hand fully invested, each Integrity Fund may invest a significant portion of its assets in money market mutual funds; however, the Integrity Funds will not invest more than 10% of their total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

Other Investment Policies. Each Viking Fund's other investment policies are summarized in its Statement of Additional Information dated April 30, 2009, a copy of which is available upon request, with charge, by contacting your investment representative, calling (800) 933-8413, accessing it from the Viking Funds' website at www.vikingfunds.com or by writing to Viking Funds at P.O. Box 500, Minot, ND 58702. Each Integrity Funds' other investment policies are summarized in its Statement of Additional Information dated May 1, 2009, a copy of which is available upon request, without charge, by writing to the Funds at 1 Main Street North, Minot, North Dakota 58703 or calling (800) 276-1262.

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are discussed below. Non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, are disclosed in the respective funds' Statement of Additional Information. The following sets forth a comparison of each Viking Fund's fundamental investment restrictions and its corresponding Integrity Fund.

POLICY	VIKING FUNDS	INTEGRITY FUNDS
Senior Securities; Pledging; Borrowing

• Each Viking Fund may not issue any senior securities, borrow money or pledge any of the assets of the Fund, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of total assets.

• Each Integrity Fund may not borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing. An Integrity Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of its total assets.

Each Integrity Fund may not issue senior securities as defined in the 1940 Act, except money borrowed as permitted above.

Short Sales; Margin	• Each Viking Fund may not buy any securities on margin or sell any securities short.	• Each Integrity Fund may not make short sales of securities.
Loans	• Each Viking Fund may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies.	• Each Integrity Fund may not make loans, except in accordance with its investment objectives and policies.
Underwriting

• Each Viking Fund may not underwrite securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

• Each Integrity Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed to be a distributor under the federal securities laws in connection with the disposition of portfolio securities.

Ownership Limits	• Each Viking Fund may not purchase the securities of any issuer which would result in the Fund owning more than 10% of the outstanding voting securities of an issuer.	• No similar investment restriction.
Real Estate	• Each Viking Fund may not purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

• Each Integrity Fund may not invest in real estate (or real estate mortgage loans in the case of the Montana Fund), although an Integrity Fund may invest in municipal securities that are secured by real estate and securities of issuers that invest or deal in real estate.

Commodities; Futures; Derivatives; Oil and Gas

• Each Viking Fund may not purchase or sell commodities or commodity contracts, financial future contracts, puts, calls, straddles, spreads or any combination thereof or derivative securities of any kind, or interests in oil, gas or other mineral exploration or development programs.

• Each Integrity Fund may not invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts or options on such contracts.

• Each Integrity Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the municipal securities of issuers that invest in or sponsor such programs.

• The ND Fund may not write, purchase or sell puts, calls, or combinations thereof, except in accordance with its investment objectives and policies.

Control	• Each Viking Fund may not invest in companies for the purpose of exercising control or management.	• Each Integrity Fund may not invest for the purpose of exercising control or management of another issuer.
Concentration

• Each Viking Fund may not purchase any security if thereafter 25% or more of the total assets of the Viking Fund would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies, authorities, or instrumentalities, or to tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing.

• Each Integrity Fund may not purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or securities of the state after which the Fund was named (e.g., the State of North Dakota for the ND Fund) or their respective political subdivisions, agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be within any industry.

Investment Companies

• Each Viking Fund may not invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company.(1)

• Each Integrity Fund may not invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

Foreign Securities	• Each Viking Fund may not invest in foreign securities.	• No similar restriction.
Limitation on securities owned by adviser's directors or officers	• No similar restriction.

• Each Integrity Fund may not purchase or retain the securities of any issuer if any of the officers or directors of the investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

Illiquid Securities

• The Viking Funds do not have a similar fundamental policy regarding investments in illiquid securities. However, each Viking Fund has a non-fundamental policy restricting its investment in illiquid securities to 15% of net assets.

• Each Integrity Fund may not invest more than 15% of its net assets in illiquid securities, including (i) securities which at the time of such investment are not readily marketable, (ii) securities restricted as to disposition under the federal securities laws, and (iii) repurchase agreements maturing in more than seven days.

Consistency with Investment Objectives and Policies	• No similar fundamental policy.	Each Integrity Fund may not purchase or make investments other than in accordance with its investment objectives and policies.

(1) At the Viking Shareholder Meeting, shareholders of the Viking Funds are being asked to approve a new fundamental policy regarding ownership of investment companies which states that each Viking Fund may not:

Invest more than 5% of its total assets in securities of any single investment company, nor more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets or invest in securities of any single investment company if as a result of such investment, the Fund owns more than 3% of the total voting stock of such investment company; except that the [Viking] Fund may invest in money market mutual funds to the extent permitted by federal law, including the 1940 Act and rules promulgated thereunder.

There can be no assurance that shareholders of the Viking Funds will approve the revised policy.

COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES

Viking Fund Management, LLC, the investment adviser for each Viking Fund, is located at 116 1st Street SW, Suite C, Minot, North Dakota 58701. Viking is a North Dakota limited liability company formed by Shannon D. Radke, the President, Governor and minority owner of Viking. Mr. Radke is also the President, Treasurer and a Trustee of the Viking Funds. Under the Investment Advisory Agreement with Viking, Viking makes the investment decisions on behalf of each Viking Fund. Mr. Radke has been primarily responsible for the day-to-day management of each Viking Fund since its inception. Mr. Radke holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota, He has been engaged in the securities business since 1988 as a broker. Mr. Radke was founder of Viking in September 1998.

As compensation for its services, Viking is entitled to receive an advisory fee at an annual rate of 0.50% of each Viking Fund's average daily net assets. Viking has agreed to contractually waive its fee and reimburse fund expenses through August 1, 2009 so that a Viking Fund's total operating expenses during this period will not exceed 0.85% of its average daily net assets on an annual basis. After August 1, 2009, Viking has agreed to waive its fee and reimburse expenses through April 29, 2010 so that a Viking Fund's total operating expenses during this period will not exceed 1.07% of its average daily net assets on an annual basis. For the twelve months ended December 31, 2008, each Viking Fund paid Viking advisory fees as follows: Viking-Montana Fund paid 0.50% as a percentage of average net assets and Viking-North Dakota Fund paid 0.50% as a percentage of average net assets.

Integrity, the investment adviser for each Integrity Fund, is located at 1 Main Street North, Minot, North Dakota 58703. Integrity has been advising mutual funds since 1989 and as of March 31, 2009, has assets under management of approximately $237 million. Integrity is responsible for selecting and ongoing monitoring of securities in each Integrity Fund's portfolio, performing certain evaluations of the funds' portfolio securities, managing the Integrity Funds' business affairs and providing certain administrative services, office space, equipment and clerical services necessary for managing the Integrity Funds' investments and effecting their portfolio transactions. Integrity is a wholly owned subsidiary of Integrity Mutual Funds, a mutual fund services company. Mr. Monte Avery, Chief Portfolio Strategist of Integrity Management, is the portfolio manager to each Integrity Fund and is primarily responsible for the day-to-day management of each Integrity Fund's portfolio, including credit analysis and the execution of portfolio transactions.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, N.D.) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Integrity Funds and, effective February 2000, the manager of these funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He had been co-portfolio manager of the Kansas Municipal Fund, the Kansas Insured Intermediate Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

As compensation for its services, Integrity is entitled to receive an advisory fee at an annual rate of 0.60% of each Integrity Fund's average daily net assets. Integrity has contractually agreed to maintain expense levels of the Integrity Funds at the following annual rates through December 31, 2009: Montana Fund (Class A) 1.07%; Montana Fund (Class B) 1.57% and ND Fund (Class A) 1.07%. The foregoing contractual agreements to pay the expenses of the Integrity Funds do not apply to extraordinary or non-recurring expenses or Acquired Fund fees and expenses. In addition to the contractual commitment to maintain Integrity Fund expense levels, Integrity may also voluntarily waive or reimburse additional fees and expenses. For fiscal year 2008, after such contractual and voluntary fee waivers and expense reimbursements, and excluding Acquired Fund fees and expenses, the Integrity Funds' net annual operating expenses were: Montana Fund (Class A): 1.07%; Montana Fund (Class B): 1.57%; and ND Fund (Class A): 1.07%.

KEY DIFFERENCE: The gross investment advisory fee to be paid by each Integrity Fund is 0.10% higher than the investment advisory fee currently paid by each Viking Fund. Pursuant to contractual fee waivers and expense reimbursements, the net expenses of each Viking Fund will be no greater than 0.85% of that Fund's average daily net assets through August 1, 2009 whereas the net expenses of the Integrity Funds will be limited through December 31, 2009 to Montana Fund (Class A) 1.07%; Montana Fund (Class B) 1.57%; and ND Fund (Class A) 1.07% (excluding extraordinary or non-recurring expenses or acquired fund fees and expenses). Following August 1, 2009, Viking has agreed to waive its fee and reimburse expenses through April 29, 2010 so that a Viking Fund's total operating expenses during this period will not exceed 1.07% of its average daily net assets on an annual basis.

The Investment Advisor's Process. Viking is the investment adviser to each Viking Fund while Integrity is the investment adviser to each Integrity Fund. The investment processes utilized by Viking and Integrity are summarized below. With respect to the Viking Funds, Viking actively manages each Viking Fund's portfolio by selecting securities that it believes will provide the best balance between risk and return within the Viking Fund's range of allowable investments. When a security no longer meets the Viking Fund's investment criteria, Viking will consider selling it. With respect to the Integrity Funds, Integrity uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's investment potential, Integrity considers the bond's yield, price, credit quality and future prospects. Integrity reviews municipal securities available for purchase, monitors the continued creditworthiness of each Integrity Fund's municipal investments and analyzes economic, political and demographic trends affecting the municipal markets. Based on the analysis of this research, Integrity selects those municipal obligations that it believes represent the most attractive values. In deciding to sell a portfolio security, Integrity generally considers such facts as the bond's yield, the continued creditworthiness of the issuer and prevailing market conditions. Integrity may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet Integrity's investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or Integrity believes that the security has reached its appreciation potential.

COMPARISON OF OTHER SERVICE PROVIDERS

The Viking Funds have also entered into an agreement with Viking to provide administrative services, portfolio accounting and transfer agent services to each Viking Fund at an annual rate of 0.15% of daily net assets, plus a per account charge and reimbursement of certain direct expenses. First Western Bank and Trust serves as custodian to the Viking Funds and Viking Fund Distributors, LLC serves as principal underwriter to the Viking Funds.

Wells Fargo Bank, NA and Trust & Custody Solutions serves as custodian for each Integrity Fund. The following Integrity affiliates serve as service providers to each Integrity Fund: (1) IFD serves as principal underwriter and (2) IFS serves as transfer agent, fund accountant and administrator.

As part of the consolidation of the Viking and Integrity Fund families, if the Corridor Transaction is completed, it is expected that IFD will replace Viking Fund Distributors, LLC as the Viking Funds' principal underwriter and IFS will replace Viking as the Viking Funds' transfer agent, accounting and administrative service provider, subject to applicable Board approvals.

COMPARISON OF SALES CHARGES

An initial up-front sales charge is assessed on purchases of shares of each Viking Fund and Class A of the corresponding Integrity Fund. Class B shares of the Montana Fund are not subject to an up-front sales charge; however, Class B shares are subject to a contingent deferred sales charge ("CDSC") as described below. The offering price of the Integrity Funds and Viking Funds includes the relevant sales charge. The differences in the sales charge schedule for the Class A shares of the Integrity Funds and the Viking Funds are summarized in the following charts.

VIKING-NORTH DAKOTA FUND/VIKING-MONTANA FUND
AMOUNT OF PURCHASE	SALES CHARGE AS % OF PUBLIC OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED(1)
Less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.50%	3.63%
$100,000 but less than $250,0000	3.25%	3.36%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None(2)	None(2)

_________________

(1)Rounded to the nearest one-hundredth percent.

(2)Certain investors that purchase Viking Fund shares without a sales charge will have to pay a limited contingent deferred sales charge of 1.50% if they redeem those shares within one year of purchase. Your investment in a Viking Fund will be subject to this contingent deferred sales charge if (i) you purchased $1 million or more of Viking Fund shares and the Viking Funds' distributor paid your investment representative a commission; or (ii) you purchased your Viking Fund shares subject to a sales charge waiver, and the Viking Funds' distributor paid your investment representative a commission.

ND FUND/MONTANA FUND—CLASS A SHARES
AMOUNT OF PURCHASE	SALES CHARGE AS % OF PUBLIC OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED(1)
Less than $50,000	4.25%	4.44%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,0000	3.25%	3.36%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and above(2)	None	None

_________________

(1)Rounded to the nearest one-hundredth percent.

(2)In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), for shares purchased on or after September 1, 2007 (whether as a lump sum or pursuant to the letter of intent program or otherwise), a 1% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

THE MONTANA FUND—CLASS B SHARES

You can buy Class B shares of the Montana Fund at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Montana Fund. If you sell your Class B shares within five years of purchase, you will have to pay a CDSC based on either your purchase price or the price at which you sell your shares, whichever amount is lower, according to the following schedule.

Years Since Purchase	1	2	3	4	5	More than 5
CDSC	4%	4%	3%	2%	1%	0%

You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Montana Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Montana Fund account due to capital appreciation, and then redeem the Class B shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the distributor.

Purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. Purchases totaling $1 million or more made within 13 months of the initial purchase may qualify for the reduced CDSC. Any Class B shares purchased and sold during this 13 month period will be deducted in computing your total purchase. The 1% CDSC applies for one year after your purchases total $1 million.

Class B shares of the Montana Fund automatically convert to Class A shares approximately eight years after you buy them.

All Viking Fund shares are subject to sales charges. You may qualify for a reduced initial sales charge on purchases of a Viking Fund or Class A shares of an Integrity Fund under rights of accumulation, a letter of intent, or a group purchase program. Certain persons may also be eligible to purchase shares of a Viking Fund or an Integrity Fund without an initial sales charge. You do not pay a sales charge on the reinvestment of distributions with respect to a Viking Fund or an Integrity Fund. You will not pay any sales loads on the redemption of shares of an Integrity Fund or the purchase of shares of the corresponding Viking Fund made in connection with the Reorganizations. You will receive shares of the respective Viking Fund equal in value to the class of shares of the Integrity Fund you hold, regardless of whether you hold Class A or Class B shares of the Montana Funds.

KEY DIFFERENCES: The initial sales charges that you will pay to purchase shares of a Viking Fund are lower than the initial sales charges that you will pay to purchase Class A shares of an Integrity Fund. Although neither Viking Funds or Class A of Integrity Funds assesses an initial sales charge on purchases of $1 million or more, a CDSC is assessed on redemptions of Viking Funds' shares and Class A Integrity Funds' shares that were part of such a purchase as follows: With respect to the Viking Funds, certain investors that purchase Viking Fund shares without a sales charge will have to pay a limited CDSC of 1.50% if they redeem those shares within one year of purchase. The investment is subject to a CDSC if (i) you purchased $1 million or more of Viking Fund shares and the Viking Fund's distributor paid your investment representative a commission; and (ii) you purchased Viking Fund shares subject to a sales charge waiver, and the Viking Fund's distributor paid your investment representative a commission. The CDSC applicable to shareholders of the Integrity Funds who purchased Integrity Fund Class A shares without an initial sales charge is subject to a lower CDSC than that assessed by the Viking Funds but is subject to the CDSC if shares are redeemed over a longer period of time. With respect to Class A shares of the Integrity Funds, in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) for shares purchased on or after September 1, 2007 (whether as a lump sum or pursuant to the letter of intent program or otherwise), a 1% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

The Montana Fund also offers Class B shares and the Viking Funds do not offer a similar class. Class B shares are offered at net asset value without any up-front sales charge but are subject to the CDSC schedule described above. Class B shares of the Montana Fund convert automatically to Class A shares approximately eight years after purchase.

COMPARISON OF 12b-1 PLANS

Each Viking Fund and Integrity Fund has adopted a 12b-1 plan. With respect to the Viking Funds, each Viking Fund has a distribution plan which allows the Viking Funds to pay distribution and other fees of up to 0.25% of average daily net assets per year to those who sell and distribute shares and provide services to shareholders. With respect to the Integrity Funds, the ND Fund has adopted a 12b-1 plan with respect to its Class A shares and the Montana Fund has adopted a 12b-1 plan with respect to its Class A shares and Class B shares. Under each Integrity Fund's 12b-1 plan with respect to its Class A shares, the respective Integrity Fund may pay an annual 12b-1 fee of up to 0.25% of its average daily net assets for services performed and expenses incurred in connection with the distribution of Class A shares and for providing personal services and the maintenance of shareholder accounts. The Integrity Fund's distributor may pay a portion of the distribution and services fees to financial advisors for providing ongoing services to shareholders. With respect to the Class B shares of the Montana Fund, the Montana Fund has a adopted a 12b-1 plan that authorizes the Montana Fund to compensate the Montana Fund's distributor for services performed and expenses incurred by the distributor in connection with the distribution of Class B shares and for providing personal services and the maintenance of shareholder accounts. Under its 12b-1 plan, the Montana Fund will pay an annual distribution and service fee of 0.75% of average daily net assets of Class B shares. The annual distribution fee compensates the Integrity Fund's distributor for paying dealers who sell Class B shares an up-front sales commission of 3.75% on amounts invested (1% on sales of $1 million or more), excluding sales to investors exempt from the CDSC. The Integrity Fund's distributor may use a portion of this fee to pay an annual service fee of up to 0.25% of the average daily net assets of Class B shares to dealers for providing ongoing services to shareholders. Class B shares of the Montana Fund will automatically convert to Class A shares approximately eight years after purchase so that the distribution fees the shareholder pays over the life of their investment are limited. Shareholders of the Montana Fund will continue to pay an annual service fee on any converted Class B shares of 0.25% of the average daily net assets applicable to Class A shares of the Montana Fund. Because each Viking Fund and Integrity Fund pay 12b-1 fees, your investment cost in a Viking Fund or an Integrity Fund over time may be higher than paying other types of sales charges.

KEY DIFFERENCES. The Viking Funds and Class A shares of the Integrity Funds are assessed the same 12b-1 fees, expressed as a percentage of average daily net assets. The Viking Funds do not offer a class of shares similar to the Class B shares of the Montana Fund which are offered without an up-front sales charge, but are subject to a CDSC and a higher 12b-1 fee for approximately eight years after purchase.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PRIVILEGES

PURCHASE PROCEDURES. Each Viking Fund and Integrity Fund continuously offers its shares through its respective distributor. You may purchase shares of a Viking Fund or an Integrity Fund on any day that the New York Stock Exchange is open.

You may purchase shares of a Viking Fund by sending a check or wire to the Viking Funds' transfer agent. When investors open an account with the Viking Funds, you will automatically receive telephone privileges allowing you or your investment representative to buy, sell or exchange your shares and make certain other changes to your account. All checks, drafts, wires and other payment mediums must be payable in U.S. dollars. The Viking Funds may either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction and make adjustments to the shareholders account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. You may also purchase shares of a Viking Fund by systematic investment (described below) or through certain broker-dealers or other financial institutions.

You also may purchase shares of an Integrity Fund by sending a check, ACH payment or wire to the Integrity Funds transfer agent. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. You may also buy shares of an Integrity Fund by systematic investment (described below) or through certain broker-dealers or other financial advisers. If you purchase shares through a broker-dealer or other financial adviser, with signed authorization, such dealers or agents may place a telephone order for the purchase or redemption of shares of up to $100,000.

If you purchase shares directly from a Viking Fund, you receive quarterly account statements and a confirmation of every transaction. If you purchase shares directly from an Integrity Fund, you will also receive quarterly statements and a confirmation of every transaction. If you purchase or redeem shares of a Viking Fund or an Integrity Fund through a broker-dealer or other financial adviser, the policies and fees charged by that institution may be different from those charged by the Funds.

The Viking Funds and Integrity Funds currently do not issue share certificates.

EXCHANGE PROCEDURES. You may exchange shares of a Viking Fund for shares of any other series of the Viking Trust, without paying any additional sales charges. With respect to Integrity Funds, shares of an Integrity Fund may be exchanged for shares of other funds underwritten by the Integrity Funds' distributor. No sales charge is assessed when exchanging Integrity Funds of the same share class with identical sales charge schedules. However, if you exchange from a fund with a lower initial sales charge than the one into which the you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC for purposes of calculating the CDSC, the holding period will begin on the purchase date of the shares being exchanged.

KEY DIFFERENCES. Under the exchange privileges, the Viking Funds do not assess a sales charge for exchanges with other Viking Funds whereas the Integrity Funds may assess the difference in sales charges when exchanging from an Integrity Fund with a lower sales charge than the one into which the shareholder is exchanging.

Each Viking Fund provides telephone privileges to buy or sell shares to the shareholder and his or her investment representatives. Each Integrity Fund only provides telephone privileges to authorized dealers to purchase shares, subject to a $100,000 limit.

Redemption Procedures. You may sell shares of a Viking Fund by telephone (provided the transaction is for $100,000 or less, the shares are not held in certificated form and have not changed your address by phone within the last 15 days), or by mail to the Viking Fund's transfer agent. You may also sell shares by systematic withdrawal (as described below) or through certain broker-dealers or other financial advisers. You may sell shares of an Integrity Fund by mail or with signed authorization, your financial adviser may fax, mail or telephone provided the transaction is for $100,000 or less in an order to sell shares to the Integrity Fund's transfer agent. You may also sell shares by systematic withdrawal (as described below) or through certain broker-dealers or other financial advisers.

You may redeem shares of each Integrity Fund and Viking Fund on any Business Day. You will receive the NAV next calculated for the shares (minus any applicable CDSC) after the Viking Fund's or Integrity Fund's transfer agent, as applicable, receives your request in proper form. If you place your order to sell shares of an Integrity Fund through your broker-dealer or other financial advisor, your order must be received by the broker by the close of trading for you to receive that day's price. With respect to the Viking Funds, if you place your order to sell shares of a Viking Fund through your securities dealer, the Viking Fund uses the NAV next calculated after your securities dealer receives your request.

Each Integrity Fund and Viking Fund has also reserved the right to make redemption payments in securities rather than cash.

Key Differences. Each Viking Fund provides telephone privileges to sell shares to the shareholder and his or her investment representative whereas the Integrity Funds provide telephone privileges to authorized dealers to sell shares.

Systematic Investment/Withdrawal Plans. Each Viking Fund and Integrity Fund offer systematic investment and withdrawal plans. Under the Viking Funds' and Integrity Funds' systematic investment plan, you may make monthly investments. Minimum investments under the Viking Funds' and the Integrity Funds' systematic investment plan are $25 and $50, respectively.

Under the systematic withdrawal plan of each Viking Fund and Integrity Fund, you may redeem a specified amount of money from your account on a monthly, quarterly, semi-annual or annual basis.

Under the Viking Funds' systematic withdrawal plan, your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $25. For retirement plans subject to mandatory distribution requirements, the $25 minimum will not apply. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account on approximately the 5th or 20th day of the applicable month. Under the Integrity Funds' systematic withdrawal plan, your account must also be at least $5,000, but there is no minimum withdrawal amount. Under the Integrity Funds' plan, sufficient shares will be redeemed for the designated amount on approximately the 1st or 25th day of the applicable month. An Integrity shareholder who participates in the automatic investment plan is ineligible to participate in the Integrity systematic withdrawal plan.

Key Differences. Each Viking Fund's systematic investment plan provides for minimum systematic investments of at least $25 whereas each Integrity Fund's plan provides for a minimum systematic investment of $50. Moreover, each Viking Fund's systematic withdrawal plan provides for minimum withdrawals of $25 while each Integrity Fund's plan provides for withdrawals, without a minimum withdrawal limitation. Payments under the Viking Funds' and Integrity Funds' withdrawal plan are withdrawn from the shareholder's account at different days of the applicable month.

COMPARISON OF MINIMUM INITIAL/SUBSEQUENT INVESTMENT REQUIREMENTS

The following tables summarize the minimum initial and subsequent investment requirements of each Viking Fund and Integrity Fund.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS

BUYING SHARES	VIKING-NORTH DAKOTA FUND VIKING-MONTANA FUND		NORTH DAKOTA FUND MONTANA FUND
MINIMUM INVESTMENTS	INITIAL	ADDITIONAL	INITIAL	ADDITIONAL
Regular Accounts	$500	$25	$1000	$50
UGMA/UTMA Accounts	$250	$25	N/A	N/A
IRAs, Roth IRAs, SEP IRA's, Simple IRA's or IRA rollovers	$250	$25	$250	$50
Retirement Accounts (other than IRAs, Roth IRAs, SEP IRA's, Simple IRA's or IRA rollovers)	$25	$25	N/A	$50
Automatic Investment Plan	$25	$25	$50	$50

COMPARISON OF DISTRIBUTION POLICIES

Each Viking Fund and Integrity Fund distributes its net investment income monthly and net realized capital gains at least annually.

Normally, each Viking Fund and Integrity Fund reinvests distributions in additional shares of the respective funds unless a shareholder elects to receive distributions in cash or in the case of the Viking Funds, a shareholder may also elect to invest distributions in additional shares of another Viking mutual fund (provided the shareholder has a minimum account value of $1,000 in the fund making the distribution).

COMPARISON OF NET ASSET VALUE CALCULATION PROCEDURES

The NAV of the Viking Fund is determined by taking the total value of each fund's total assets, subtracting the fund's liabilities, and then dividing the result (net assets) by the number of outstanding shares of the fund. With respect to the Integrity Funds, the NAV is calculated for each class by taking the total value of the class' total assets, including interest and dividends accrued but not yet collected, less all liabilities and dividing by the total number of shares outstanding for the class. Generally, each Viking Fund and Integrity Fund values assets for which market quotations are readily available at their market value. If market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable or when an event occurs that materially effects asset value, each Viking Fund and Integrity Fund values securities at fair value pursuant to procedures adopted by the Viking Board or the Integrity Board, respectively. Municipal securities for the Viking Funds are valued by their investment adviser using a matrix system which estimates market values from yield data relating to securities with similar characteristics. In establishing fair value for the municipal securities held by the Integrity Funds, IFS considers factors such as yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. IFS may also use a matrix system to compare securities to determine valuations. Each Integrity Fund may also invest in financial futures and related options for hedging purposes. Options that are traded on an exchange are valued at the last sales price or, in the absence of a sale, at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Neither Viking Fund invests in financial futures and related options. The Integrity Funds value fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. The Viking Funds value corporate bonds, U.S. government securities and money market securities at times before the close of the New York Stock Exchange when trading in such securities is substantially completed unless an event occurs during such period that materially affects the value of these securities. In such case, the securities will be valued at their fair value determined in good faith following procedures approved by the Board.

Each Integrity Fund values short-term securities with remaining maturities of less than 60 days at amortized cost or at original cost plus accrued interest. The Viking Funds value cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date.

Each Viking Fund and Integrity Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) on each weekday except days when the New York Stock Exchange is closed.

Key Differences. Each Integrity Fund may invest in financial futures and related options for hedging purposes. Neither Viking Fund invests in financial futures and related options. The Viking Funds investment adviser uses a matrix system to value municipal securities whereas IFS considers various factors but may also use a matrix system.

TAX MATTERS RELATING TO THE REORGANIZATIONS

The Viking Trust and the Integrity Funds will receive opinions from Chapman and Cutler LLP, counsel to the Integrity Funds, to the effect that each Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, no gain or loss will be recognized for federal income tax purposes by a Viking Fund, an Integrity Fund or their respective shareholders as a result of a Reorganization. There is additional information about the federal income tax consequences of the Reorganization under "Taxation."

INVESTMENT RISKS

GENERAL RISKS

The investment risks applicable to each Viking Fund and its corresponding Integrity Fund are similar. An investment in a Viking Fund or an Integrity Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Viking Fund or an Integrity Fund will meet its investment objective. The net asset value, yield and total return of each Viking Fund and Integrity Fund will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a fund invests is based upon the market's perception of the underlying value and is not necessarily an objective measure of the securities' values. You could lose money on your investment in a Viking Fund or an Integrity Fund. An investment in a Viking Fund or an Integrity Fund is not by itself a complete or balanced investment program.

SPECIFIC RISKS

Interest Rate Risks. The value of your investment in a Viking Fund and an Integrity Fund may change in response to changes in interest rates and is therefore subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

Credit Risks. The value of your investment in a Viking Fund or an Integrity Fund is subject to credit risk. Credit risk is the risk that an issuer or insurer of a bond is unable or unwilling to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.

Municipal Insurance Risk. Although not required, some of the municipal securities held by a Viking Fund or an Integrity Fund may be covered by insurance that generally seeks to guarantee the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance generally seek to guarantee timely and scheduled repayment of principal and payment of interest on a municipal security in the event of default by the issuer, and generally cover a municipal security to its maturity.

Municipal security insurance does not insure against market fluctuations in a fund's share price. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by the insurance company and on the municipal markets as a whole.

Single State Funds. Because each Viking Fund and Integrity Fund primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in the state and therefore the value of the fund's investment portfolio. As a result, the value of the assets in a Viking Fund or an Integrity Fund may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states or nationally.

Each Viking Fund and Integrity Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, industrial development, pollution control, utilities, transportation, and education. Each Viking Fund and Integrity Fund therefore bears the risk that economic, political or regulatory developments could adversely affect a project would likely affect similar projects and therefore the value of a Fund's portfolio.

Non-Diversification Risk. Each Viking Fund and Integrity Fund is a non-diversified investment company and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the respective fund's assets may be invested in the municipal securities of a limited number of issuers, each fund is exposed to greater market risk as its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified fund.

In addition, because of the relatively small number of issuers of municipal securities in Montana and North Dakota, the Viking Funds and Integrity Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. Therefore, the funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each Viking Fund and Integrity Fund may also invest in the securities of issuers of municipal securities in U.S. territories and possessions. The funds are, therefore, more susceptible to economic, political or regulatory developments that could adversely affect issuers in a U.S. territory or possession and, as a result, the value of the funds' portfolios.

Income Risk. The value of your investment in the Viking Funds and Integrity Funds is subject to income risk. Income risk is the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from its new share sales or from matured or called bonds at market interest rates that are below the portfolio's current earnings rate. If a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

Inflation Risk. The value of your investment in the Viking Funds or Integrity Funds is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

Portfolio Strategy Risk. The value of your investment in a Viking Fund or an Integrity Fund is subject to the investment manager's skill in choosing appropriate investments for the fund which will determine in part the fund's ability to achieve its investment objective.

Tax Risk. The value of your investment in Viking Fund or Integrity Fund is subject to tax risk. Tax risk is the risk that income from municipal bonds held by a Viking Fund or an Integrity Fund could be declared taxable because of, for example, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

INFORMATION ABOUT THE PLAN

This section summarizes the material terms of the Plan. This section is qualified in its entirety by the terms and conditions contained in the Plan, a form of which is attached as Appendix A to this Proxy Statement/Prospectus.

GENERAL DESCRIPTION OF THE PLAN

Under the Plan, each Integrity Fund will transfer its stated assets to a corresponding Viking Fund in exchange solely for shares of the Viking Fund and the corresponding Viking Fund's assumption of the applicable Integrity Fund's stated liabilities. The Plan further provides that each Integrity Fund will then distribute the shares received from the Viking Fund proportionately to its shareholders and terminate. Each shareholder of an Integrity Fund will receive full and fractional shares of the corresponding Viking Fund equal in value to that of his or her respective class of shares of the applicable Integrity Fund held by the shareholder. In this regard, with respect to the Montana Fund, as the Montana Fund offers two classes of shares, Class A shares and Class B shares, and the Viking-Montana Fund only offers one class of shares, shareholders of Class A shares and Class B shares of the Montana Fund will receive shares of the one class of the Viking-Montana Fund equal to the value of the class of shares they held in the Montana Fund. The Plan contains representations, warranties, and conditions designed to help ensure that each Reorganization is fair to the participating Viking Fund, Integrity Fund, and their respective shareholders. The Plan provides that the consummation of each Reorganization is contingent upon, among other things, approval of the Plan by the participating Integrity Funds' shareholders. The Plan may be terminated with respect to a Reorganization if, on or before the Effective Time (as defined in the Plan) of the Reorganization, certain conditions precedent have not been satisfied or if the Integrity Board or the Viking Board determines that consummation of the Reorganization is not in the best interests of the shareholders of the participating Integrity Fund or Viking Fund, respectively. Under the Plan, Corridor is obligated to pay the expenses incurred by the Integrity Funds and Viking Funds in connection with the Reorganizations. In addition, Integrity will share equally the legal costs (up to a maximum outlay of $10,000) of the initial preparation of the first distribution draft of the documentation required for submission to the SEC and shall share equally in any proxy solicitation costs to Integrity Fund shareholders with respect to the Reorganizations.

The Closing Date (as defined in the Plan) of each Reorganization is scheduled to occur on or about June 30, 2009 or such other date as the parties may agree.

The Reorganization is subject to a number of conditions being satisfied or waived including shareholder approval. The shareholders of each Integrity Fund must separately approve the Reorganization with respect to their Integrity Fund in order for the Reorganization to be approved for that Fund. The Reorganizations are also contingent upon receiving approval of the Reorganizations for both Integrity Funds. In addition, unless the parties agree otherwise, the closing of the Reorganizations is also contingent upon the closing (either simultaneous with or preceding the Effective Time (as defined in the Plan) of the Corridor Agreement. In the event an Integrity Fund fails to receive sufficient votes for approval of the Reorganization or the Corridor Transaction does not close, the Reorganizations will not be effected and the Board will consider other appropriate options.

If the conditions for closing are satisfied, shares of each Integrity Fund will no longer be offered for sale, except through the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

If shareholders of each Integrity Fund approve the Plan, the stock transfer books of that Integrity Fund will be permanently closed as of 4:00 p.m., Eastern time, on the Closing Date. Each Integrity Fund will only accept requests for redemptions received in proper form before 4:00 p.m., Eastern time, on the business day immediately preceding the Closing Date. Requests received after that time will be considered requests to redeem shares of the corresponding Viking Fund.

RELATED PARTY TRANSACTIONS

As described above, Integrity and Viking have entered into the Corridor Agreement pursuant to which Corridor and Viking will acquire, among other things, all of the shares of IFD, IFS and certain assets of Integrity. The purchase price to be paid by Corridor and Viking to Integrity Mutual Funds is: (1) 60 basis points of the aggregate net asset value of the outstanding shares of the Integrity Family Funds on the Corridor Closing Date (the "Corridor Closing Date Shares") and (2) 10 basis points of the then aggregate net asset value of the Corridor Closing Date Shares which then remain 12 months post Corridor Closing Date, 24 months post Corridor Closing Date and 36 months post Corridor Closing Date (collectively, the "Purchase Price").

SECURITIES TO BE ISSUED AND SHAREHOLDER RIGHTS

The Viking Trust is an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. The Viking Trust may issue an unlimited number of authorized shares of beneficial interest, with a par value of $0.001 per share. The Viking Trust is a series company, meaning the Board of Trustees of the Viking Trust may establish one or more series of the Viking Trust without shareholder approval. In addition, the Board of Trustees of the Viking Trust may divide the shares of any series of the Viking Trust into classes. Currently, the Viking Trust consists of the following series: the Viking-Montana Fund, the Viking-North Dakota Fund, the Viking Large-Cap Value Fund and the Viking Small-Cap Value Fund. Each series currently offers only one class of shares. Each share of a series represents an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive his pro rata share of all distributions made with respect to such series. Upon redemption of his or her shares, a shareholder shall be paid solely out of the funds and property of such series. All shares issued pursuant to the certificate of trust and trust instrument of the Viking Trust shall be fully paid and nonassessable. Shareholders have no preemptive or other right to subscribe to any additional shares of other securities issued by the Viking Trust. If shares of a series are divided into classes, each class of a series shall represent interest in the assets of that class and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a class may be borne solely by such class as determined by the trustees and a class may have exclusive voting rights with respect to matters affecting only that class.

Each Integrity Fund is registered as an open-end management investment company and is organized as a corporation under the laws of the State of North Dakota. The ND Fund may issue a total of 100,000,000 authorized shares, each with par value of $0.001 per share. The ND Fund has established four classes of shares designated Class A shares, Class B shares, Class C shares and Class R shares. Subject to the North Dakota Business Corporation Act ("NDBA"), the directors may also, in their discretion, without obtaining any prior authorization or vote of the shareholders of ND Fund or the shareholders of any class may authorize the division of shares of the ND Fund into additional classes. The Directors of the ND Fund may establish the relative rights and preferences of the classes of shares. Currently, the ND Fund only offers Class A shares. Each share of the ND Fund represents an equal proportionate in the assets and liabilities belonging to the ND Fund. With respect to matters submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each share he or she hold irrespective of class thereof. All holders of shares shall vote as a single class except as may otherwise be required by law, pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of shares, in which case only the holders of shares of the class or classes effected shall be entitled to vote. A shareholder of a the ND Fund will receive a pro rata share of all distributions arising from the respective class's assets and, upon redeeming shares, will receive the portion of the net assets of the respective class represented by the redeemed shares, minus any applicable CDSC.

The Montana Fund may issue a total of 200,000,000 authorized shares, each with a par value of $0.001 per share. The Montana Fund has established four classes of shares designated Class A shares, Class B shares, Class C shares and Class R shares. Subject to the NDBA, the directors may also, in their discretion, without obtaining any prior authorization or vote of the shareholders of Montana Fund or the shareholders of any class authorize the division of shares of the Montana Fund into additional classes. The Directors of the Montana Fund may establish the relative rights and preferences of the classes of shares. Currently, the Montana Fund only offers two classes of shares, Class A shares and Class B shares. Each share of the Montana Fund represents an equal proportionate in the assets and liabilities belonging to the respective class of the Montana Fund. Class B converts to Class A approximately eight years after purchase. With respect to matters submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each share he or she holds irrespective of class thereof. All holders of shares shall vote as a single class except as may otherwise be required by law, pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, or except with respect to any matter which affects only one or more classes of shares, in which case only the holders of shares of the class or classes effected shall be entitled to vote. A shareholder of a the Montana Fund will receive a pro rata share of all distributions arising from the respective class's assets and, upon redeeming shares, will receive the portion of the net assets of the respective class represented by the redeemed shares, minus any applicable CDSC.

Neither Delaware nor North Dakota law requires the Viking Funds or the Integrity Funds, respectively, to hold annual meetings of shareholders, and generally, the Viking Funds and the Integrity Funds will hold shareholder meetings only when specifically required by federal or state law.

There are no conversion or preemptive rights in connection with the current shares of either a Viking Fund or the Integrity Funds, except that, with respect to the Montana Fund, Class B shares automatically convert into Class A shares as described in the Integrity Fund's Prospectus.

For the Integrity Funds, cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates.

The following chart provides additional information with respect to material differences in the rights of shareholders of the Viking and the Integrity Funds.

SHAREHOLDER RIGHTS	VIKING FUNDS	INTEGRITY FUNDS
Division of series and classes.	The Board may divide shares into series and shares of series into classes without a shareholder vote.	The directors may divide the shares of an Integrity Fund into shares of one or more additional classes without a shareholder vote.
Calling a shareholder meeting.	Shareholders representing 10% of the outstanding shares of a series or class of the Viking Trust entitled to vote may call meetings of the shareholders of the respective series or class.

If a regular meeting of shareholders has not been held during the earlier of six months after the fiscal year end of the Integrity Fund or fifteen months after its last meeting, a shareholder or shareholders holding five percent or more of the voting power of all shares entitled to vote may demand by written notice to the president or secretary of the fund a regular meeting of shareholders at which there generally must be an election of qualified successors for directors and any business appropriate for shareholder action. Additionally, a special meeting of the shareholders may be called for any purpose or purposes at any time, by a shareholder or shareholders holding ten percent or more of the voting power of all shares entitled to vote (twenty-five percent or more if the purpose of the meeting is to consider any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose).

Liquidation of Trust or Series.

Shareholder approval of the Viking Trust or affected series thereof is required prior to the sale of substantially all the assets of the Viking Trust or affected series or the conversion of the Viking Trust's or an affected series' assets into money and the distribution thereof to shareholders, provided no shareholder approval is required if a majority of the Trustees determines that the continuation of the Viking Trust or series is not in the best interest of the Viking Trust, such series, or their respective shareholders as a result of factors or events adversely affecting the ability of the Viking Trust or such series to conduct its business and operation in an economically viable manner.

Shareholder approval is required prior to a voluntary dissolution of the applicable Integrity Fund.
Shareholder liability.

Under Delaware law, shareholders of a series of the Viking Trust are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. There is, however, a possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.

To guard against the risk that Delaware law might not be applied in other states, the trust instrument of the Viking Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Viking Trust or any series and requires every written obligation of the Viking Trust or any series to contain a statement that such obligation may only be enforced against the assets of the Viking Trust or such series. The trust instrument further provides for indemnification out of the assets belonging to the applicable series of any shareholder or former shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason for the obligations of the applicable series.

Under the NDBA, an Integrity Fund's shareholder is under no obligation to the Integrity Fund or its creditors with respect to such shares other than the obligation to pay to the Integrity Fund the full consideration of which such shares were issued or to be issued.

Amendments to Trust Instrument.

The Board of Trustees may, without shareholder approval amend the trust instrument provided that shareholders have the right to vote on any amendment (1) which affects the voting rights of shareholders granted in certain provisions of the trust instrument; (2) which amends the provision of the trust instrument addressing amendments thereto; (3) which is required to be approved by shareholders by law or by the Viking Trust's registration statement filed with the SEC; and (4) which is submitted to shareholders by the Trustees in their discretion.

Under the NDBA, after the issuance of shares, the articles of a corporation may be amended by a resolution approved by a majority of the directors or proposed by a shareholder or shareholders holding five percent or more of the voting power of shares entitled to vote must be submitted to shareholders for approval provided that the board of directors of a registered open-end management investment company may, without shareholder approval, increase or decrease but not below the then outstanding shares, the aggregate number of shares the corporation has to issue, including the shares of any class or series, unless prohibited in the articles of incorporation.

Voting for trustees or directors.

Under the Viking Trust's trust instrument, the first shareholders' meeting shall be held to elect trustees. Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion, consistent with the limitations of the 1940 Act. The power of appointment is subject to Section 16(a) of the 1940 Act. Section 16(a) of the 1940 Act generally provides that vacancies may be filled in any legal manner if immediately thereafter at least two-thirds of the directors then holding office have been elected by shareholders.

Shareholders entitled to vote for directors have the right to cumulate those votes in all elections of directors by giving proper notice.

DISSENTERS' RIGHTS

Under the NDBA, shareholders of the ND Fund or Montana Fund who do not desire to participate in the Reorganizations have the right to dissent and to seek to be paid the fair value for his or her shares. Fair value is generally defined under the NDBA to mean the value of the shares of a corporation immediately before the effective date of the applicable corporate action. The rights of dissenting shareholders are set forth in Section 10-19.1-87 of the NDBA and the procedures for asserting such rights are set forth in Section 10-19.1-88 of the NDBA. A copy of these sections of the NDBA have been attached hereto as Appendix B. The procedure rules are specific and must be followed precisely. Failure to comply with the procedures may cause termination or otherwise affect your rights. The following information is intended as a brief summary of the material provisions of the statutory provisions shareholders must follow to assert their dissenters rights and is qualified in its entirety by reference to Sections 10-19.1-87 and 10-19.1-88 of the NDBA.

A shareholder who is entitled to dissent under Section 10-19.1-87 of the NDBA and wishes to assert its dissenters' rights shall file with the respective Integrity Fund before the vote of the Reorganization a written notice of intent to demand the fair value of the shares owned by the shareholder and may not vote the shares in favor of the proposed Reorganization. After the Reorganization is approved by the Board of Directors and shareholders of the applicable Integrity Fund, the respective Integrity Fund shall give a written dissenters' notice to the applicable shareholders. The written dissenters' notice shall contain the address to which a demand for payment and share certificates must be sent in order to obtain payment and the date by which they must be received; a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBA which governs dissenters' rights. In order to receive the fair value of shares, a dissenting shareholder must demand payment and deposit certificated shares within thirty days after the written dissenters' notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

After the Reorganization takes effect, or after the corporation receives a valid demand for payment, whichever is later, the respective Integrity Fund shall remit to each dissenting shareholder who has complied with the applicable sections the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by the Integrity Fund's closing balance sheet and statement of income for a fiscal year ending not more than sixteen months before the effective date of the corporate action, together with the latest interim financial statements; an estimate by the Integrity Fund of the fair value of the shares and a brief description of the method used to reach the estimate; and a copy of Sections 10-19.1-87 and 10-19.1-88 of the NDBA which governs dissenters' rights (the "Dissenters Materials"). The exercise of dissenters' rights are subject to the "forward pricing" requirements of Rule 22c-1 under the 1940 Act and supersede contrary provisions of state law. The Integrity Funds may withhold the foregoing remittance from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with the applicable provisions governing the exercise of dissenters' rights, the applicable Integrity Fund shall forward to the dissenter the Dissenters Materials, a statement of the reason for withholding the remittance and an offer to pay to the dissenter the amount listed in the Dissenters Materials if the dissenter agrees to accept the amount in full satisfaction. The dissenter may decline the offer and demand payment based on the dissenter's estimate of fair value. Failure to do so entitles the dissenter only to the amount offered.

If the Integrity Funds fail to remit within sixty days of the deposit of certificates, it shall return all deposited certificates but may again give a written dissenters' notice and require deposit at a later date.

If a dissenter believes that the amount remitted by the Integrity Funds is less than the fair value of the shares plus interest, the dissenter may give written notice to the applicable Integrity Fund of the dissenter's own estimate of the fair value of the shares plus interest, within thirty days after the Integrity Fund mails the remittance and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation. If the Integrity Fund receives such a demand, it shall, within sixty days after receiving the demand, either pay the amount demanded or agreed to by the dissenter after a discussion with the Integrity Funds or file in court a petition requesting that the court determine the fair value of the shares plus interest. The Integrity Funds, after filing the petition, shall serve all parties with a summons and copy of the petitions under the rules of civil procedure. The fair value of the shares as determined by the court is binding on all shareholders, wherever located.

If you elect to exercise your right to dissent you should send the notice of election to: Integrity Fund Services, Inc. (shareholder services) at 1 Main Street North, Minot, North Dakota 58703.

REASONS FOR THE REORGANIZATIONS

Based on the considerations described below, the Integrity Board of ND Fund and Montana Fund, including the Independent Directors, have determined that the Reorganizations would be in the best interests of each Integrity Fund and that the interests of each Integrity Fund's existing shareholders would not be diluted as a result of the Reorganizations. The Integrity Board approved the Reorganizations and recommended that shareholders of the Integrity Funds approve the Reorganization of their respective Integrity Fund.

During the last year, the Integrity Board received and considered a variety of materials relating to the Corridor Transaction, including information relating to Corridor and Viking, the rationale therefore, alternatives to the Corridor Transaction and the potential impact on the Integrity Funds. As part of the Corridor Transaction, the Integrity Board considered the proposed Reorganizations of the ND Fund and Montana Fund into the Viking-North Dakota Fund and Viking-Montana Fund, respectively. Prior to approving the Reorganizations, the Independent Directors reviewed and considered information regarding the proposed Reorganization and the rationale therefor. The Independent Directors reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In considering the Plan, the Independent Directors also relied upon their knowledge of the Corridor Transaction, Corridor, Viking, the Viking Funds and the Integrity Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors in considering the Plan. Each Independent Director may have accorded different weight to the various factors in reaching his conclusions with respect to the Plan. The Independent Directors did not identify any single factor as all-important or controlling. The Independent Directors' considerations were instead based on a comprehensive consideration of all the information presented. At meetings held on March 6, 2009 and on March 11, 2009, the Integrity Board of the ND Fund and Montana Fund, including the Independent Directors, approved the Plan. The Integrity Board considered a number of principal factors in reaching its determination, including the following:

•	the compatibility of the Viking Fund's investment objective and policies with those of its corresponding Integrity Fund;
•	the relative past and current asset levels of the Integrity Funds and Viking Funds;
•	the relative fees and expense ratios of the Integrity Funds and Viking Funds, including expense caps;
•	the investment performance of the Integrity Funds and Viking Funds;
•	the anticipated tax-free nature of the Reorganization;
•	the expected costs of the Reorganization and the extent to which the funds would bear any such costs;
•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the funds;
•	the nature and quality of services provided by the investment adviser to the Viking Funds;
•	any potential benefits to Integrity as a result of the Reorganization;
•	and any other benefits to the funds.

Similarity of Investment Objectives and Policies: The investment objective of each Viking Fund and its corresponding Integrity Fund is substantially similar. The investment objective of the Viking-North Dakota Fund is to seek the highest level of current income that is exempt from federal and North Dakota personal income taxes and is consistent with preservation of capital. The investment objective of the ND Fund is to seek to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax ("AMT")) and North Dakota income taxes as is consistent with preservation of capital.

The investment objective of the Viking-Montana Fund is to seek the highest level of current income that is exempt from federal and Montana personal income taxes and is consistent with preservation of capital. The investment objective of the Montana Fund is to seek to provide its shareholders with as high a level of current income exempt from federal income tax (other than AMT) and Montana income taxes as is consistent preservation of capital. The Integrity Board also considered the substantially similar investment policies and principal risks.

Distribution Opportunities: The Integrity Board considered the potential for economies of scales with a larger asset size of the funds following the Reorganizations and the access to the broker-dealer network utilized by the Viking Funds thus potentially improving growth prospects.

Expenses: The Board considered the fees and expense ratios of the Integrity Funds and Viking Funds including estimated expenses after the Reorganization and the impact of expense caps. The Board noted that the management fees and the net expenses paid by the Viking Funds during their most recently completed fiscal year were lower than the management fees and net expenses of the corresponding Integrity Fund during such period. The management fee of each Viking Fund is 0.10% lower as a percentage of daily net assets than those of the corresponding Integrity Fund. It was anticipated that the Reorganizations would result in no greater net expenses for the combined fund than that of its corresponding Integrity Fund. The Integrity Board considered that the expense caps on the Viking Funds is lower than that of the corresponding Integrity Fund, but has a shorter duration. In this regard, Viking has agreed to contractually waive its fee and reimburse fund expenses through August 1, 2009 so that the Viking Funds' total operating expenses during this period will not exceed 0.85% of its average daily net assets on an annual basis. In contrast, Integrity has contractually agreed to maintain expense levels of the Integrity Funds at the following annual rates through December 31, 2009: Montana Fund (Class A) 1.07%; Montana Fund (Class B) 1.57% and ND Fund (Class A) 1.07%. In light of the foregoing, Viking has agreed that after August 1, 2009, Viking will waive its fee and reimburse expenses through April 29, 2010 so that the Viking Funds' total operating expenses during this period will not exceed 1.07% of its average daily net assets on an annual basis. Accordingly, Viking has agreed to maintain the same expense cap of the Integrity Funds through April 29, 2010.

Performance: The Integrity Board considered the historic investment performance of each Integrity Fund and Viking Fund. In this regard, the Integrity Board considered that the Viking Funds had a slightly stronger performance record over the longer term periods (five year and since inception periods ending December 31, 2008).

Tax-Free Nature of each Reorganization: It is anticipated that each Reorganization will be accomplished without federal tax consequences for the participating Integrity Fund, its corresponding Viking Fund, and their respective shareholders.

Transaction Costs: Corridor Investors, LLC has agreed to pay the expenses incurred by each Viking Fund and Integrity Fund in connection with the Reorganizations. In addition, Integrity has agreed to share certain legal expenses and proxy solicitation costs with Corridor. Accordingly, the Integrity Funds and their shareholders would not bear the costs of the Reorganizations.

Dilution: The Plan includes provisions intended to avoid dilution of the interests of the shareholders of each Integrity Fund. Under the Plan, each Integrity Fund's shareholder will receive shares of the corresponding Viking Fund equal in value to the shares of the respective class of the Integrity Fund held.

Nature, Extent and Quality of Services: The Board considered the nature, extent and quality of services providing by Viking to the Viking Funds, including advisory and administrative services. The Board considered the professional experience, qualifications and credentials of Viking's investment personnel. In light of the Corridor Agreement, the Board also considered Corridor's business structure, including ownership and financing arrangements.

Income to Integrity Mutual Funds: The Board recognized the terms of the Corridor Transaction and that the Reorganizations are part of the overall transactions involved in the Corridor Transaction pursuant to which Corridor will be providing, primarily through its subsidiaries, investment advisory and other mutual fund services to the Integrity and Viking family of funds. Simultaneously, Viking will become a subsidiary of Corridor. The Board recognizes that Integrity Mutual Funds will receive compensation from Corridor and Viking under the terms of the Corridor Agreement and that the interested directors and officers of the Integrity Funds and other officers and employees of Integrity Mutual Funds and Viking will own membership interests in Corridor.

Other Benefits to the Integrity Funds. The Board recognized that certain officers and employees of Integrity Mutual Funds will become officers and employees of Corridor and/or Viking and Viking is intended to become a subsidiary of Corridor. Accordingly, the Integrity Board considered the continuity of service as personnel familiar with the Integrity Funds will continue with Corridor. Accordingly, it is anticipated that following the Reorganizations, IFS and IFD will be the transfer agent and distributor, respectively, for the Viking Funds, subject to board approval.

Conclusion: The Integrity Board, including the Independent Directors, approved the Reorganization of each Integrity Fund, concluding that it is in the best interests of the shareholders of the respective Integrity Fund and that the interests of the shareholders of each Integrity Fund would not be diluted as a result of the respective Reorganization.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF THE PLAN

TAXATION

Each Integrity Fund and its corresponding Viking Fund has similar tax treatment and each intends to continue to qualify each taxable year to be treated as a regulated investment company (a "RIC") under the Code. As a RIC, each Integrity Fund and Viking Fund generally will not be liable for federal income tax on the investment company taxable income and net capital gain it distributes to its shareholders. Each Integrity Fund and Viking Fund intends to distribute all of its respective investment company taxable income and net capital gains each year. Accordingly, neither an Integrity Fund nor the corresponding Viking Fund should be subject to federal income or excise taxes.

TAX CONSEQUENCES OF DISTRIBUTIONS

Viking-North Dakota Fund/ND Fund. Generally, because the Viking-North Dakota and ND Fund invest primarily in municipal securities that pay interest free from federal income taxes and North Dakota personal income taxes and the funds provided the required information to the North Dakota tax commissioner each year, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you as a taxpayer in that state receive, are generally expected to be exempt from regular federal income tax, and subject to the provisions of the state's tax law, the regular personal income tax of North Dakota. Distributions by the Viking-North Dakota Fund or ND Fund of taxable interest, other investment income and short-term capital gains, are federally taxable to shareholders as ordinary income. Distributions by the Viking North-Dakota Fund and ND Fund of net long-term capital gains are federally taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the fund's shares.

Distributions by the Viking-North Dakota Fund and ND Fund of interest income on certain private activity bonds are an item of tax preference for purposes of the federal AMT applicable to individuals and corporations. Distribution of net income from tax-exempt obligations are generally included in "adjusted current earnings" of corporations for federal AMT purposes.

Viking-Montana Fund/Montana Fund. Generally, because the Viking-Montana Fund and Montana Fund invest primarily in municipal securities that pay interest free from federal income taxes and Montana personal income taxes, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you, as a taxpayer in that state receive, are generally expected to be exempt from regular federal income tax and subject to the provisions of the state's tax law, the regular personal income tax of Montana. Distributions by Viking-Montana Fund and Montana Fund of taxable interest, other net investment income and short-term capital gain, are federally taxable to you as ordinary income. Distributions by Viking-Montana Fund or Montana Fund of net long-term capital gains are federally taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the fund's shares.

Distributions by Viking-Montana Fund and Montana Fund of interest income on certain private activity bonds are an item of tax preference for purposes of the federal AMT applicable to individuals and corporations. Distributions of net income from tax-exempt obligations are generally included in "adjusted current earnings" of corporations for federal AMT purposes.

General. If you buy shares of a Viking Fund or an Integrity Fund just before the fund makes a distribution, a portion of the distribution you receive may be taxable to you even through it represents a portion of the purchase price you paid for the shares.

The sale or exchange of shares of a Viking Fund or an Integrity Fund is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount you receive in the transaction and your tax basis in the fund's shares. Such gain or loss will be capital gain or loss if you held your fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the fund shares for more than one year at the time of the sale or exchange.

Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received.

TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to the consummation of each Reorganization, the Viking Trust and the Integrity Funds will receive opinions from Chapman and Cutler LLP to the effect that, based on the facts and assumptions stated therein as well as certain representations made by the Integrity Funds and the Viking Trust on behalf of the Viking Funds, including those in the Plan, for federal income tax purposes, with respect to each Reorganization and the Integrity Fund and Viking Fund participating therein and their respective shareholders:

1.

The Reorganization, as set forth and provided in the Plan, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and the Integrity Fund and the Viking Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

2.

In accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Integrity Fund upon the transfer of its assets to the Viking Fund solely in exchange for shares of the Viking Fund in the Reorganization and the Viking Fund's assumption of certain liabilities of the Integrity Fund, or on the distribution of such shares of the Viking Fund to shareholders of the Integrity Fund.

3.

In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by any shareholder of the Integrity Fund to the extent such shareholder receives shares of the Viking Fund actually or constructively in exchange for shares of the Integrity Fund.

4.

In accordance with Section 358(a) of the Code, the tax basis of the shares of the Viking Fund received by a shareholder of the Integrity Fund in connection with the Reorganization will, in the aggregate, be the same as the basis, in the aggregate, of shares of the Integrity Fund surrendered by such shareholder actually or constructively in exchange therefor.

5.

In accordance with Section 1223(1) of the Code, the holding period of shares of the Viking Fund received by a shareholder of the Integrity Fund in the Reorganization will be determined by including such shareholder's holding period for shares of the Integrity Fund actually or constructively exchanged therefor, provided that such shares were held by such shareholder as capital assets.

6.

In accordance with Section 1032 of the Code, the Viking Fund will not recognize gain or loss upon the receipt of assets of the Integrity Fund in exchange for shares of the Viking Fund and the assumption by the Viking Fund of certain of the liabilities of the Integrity Fund.

7.

In accordance with Section 362(b) of the Code, the basis of the assets of the Integrity Fund transferred to the Viking Fund in the Reorganization will be the same in the hands of the Viking Fund as the basis of such assets in the hands of the Integrity Fund immediately prior to the transfer.

8.

In accordance with Section 1223(2) of the Code, the holding periods of the assets of the Integrity Fund transferred to the Viking Fund in the Reorganization in the hands of the Viking Fund will include the periods during which such assets were held by the Integrity Fund.

9.

The Viking Fund will succeed to and take into account the items of the Integrity Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Shareholders of each Integrity Fund should consult their tax advisers regarding the effect on them, if any, of the Reorganization in which that Integrity Fund is participating in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganizations.

PERFORMANCE

PERFORMANCE INFORMATION FOR THE VIKING-NORTH DAKOTA FUND AND ND FUND

A comparison of the total returns for the Viking-North Dakota Fund and the ND Fund for the periods ended December 31, 2008, is set forth in the charts and tables below. The following bar charts and tables present the performance of the Viking-North Dakota Fund and Class A of the ND Fund. The following bar charts and tables provide some indication of the risks of investing in the respective fund by showing changes in the fund's performance from year to year and by showing how the average annual returns over the periods indicated compare with those of a broad measure of market performance. How a fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar charts show the respective fund's annual returns (Class A of the ND Fund) on a before-tax basis and without sales charges. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes or sales charges were included, the annual returns would be lower than those shown. The tables show the respective fund's average annual total returns for the fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

	ND Fund	Viking-North Dakota
2000	N/A	11.30%
2001	4.78%	3.26%
2002	0.37%	10.07%
2003	0.50%	4.60%
2004	(0.84)%	3.76%
2005	1.53%	2.24%
2006	5.48%	4.77%
2007	3.65%	2.77%
2008	(3.32)%	(4.89)%

During the periods shown in the Viking-North Dakota Fund bar chart, the highest and lowest quarterly returns were 4.91% and (2.86)% for the quarters ending September 30, 2002 and September 30, 2008, respectively.

During the periods shown in the ND Fund bar chart, the highest and lowest quarterly returns were 2.26% and (3.44)% for the quarters ending December 30, 2005 and September 30, 2008 respectively.

The bar charts and highest/lowest quarterly returns do not reflect the respective fund's sales charges, which would reduce returns.

VIKING-NORTH DAKOTA FUND AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2008)
	1 Year	5 Year	Since Inception(1)
Return Before Taxes(2)	(8.42)%	0.75%	3.03%
Return After Taxes on Distributions(2)	(8.42)%	0.75%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares(2)	(6.53)%	1.23%	3.23%
Barclays Capital Municipal Bond Index(3)	(2.47)%	2.71%	4.59%

(1)The inception date for the Viking-North Dakota Fund is August 3, 1999.

(2)Figures reflect maximum sales charges. The total returns for the 5 year period and since inception reflect a maximum sales charge of 4.50%. The current maximum sales charge is 3.75%. Therefore, the total returns shown would have been higher had the current maximum sales charge been in effect for the stated periods. All Fund performance assumes reinvestment of dividends and capital gains. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)The Barclays Capital Municipal Bond Index is not managed and incurs no sales charges, expenses, fees or taxes. The Index is comprised of a broad range of investment grade municipal bonds. If you could buy all the securities that make up the Index, you would incur expenses that would affect your investment's return.

ND FUND AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2008)
ND FUND (CLASS A SHARES)
	1 Year	5 Year	Since Inception(1)
Return Before Taxes(2)	(7.38)%	0.38%	1.77%
Return After Taxes on Distributions(2)	(7.38)%	0.38%	1.77%
Return After Taxes on Distributions and Sale of Fund Shares(2)	(3.55)%	0.88%	2.12%
Barclays Capital Municipal Bond Index(3)	(2.47)%	2.71%	4.99%

(1)The inception date for Class A shares of the ND Fund is January 7, 2000.

(2)The average annual total returns table above reflect the maximum sales charge of 4.25%. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)The unmanaged Barclays Capital Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Index return in the table is shown from January 7, 2000.

PERFORMANCE INFORMATION FOR THE VIKING-MONTANA FUND AND MONTANA FUND

A comparison of the total returns for the Viking-Montana Fund and the Montana Fund for the periods ended December 31, 2008, is set forth in the charts and tables below. The following bar charts and tables present the performance of the Viking-Montana Fund and for the class shares of the Montana Fund as indicated. The following bar charts and tables provide some indication of the risks of investing in the respective fund by showing changes in the fund's performance from year to year and by showing how the average annual returns over the periods indicated compare with those of a broad measure of market performance. How a fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar charts show the respective fund's annual returns (Class B for the Montana Fund) on a before-tax basis and without sales charges. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes or sales charges were included, the annual returns would be lower than those shown. The tables show the respective fund's average annual total returns for the fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

Annual Total Returns

	Montana Fund B Shares	Viking-Montana
1998	3.66%	N/A
1999	(2.32)%	N/A
2000	8.97%	10.23%
2001	4.62%	4.48%
2002	(1.44)%	9.90%
2003	0.66%	4.45%
2004	0.22%	4.05%
2005	0.68%	1.96%
2006	5.69%	4.15%
2007	2.45%	2.96%
2008	(5.38)%	(4.66)%

During the periods shown in the Viking-Montana Fund bar chart, the highest and lowest quarterly returns were 4.89% and (2.62)% for the quarters ending September 30, 2002 and December 31, 2008, respectively.

During the periods shown in the Montana Fund bar chart, the highest and lowest quarterly returns were 4.53% and (2.68)% for the quarters ending December 29, 2000 and December 31, 2008, respectively.

The bar charts and highest/lowest quarterly returns do not reflect the respective fund's sales charges, which would reduce returns.

VIKING MONTANA FUND AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2008)
	1 Year	5 Year	Since Inception(1)
Return Before Taxes(2)	(8.26)%	0.70%	2.89%
Return After Taxes on Distributions(2)	(8.26)%	0.70%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares(2)	(6.40)%	1.19%	3.10%
Barclays Capital Municipal Bond Index(3)	(2.47)%	2.71%	4.59%

(1)The inception date for the Viking-Montana Fund is August 3, 1999.

(2)Figures reflect maximum sales charges. The total returns for the 5 year period and since inception reflect a maximum sales charge of 4.50%. The current maximum sales charge is 3.75%. Therefore, the total returns shown would have been higher had the current maximum sales charge been in effect for the stated periods. All Fund performance assumes reinvestment of dividends and capital gains. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)The Barclays Capital Municipal Bond Index is not managed and incurs no sales charges, expenses, fees or taxes. The Index is comprised of a broad range of investment grade municipal bonds. If you could buy all the securities that make up the Index, you would incur expenses that would affect your investment's return.

MONTANA FUND AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2008)
	1 Year	5 Year	Since Inception(1)
Montana Fund (Class B Shares)(2)
Return Before Taxes(3)	(9.03)%	0.50%	2.70%
Return After Taxes on Distributions(3)	(9.03)%	0.50%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares(3)	(4.64)%	0.97%	2.93%
Montana Fund (Class A Shares)
Return Before Taxes	(8.96)%	0.27%	1.78%
Barclays Capital Municipal Bond Index(4)	(2.47)%	2.71%	5.03%

(1)The inception date for Class B shares of the Fund is August 12, 1993; for the Class A shares, the inception date is January 7, 2000.

(2)Class B shares will automatically convert to Class A shares approximately eight years after purchase.

(3)The average annual total returns table above reflect the maximum sales charge of 4.25% for Class A shares and the maximum deferred sales charge of 4.00% for Class B shares. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class B shares only; after-tax returns for Class A shares will vary. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)The unmanaged Barclays Capital Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Index return in the table is shown from August 12, 1993. Index return from January 7, 2000 is 4.99%.

CAPITALIZATION

The following tables set forth the capitalization of each Viking Fund and Integrity Fund as of March 31, 2009 and assuming that the Plan is approved.

VIKING-NORTH DAKOTA FUND—ND FUND

	VIKING-NORTH DAKOTA FUND	ND FUND	PRO FORMA COMBINED FUND
Net Assets	$5,388,087	$12,272,149	$17,660,236
Net Asset Value Per Share	$9.37	$7.16	$9.37
Shares Outstanding	574,979	1,714,934	1,884,764

VIKING-MONTANA FUND—MONTANA FUND

	VIKING-MONTANA FUND	MONTANA FUND	PRO FORMA COMBINED FUND
		Class A	Class B
Net Assets	$11,418,935	$14,434,520	$3,857,255	$29,710,710
Net Asset Value Per Share	$9.29	$7.92	$7.89	$9.29
Shares Outstanding	1,229,101	1,822,479	488,642	3,198,139

VOTING INFORMATION

This Proxy Statement/Prospectus is being furnished by the Integrity Board in connection with the solicitation of proxies for the Meeting of Integrity Fund shareholders. Integrity has retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to assist in the solicitation of proxies at an estimated cost of $[ ]. Solicitation of proxies will be primarily by mail. The representatives of the Proxy Solicitor, Integrity, Integrity Mutual Funds or dealers may also solicit proxies by telephone, facsimile, internet or in person. The costs of solicitation will be borne by Corridor Investors, LLC and Integrity Money Management, Inc. and are estimated to be under $[ ].

Each share of each Integrity Fund is entitled to one vote. Approval of the Plan by each Integrity Fund requires the affirmative vote of the holders of a majority of the voting power entitled to vote (with Class A and Class B Shareholders of the Montana Fund voting together as a single class). Shareholders holding one third of the outstanding shares of the respective Integrity Fund entitled to vote present in person or by proxy at the Meeting will constitute a quorum for the transaction of business at the Meeting for the respective Fund.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not votes cast at the Meeting and therefore will have the effect of voting "AGAINST" the proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote for which the broker lacks discretionary voting authority.

You may vote on the Plan on behalf of the Integrity Fund in which you invest by utilizing one of the following options:

By Mail:	Complete the proxy card enclosed with the Proxy Statement/Prospectus ("Proxy Card") and return it in the postage paid envelope provided.
By Telephone:	Call Integrity Funds Services, Inc. (shareholder services) at (800) 601-5593 or (701) 857-0230.
By Internet:

Log on to www.integrityfunds.com/proxy. Make sure to have the Proxy Card available when you plan to vote your shares. You will need the control number found in the box on the proxy card to execute your vote.

By Facsimile:	Complete the Proxy Card enclosed with the Proxy Statement/Prospectus and fax it to Integrity Fund Services, Inc. at (701) 852-2548.
In Person:	Attend the Meeting in person at 10:00 a.m. (Central time) on June 29, 2009 at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota 58701.

If you plan to vote by mail, you should complete the Proxy Card by:

Indicating whether you vote "For", "Against", or "Abstain" from voting on the Plan by checking the appropriate box on the Proxy Card;
Signing and dating the Proxy Card; and
Returning it to Integrity Fund Services, Inc. 1 North Main Street, Minot, ND 58703 in the enclosed postage-paid envelope.

Any shareholder may revoke his or her proxy at any time before it is voted by giving written notice of revocation or by executing and delivering a later dated proxy to Integrity Fund Services, Inc. (shareholder services) at 1 North Main Street North, Minot, North Dakota 58703, or by personally casting a vote at the Meeting.

If you do not specify a choice on a Proxy Card that is properly executed and returned in time to be voted at the Meeting, it will be voted "For" the approval of the Plan.

If you do not plan to attend the Meeting of Shareholders of the Integrity Funds in which you invest on June 29, 2009, Integrity Fund Services, Inc. (shareholder services) or Broadridge Financial Solutions, Inc. must receive your vote by mail, telephone, facsimile or internet on or before the Meeting on June 29, 2009. If your Proxy Card indicates you are abstaining from voting, you will be treated as having voted "Against" the Plan.

It is not anticipated that any matters other than the approval of the Plan will be brought before the Meeting. Should other business be brought before the Meeting, it is intended that all proxies will be voted in accordance with the judgment of the persons named as proxies. If sufficient votes in favor of approving the Plan are not received by the time scheduled for the Meeting, the persons named as proxies may propose and vote in favor of one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. The costs of any additional solicitation and of any adjourned session will be paid by Corridor Investors, LLC and Integrity Money Management, Inc.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense to the Integrity Funds involved in validating your vote if you fail to sign your Proxy Card properly.

Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

Joint Accounts: Each party should sign.

All Other Accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION		VALID SIGNATURE
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Director
Partnership Accounts
(1)	The XYZ Partnership	Jane B. Smith, Partner
(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1)	ABC Trust Account	Jane B. Doe, Director
(2)	Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGM/UTMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Executor

INFORMATION REGARDING SHARES OF EACH INTEGRITY FUND AND VIKING FUND OUTSTANDING

Only shareholders of an Integrity Fund on May 11, 2009 ("Record Date") are entitled to notice of and to vote at the Meeting. As of May 11, 2009, there were __________ Class A shares outstanding of ND Fund; and __________ Class A shares and __________ Class B Shares outstanding of the Montana Fund. As of May 11, 2009, there were _________ shares outstanding of the Viking-North Dakota Fund and _______ shares outstanding of the Viking-Montana Fund.

As of April 7, 2009, the officers and directors of ND Fund and Montana Fund each as a group, respectively, owned less than 1% of the ND Fund and Montana Fund, respectively. The following table sets forth the name, address and share ownership of the persons or entities known to the Integrity Funds to have ownership of a controlling interest (ownership of greater than 25%) or of record or beneficially 5% or more of any class of the outstanding shares of an Integrity Fund as of April 7, 2009. Shareholders with a controlling interest in an Integrity Fund could affect the outcome of proxy voting or the direction of management of the applicable Integrity Fund.

FUND	NAME ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF FUND SHARES OWNED
ND Fund	None	None	None

Montana Fund
Class A	Clarice M. Susag Susag Family Trust PO Box 363 Scobey, MT 59263-0363	114,986,423	6.30%
Class B	None	None	None

As of April 7, 2009, the officers and directors of the Viking-North Dakota Fund and Viking-Montana Fund, each as a group respectively, owned less than 1% of the Viking-North Dakota Fund and Viking-Montana Fund, respectively. The following table sets forth the name, address and share ownership of the persons or entities known to the Viking Funds to have ownership of a controlling interest (ownership of greater than 25%) or of record or beneficially 5% or more of any class of the outstanding shares of a Viking Fund as of April 7, 2009. Shareholders with a controlling interest in a Viking Fund could affect the outcome of a proxy voting or the direction of management of the applicable Viking Fund.

FUND	NAME ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF FUND SHARES OWNED
Viking Fund - North Dakota	Jerry A. Olson & Linda S. Olson 1208 Hiawatha St. Minot, ND 58701	75,128.799	12.79%
	West Brand & Co. 2200 15th St. SW Minot, ND 5871	45,895.396	7.81%
Viking - Montana Fund	None	None	None

ADDITIONAL INFORMATION

LEGAL MATTERS

K&L Gates LLP serves as counsel for each Viking Fund and Viking regarding the Plan or any related transaction.

Chapman and Cutler LLP serves as counsel for each Integrity Fund with respect to the Reorganizations. Edward O'Keefe serves as counsel to the Integrity Funds' Independent Directors. Gordon Dihle of Dihle & Co., P.C. serves as legal counsel to Integrity regarding the Plan and any related transaction.

EXPERTS

Brady, Martz & Associates, P.C. ("Brady, Martz") are the independent accountants for each Integrity Fund and each Viking Fund. Brady, Martz is considered to be an expert due to its experience in auditing and accounting.

Please refer to Appendix C for financial highlights of the Viking Funds and Integrity Funds.

INTERESTED PERSONS

Pursuant to the Corridor Agreement, Corridor and Viking will acquire all the shares of IFD, IFS, and certain assets of Integrity, subject to certain terms and conditions and will pay Integrity Mutual Funds the Purchase Price in return therefor. As a shareholder of Integrity Mutual Funds, Mr. Robert E. Walstad, chairman of the Board of Directors and interim President of the Integrity Funds, may indirectly benefit from Integrity Mutual Funds' receipt of the Purchase Price. In addition, as described under the section "General Overview," if the Corridor Transaction is completed, it is expected that Corridor, primarily through its subsidiaries, will provide investment advisory, distribution, and other services to the mutual funds currently in the Integrity and Viking fund families. Simultaneous with the closing of the Corridor Transaction, it is intended that Viking will become a subsidiary of Corridor. Mr. Walstad, Mr. Shannon D. Radke, president of Viking, the Viking Trust and Viking Funds Distributors, Mr. Peter Quist, Director, Vice President and Secretary of the Integrity Funds as well as other officers and employees of Integrity Mutual Funds and Viking will own membership interests in Corridor and as such, may benefit from the Reorganizations as Viking is anticipated to become a subsidiary of Corridor, and may indirectly benefit from the advisory fees earned by Viking on the larger asset size of the Viking Funds following the Reorganizations.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

This Proxy Statement/Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the registration statements and exhibits of each Viking Fund or Integrity Fund filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act.

Viking Trust, on behalf of each Viking Fund, the ND Fund and the Montana Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, and at the following regional offices of the SEC: Northeast Regional Officer, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Region Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036. Also, copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549, at prescribed rates or from the SEC's Website at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

APPENDIX A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this "Plan") is made as of this _______ day of _____________________ 2009, by and between ND Tax-Free Fund, Inc. and Montana-Tax Free Fund, Inc., each a North Dakota corporation, respectively on behalf of itself as listed in the Target Funds column below (each a "Target Fund" and collectively, the "Target Funds"), and Viking Mutual Funds, a Delaware statutory trust ("Viking"), on behalf of its respective series listed in the Acquiring Funds column below (each an "Acquiring Fund" and collectively, the "Acquiring Funds").

Acquiring Funds	Target Funds
Viking Tax-Free Fund for North Dakota	ND Tax-Free Fund, Inc.
Viking Tax-Free Fund for Montana	Montana-Tax Free Fund, Inc.

WHEREAS, the Target Funds and Viking are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the stated liabilities of the Target Fund listed opposite the Acquiring Fund in the above table (each a "Corresponding Target Fund") in exchange for shares of equal value of the Acquiring Fund (each a "Corresponding Acquiring Fund") and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Target Fund in connection with the complete liquidation and dissolution of the Corresponding Target Fund (each series of such transactions between an Acquiring Fund and its corresponding Target Fund a "Reorganization");

WHEREAS, the parties intend that all agreements, representations, actions and obligations described herein made or undertaken by the Acquiring Funds are made and shall be taken or undertaken by Viking on behalf of each Acquiring Fund as appropriate. Similarly, the parties intend, if context requires, that all agreements, representations, actions and obligations described herein made or undertaken by Viking are made and shall be taken by Viking on behalf of the appropriate Acquiring Fund, as appropriate;

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Acquiring Fund and the Corresponding Target Fund each be a "party to a reorganization," within the meaning of section 368(b) of the Code, with respect to the Reorganization;

WHEREAS, the parties, for convenience, have structured this Plan so that it generally refers to a single Reorganization between a single Acquiring Fund and a single Target Fund, but intend for this Plan and its terms and conditions to apply to each Reorganization, and that this Plan be adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"); and

WHEREAS, the parties intend that the consummation of both Reorganizations shall be required for consummation of any single Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1.	Definitions.	The following terms shall have the following meanings:
	1933 Act	The Securities Act of 1933, as amended.
	1934 Act	The Securities Exchange Act of 1934, as amended.
Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to the Target Fund whether or not determinable at the Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

	Assets List	A list of securities and other Assets and Liabilities of or attributable to the Target Fund as of the date provided to Viking.
	Business Day	Each weekday that the New York Stock Exchange is open.
	Closing Date	[June 30, 2009], or such other date as the parties may agree to in writing.
	Effective Time	9:00 a.m. Eastern time on the Business Day following the Closing Date, or such other time as the parties may agree to in writing.
	Fund	The Acquiring Fund or the Target Fund as the context may require.
	Know, Known, or Knowledge	Known after reasonable inquiry.
Liabilities

All liabilities of, allocated or attributable to the Target Fund as set forth on the Assets List and as included in the calculation of net asset value (as defined below) on the Closing Date of the Reorganization, excluding liabilities for expenses incurred by the Funds in connection with the Reorganization.

N-14 Registration Statement

Viking's registration statement on Form N-14 under the 1940 Act that will register the shares of the Acquiring Fund to be issued in the Reorganization and will include the proxy materials necessary for shareholders of the Target Fund to approve the Reorganization.

	Material Agreements	The agreements set forth in Schedule A.
	Net Value of Assets	Value of Assets, determined in accordance with Section 3(d) hereof, net of Liabilities. Reorganization
Reorganization Documents

Such bills of sale, assignments, assumptions, and other instruments as desirable for the Target Fund to transfer to the Corresponding Acquiring Fund all right and title to and interest in the Assets and for the Corresponding Acquiring Fund to assume the Liabilities.

	Schedule A	Schedule A to this Plan.
	Schedule B	Schedule B to this Plan.
Target Financial Statements

The audited financial statements of the Target Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time

The time on the Closing Date, the Business Day immediately preceding the Closing Date if the Closing Date is not a Business Day, or such other date as the parties may agree to in writing, that Viking determines the Net Value of Assets per share of the Acquiring Fund and the Target Fund determines the Net Value of Assets of or attributable to the Class A shares and Class B shares, if applicable, of the Target Fund. Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Acquiring Fund's registration statement on Form N-1A as the time of day at which net asset value is calculated.

2.	Regulatory Filings and Shareholder Action.
(a)

Viking shall promptly file the N-14 Registration Statement with the SEC. The Target Funds and Viking shall promptly prepare and file any other appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

(b)

The parties shall comply with the provisions of rule 17a-8 under the 1940 Act, or if required, shall seek an order of the SEC, providing them with any necessary relief from section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

(c)

As soon as practicable after the effective date of the N-14 Registration Statement, the Target Funds shall hold a meeting of Target Fund shareholders to consider and approve this Plan and such other matters as the Target Funds' boards of directors may determine.

3.	Transfer of Assets and Related Transactions. The Target Funds and Viking shall take the following steps with respect to the Reorganizations:
(a)

On or prior to the Closing Date, the Target Fund shall (1) endeavor to pay or make reasonable provision to pay all of the liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date, and (2) the Target Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its "investment company taxable income" (as defined in section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and substantially all of its "net capital gain," if any (as defined in section 1222(11)) for the current taxable year through the Effective Time.

(b)

At the Effective Time, the Target Fund shall assign, transfer, deliver and convey all of the Assets to the Corresponding Acquiring Fund, subject to the Liabilities. Viking shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) all of the Assets shall become and be the assets of the Corresponding Acquiring Fund and (ii) all of the Liabilities shall attach to the Corresponding Acquiring Fund, enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(c)

Within a reasonable time prior to the Closing Date, the Target Fund shall provide the Assets List to Viking. The parties agree that the Target Fund may sell any asset on the Assets List prior to the Effective Time. After the Target Fund provides the Assets List, the Target Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior consent of Viking. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, Viking will advise the Target Fund of any investments shown on the Assets List that Viking has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. The Target Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions. In addition, if Viking determines that, as a result of the Reorganization, the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, Viking will advise the Target Fund in writing of any such limitation and the Target Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid violating the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions.

(d)

The Target Fund shall assign, transfer, deliver and convey the Assets to the Corresponding Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof, at the Effective Time on the following bases:

(1)

In exchange for the transfer of the Assets, Viking shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of the Corresponding Acquiring Fund. Viking shall determine the number of shares of the Acquiring Fund to be issued by dividing the Net Value of Assets attributable to each respective class of the Target Fund by the net asset value of one Corresponding Acquiring Fund share determined in accordance with Section 3(d)(2) hereof. Based on this calculation, Viking shall issue shares of beneficial interest of the Acquiring Fund with an aggregate net asset value equal to the Net Value of Assets attributable to Class A and Class B of the Corresponding Target Fund.

(2)

The parties shall determine, as of the Valuation Time, the Net Value of Assets of the Acquiring Fund shares to be delivered and the Net Value of Assets attributable to Class A and Class B, if applicable, of the Corresponding Target Fund to be conveyed, substantially in accordance with the Acquiring Funds' current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(3)

The Target Fund shall transfer the Assets with good and marketable title to Viking's custodian for the account of the Corresponding Acquiring Fund. The Target Fund shall transfer all of the Target Fund's cash in the form of immediately available funds payable to the order of Viking's custodian for the account of the Corresponding Acquiring Fund. The Target Fund shall transfer any of the Assets that were not transferred to Viking's custodian at the Effective Time to Viking's custodian at the earliest practicable date thereafter.

(e)

The steps set forth in Section 3(d) hereof, together with all other related acts necessary to consummate the Reorganization, shall occur at the Target Fund's principal office on the Closing Date, or at such other place as the parties may agree on. All steps and acts shall be deemed to take place simultaneously at the Effective Time.

	(f)	Promptly after the Closing Date (usually within one week), the Target Fund will deliver to Viking the Statement of Assets and Liabilities of the Target Fund as of the Valuation Time.
4.	Liquidation and Dissolution of the Target Fund, Registration of Shares and Access to Records. The Target Funds and Viking also shall take the following steps in connection with the Reorganizations:
(a)

At or as soon as reasonably practical after the Effective Time, the Target Fund shall liquidate and dissolve by transferring to shareholders of record full and fractional shares of beneficial interest of the Acquiring Fund received equal in value to the shares of the respective class of the Target Fund held by the shareholder. The Target Fund shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Target Fund class shares at or before the Effective Time. Viking shall record on its books the ownership by the shareholders of the Acquiring Fund shares; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares. The Target Fund shall then wind up its affairs and take all steps as are necessary and proper to dissolve as soon as is reasonably possible (but in no event more than six months) after the Effective Time and in accordance with all applicable laws and regulations.

(b)

If a Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares are outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

(c)

At and after the Closing Date, the Target Fund shall provide Viking and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the respective class of the Target Fund owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by section 31 of and rules 31a-1 and 31a-2 under the 1940 Act.

5.	Certain Representations, Warranties and Agreements of the Target Funds. Each Target Fund represents and warrants to, and agrees with, Viking as follows:
(a)

The Target Fund is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of North Dakota. The Target Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(b)

The Target Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The board of directors of the Target Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Target Fund have executed and delivered this Plan. Assuming due authorization, execution and delivery of this Plan by Viking, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c) hereof, the consummation of the transactions contemplated by this Plan will not, violate the Target Fund's articles of incorporation, bylaws or any Material Agreement or any provision of North Dakota law. Except for the approval of Target Fund shareholders and subject to conditions precedent herein, the Target Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

(d)

The Target Fund has qualified for treatment as a regulated investment company ("RIC") under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code, for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC during its current taxable year, which includes the Effective Time; it will invest its assets at all times and through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

(e)

The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Target Fund shareholders, at the time of the Target Fund shareholder meeting and at the Effective Time, insofar as they relate to the Target Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f)

The Target Fund has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase Target Fund shares, nor are there any securities convertible into Target Fund shares.

(g)

The Target Fund shall operate its business in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distributions deemed advisable in anticipation of the Reorganization (including distributions pursuant to Section 3(a)(2) hereof). From the date it commenced operations through the Effective Time, the Target Fund shall conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time, the Target Fund will not (a) dispose of and/or acquire any Assets (i) for the purpose of satisfying the Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies.

(h)

As of the Effective Time, at least 33-1/3 percent of the Target Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of the Acquiring Fund. As of the Effective Time, the Target Fund will not have altered its portfolio in connection with the Reorganization to meet the 33-1/3 percent threshold. As of the Effective Time, the Target Fund will not have modified any of its investment objectives, strategies, policies, risks or restrictions as part of the plan of Reorganization for purposes of section 1.368-1(d)(2) of the Regulations.

	(i)	The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Code.
	(j)	At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.
(k)

The Target Financial Statements, copies of which have been previously delivered to Viking, fairly present the financial position of the Target Fund as of its most recent fiscal year-end and the results of its operations and changes in its net assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

(l)

To the Knowledge of the Target Fund, the Target Fund has no liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in the Target Financial Statements or liabilities incurred in the ordinary course of business subsequent to the date of the Target Fund Financial Statements and set forth in the Assets List. All such liabilities were incurred by the Target Fund in the ordinary course of its business and are associated with the Assets transferred to the Acquiring Fund.

(m)

Other than the claims, actions, suits, investigations or proceedings set forth on Schedule B, the Target Fund does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or the Assets or its businesses. The Target Fund does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule B, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or the Assets or its ability to consummate the transactions contemplated by the Plan.

(n)

Except for contracts, agreements, franchises, licenses or permits listed in Schedule A, in each case under which no material default exists, the Target Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

(o)

The Target Fund has filed its federal income tax returns, copies of which have been previously delivered to Viking, for all taxable years to and including the Target Fund's most recently completed taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

(p)

Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made. The Target Fund incurred the Liabilities in the ordinary course of its business.

(q)

During the five-year period ending at the Effective Time, (a) neither the Target Fund nor any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations, without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have acquired Target Fund shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund shares or Target Fund shares, except for shares redeemed in the ordinary course of the Target Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Fund shares, other than normal, regular dividend distributions made pursuant to the Target Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code.

(r)

Not more than 25% of the value of the Target Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

	(s)	Until the Closing Date, the Target Fund will invest its assets in accordance with the disclosures contained in its current prospectus and statement of additional information.
6.

Certain Representations, Warranties and Agreements of Viking. Viking, on behalf of itself and, as appropriate, the Corresponding Acquiring Fund, represents and warrants to, and agrees with the Target Funds as follows:

(a)

Viking is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The board of trustees of Viking has duly established and designated the Acquiring Fund as a series of Viking. Viking is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(b)

Viking has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

(c)

The board of trustees of Viking has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Viking have executed and delivered this Plan. Assuming due authorization, execution and delivery of this Plan by the Target Fund, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate Viking's certificate of trust, trust instrument, bylaws or any Material Agreement or any provision of Delaware law. Viking does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d)

The Acquiring Fund is a "fund" (as defined in section 851(g)(2) of the Code); it shall qualify for treatment as a RIC under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code, for its current taxable year, which includes the Effective Time; it will invest its assets at all times and through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

(e)

The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Target Fund shareholders, at the time of the Target Fund shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to Viking and the Acquiring Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f)

Viking does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its assets or businesses. There are no facts that Viking currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or assets or its ability to consummate the transactions contemplated herein.

(g)

Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Viking is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

	(h)	No consideration other than Acquiring Fund shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.
(i)

The Acquiring Fund has no plan or intention to issue additional Acquiring Fund shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations) to it, have any plan or intention to acquire, during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person, any Acquiring Fund shares issued to the Target Fund's shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act.

(j)

As of the Effective Time, the Acquiring Fund will not have modified any of its investment objectives, strategies, policies, risks or restrictions as part of the plan of Reorganization for purposes of section 1.368-1(d)(2) of the Regulations. As of the Effective Time, the Acquiring Fund will have no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization. Following the Reorganization, the Acquiring Fund (a) will continue the Target Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) or (b) will use at least one third of the Target Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in its business; in addition, the Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

(k)

There is no plan or intention for the Acquiring Fund to be terminated or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization.

(l)

As of the Closing Date, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

(m)

The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

(n)

During the five-year period ending at the Effective Time, neither the Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations) to it will have acquired Target Fund shares with consideration other than Acquiring Fund shares.

(o)

Viking has made all state filings to register the Acquiring Fund in each jurisdiction that the Target Fund is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

	(p)	The Acquiring Fund will invest its assets in accordance with the disclosures contained in its current prospectus and statement of additional information.
(q)

To the best of the knowledge of the Acquiring Fund's management, there is no plan or intention by the Target Fund shareholders to sell, exchange, or otherwise dispose of a number of Target Fund shares (or Acquiring Fund shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders' ownership of Target Fund shares (or equivalent Acquiring Fund shares) to a number of shares that is less than 50 percent of the current number of Target Fund shares outstanding.

6A.

Additional Representations, Warranties and Agreements of the Target Funds and Viking. Each Target Fund, on behalf of itself, represents and warrants to, and agrees with, Viking, and Viking, on behalf of itself and, as appropriate, the Corresponding Acquiring Fund, represents and warrants to, and agrees with, the Target Funds, as follows:

(a)

The fair market value of the Acquiring Fund shares each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it surrenders in exchange therefor.

(b)

The respective management of the Target Fund and Viking (a) is unaware, without making independent inquiry, of any plan or intention of the Target Fund's shareholders to redeem, sell or otherwise dispose of (i) any portion of their Target Fund shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations) to either the Acquiring Fund or the Target Fund or (ii) any portion of the Acquiring Fund shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Target Fund as an open-end investment company, (c) expects that the percentage of Target Fund shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Target Fund shares immediately following the Reorganization.

(c)

Each Target Fund shareholder will pay his or her own expenses (including fees of personal investment or tax advisors for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization.

	(d)	The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.
	(e)	There is no intercompany indebtedness between the Acquiring Fund and the Target Fund that was issued or acquired, or will be settled, at a discount.
(f)

Pursuant to the Reorganization, the Target Fund will transfer to the Corresponding Acquiring Fund, and the Corresponding Acquiring Fund will acquire, at least 90% of the fair market value of the net Assets, and at least 70% of the fair market value of the gross Assets, the Target Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Target Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as Assets held thereby immediately before the Reorganization.

(g)

None of the compensation received by any Target Fund shareholder who is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund shares that shareholder held; none of the Acquiring Fund shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

(h)

The aggregate value of the acquisitions, redemptions and distributions limited by Sections 5(q), 6(i) and 6(n) hereof will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Target Fund at the Effective Time.

	(i)	The shareholders of the Target Fund will receive no consideration pursuant to the Reorganization other than Acquiring Fund shares.
(j)

Other than liabilities relating to reorganization expenses described in Revenue Ruling 73-54, the sum of (a) the expenses incurred by Integrity Money Management, Inc. ("Integrity"), the Target Fund's investment adviser, pursuant to the Plan and (b) the liabilities of the Target Fund to be assumed by the Acquiring Fund in the Reorganization will not exceed 20% of the fair market value of the assets of the Target Fund transferred to the Acquiring Funds pursuant to the Reorganization.

(k)

Each of the Target Fund and Viking shall use its reasonable best efforts to assure compliance with the conditions of section 15(f) of the 1940 Act as it applies to the transactions contemplated by this Plan.

7.	Conditions to the Target Funds' Obligations. The obligations of the Target Funds set forth herein shall be subject to the following conditions precedent:
	(a)	Viking shall have duly executed and delivered to the Target Funds its applicable Reorganization Documents.
(b)

The Target Funds' shareholders shall have approved this Plan in the manner required by the Target Funds' articles of incorporation, bylaws, and applicable law. If the shareholders of either Target Fund fail to approve this Plan, that failure shall release the Target Funds of their obligations under this Plan.

(c)

Viking shall have delivered to the Target Funds a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of Viking, in a form reasonably satisfactory to the Target Funds, stating that the representations and warranties of Viking in this Plan are true and correct in all material respects at and as of the Effective Time.

(d)

The Target Funds shall have received an opinion of Chapman and Cutler LLP with respect to the tax matters specified in Section 8(d) hereof addressed to the Target Funds and Viking in form and substance reasonably satisfactory to them, and dated as of the Closing Date (the "Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which such counsel may treat as representations and warrantees made to it, and in separate letters addressed to such counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall comprise substantively the opinions listed under Sections 8(d)(1)-(7) hereof based on the facts and assumptions stated therein and conditioned on consummation of the Reorganizations in accordance with this Plan, for federal income tax purposes.

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Funds' shares, and the SEC shall not have instituted or, to the Knowledge of Viking, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganizations.

(g)

The SEC shall not have issued any unfavorable advisory report under section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganizations under section 25(c) of the 1940 Act.

(h)

Viking shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

	(i)	The Target Funds shall have received from Viking a duly executed instrument(s) whereby each Acquiring Fund assumes the Liabilities of or attributable to the Corresponding Target Fund.
	(j)	Neither party shall have terminated this Plan pursuant to Section 11 hereof.
(k)

The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganizations.

(l)

The Target Funds shall have received a certificate from Corridor Investors, LLC ("Corridor") and Integrity stating that (i) except as provided in clause (ii), Corridor will pay all of the expenses incurred by the Target Funds and Acquiring Funds in connection with the Reorganizations and (ii) Integrity will share equally the legal costs (up to a maximum outlay of $10,000) of the initial preparation of the first distribution draft of the documentation required for submission to the SEC and shall share equally in any proxy solicitation costs to Target Fund shareholders with respect to the Reorganizations.

(m)

The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial information of the Acquiring Funds and the Target Funds contained in the N-14 Registration Statement.

8.	Conditions to Viking's Obligations. The obligations of Viking set forth herein shall be subject to the following conditions precedent:
	(a)	Each Target Fund shall have duly executed and delivered to Viking its applicable Reorganization Documents.
(b)

The Target Funds' shareholders shall have approved this Plan in the manner required by the Target Funds' articles of incorporation, bylaws and applicable law. If the shareholders of either Target Fund fail to approve this Plan, that failure shall release Viking's obligations under this Plan.

(c)

Each Target Fund shall have delivered to Viking a certificate dated as of the Closing Date and executed in its name by the Target Fund's Secretary or Assistant Secretary, in a form reasonably satisfactory to Viking, stating that the representations and warranties of the Target Fund in this Plan are true and correct in all material respects at and as of the Effective Time.

(d)

Viking shall have received the Tax Opinion of Chapman and Cutler LLP addressed to the Target Funds and Viking in form and substance reasonably satisfactory to it, and dated as of the Closing Date, as to the federal income tax consequences mentioned below. In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which such counsel may treat as representations and warranties made to it, and in separate letters addressed to such counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of each Reorganization in accordance with this Plan, for federal income tax purposes:

(1)

The Reorganization will qualify as a "reorganization" (within the meaning of section 368(a)) of the Code, and the Acquiring Fund and the Target Fund each will be a "party to a reorganization" (within the meaning of section 368(b) of the Code).

(2)

In accordance with section 354(a)(1) of the Code, the Target Fund shareholders will recognize no gain or loss on their receipt of Acquiring Fund shares actually or constructively in exchange for their Target Fund shares pursuant to the Reorganization.

(3)

In accordance with sections 361(a), 361(c)(1) and 357(a) of the Code, the Target Fund will recognize no gain or loss on the transfer of all of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization or on its distribution of those shares to its shareholders pursuant to its liquidation, actually or constructively in exchange for their Target Fund shares.

(4)

In accordance with section 1032 of the Code, the Acquiring Fund will recognize no gain or loss on its acquisition of all of the Assets solely in exchange for the Acquiring Fund shares and its assumption of the Liabilities.

(5)

In accordance with section 358(a) of the Code, the aggregate tax basis in the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will equal the aggregate tax basis of the Target Fund shares surrendered actually or constructively in exchange therefor, and, in accordance with section 1223(l) of the Code, the shareholder's holding period for those Acquiring Fund shares will include the period that the shareholder held the Target Fund shares actually or constructively exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset at the Effective Time.

(6)

In accordance with section 362(b) of the Code, the Acquiring Fund's basis in the Assets will equal the Target Fund's basis in the Assets immediately before the Reorganization, and, in accordance with section 1223(2) of the Code, the Acquiring Fund's holding period for the Assets will include the period during which the Target Fund held the Assets.

(7)

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

(e)

The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Funds' shares, and the SEC shall not have instituted or, to the Knowledge of Viking, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

(f)

No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganizations.

(g)

The SEC shall not have issued any unfavorable advisory report under section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganizations under section 25(c) of the 1940 Act.

(h)

Each Target Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

	(i)	Neither party shall have terminated this Plan pursuant to Section 11 hereof.
(j)

The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganizations.

(k)

Viking shall have received a certificate from Corridor and Integrity stating that (i) except as provided in clause (ii), Corridor will pay all of the expenses incurred by the Target Funds and Acquiring Funds in connection with the Reorganizations and (ii) Integrity will share equally the legal costs (up to a maximum outlay of $10,000) of the initial preparation of the first distribution draft of the documentation required for submission to the SEC and shall share equally in any proxy solicitation costs to Target Fund shareholders with respect to the Reorganizations.

(l)

The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial information of the Acquiring Funds and the Target Funds contained in the N-14 Registration Statement.

9.

Additional Condition to Viking's and the Target Funds' Obligations. Unless the parties hereto agree in writing otherwise, the obligations of Viking and the Target Funds set forth herein shall be subject to the closing (either simultaneous with or preceding the Effective Time of the Reorganizations) of the share purchase and change of advisor agreement by and among Corridor together with Viking Fund Management, LLC, and Integrity Mutual Funds, Inc. of Nevada, Integrity Fund Services, Inc., Integrity Funds Distributor, Inc., Integrity Mutual Funds, Inc., and Integrity dated March 6, 2009.

10.	Survival of Representations and Warranties. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.
11.

Termination of Plan. A majority of a party's board of directors/trustees may terminate this Plan, by giving notice to the other parties at any time before the Effective Time if: (i) the party's conditions precedent set forth in Sections 7, 8 or 9 hereof, as appropriate, are not satisfied or (ii) the board of directors/trustees determines that the consummation of the Reorganizations are not in the best interests of shareholders, including after Target Fund shareholders approved the Plan.

12.

Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of North Dakota, except to the extent preempted by federal law, without regard to conflicts of law principles.

13.

Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments from the Target Funds, Viking, or an Acquiring Fund in connection with the transactions provided for in this Plan.

14.

Amendments. The parties may, by agreement in writing authorized by their respective boards of directors/trustees, amend this Plan at any time before or after the Target Funds' shareholders approve this Plan. However, after the Target Fund shareholders approve this Plan, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganizations. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

15.

Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

16.

Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganizations as the other shall deem necessary, advisable or appropriate.

17.

Updating of N-14 Registration Statement. If at any time prior to the Effective Time, a party becomes aware of any material information that is not reflected in the N-14 Registration Statement, the party discovering the information shall promptly notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC, and, if appropriate, distributing to Target Fund shareholders appropriate disclosure with respect to the information.

18.

Limitation on Liabilities. The obligations of the Target Funds, Viking, and the Acquiring Funds shall not bind any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Target Funds or Viking personally or any series of Viking other than the relevant Acquiring Fund, but shall bind only the assets and property of the Target Fund and the Acquiring Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund or Acquiring Fund, as appropriate.

19.

Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

For the Target Funds:
Laura Anderson/Brad Wells Integrity Mutual Funds, Inc. One Main Street North Minot, ND 58703
With copies to:
Gordon Dihle Dihle & Co., P.C. 6041 South Syracuse Way Suite 307 Englewood, CO 80111
For Viking:
Robert E. Walstad Shannon Radke Integrity Mutual Funds, Inc. One Main Street North Minot, ND 58703
With copies to:
Mark Kneedy c/o Chapman & Cutler LLP 111 W. Monroe Chicago, Illinois 60603
20.

General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

ND TAX-FREE FUND, INC. (A TARGET FUND)
ATTEST:
By:
Name:		Name:
Title:		Title

MONTANA TAX-FREE FUND, INC. (A TARGET FUND)
ATTEST:
By:
Name:		Name:
Title:		Title

VIKING MUTUAL FUNDS for itself and on behalf of VIKING TAX-FREE FUND FOR NORTH DAKOTA and VIKING TAX-FREE FUND FOR MONTANA (EACH AN ACQUIRING FUND)
ATTEST:
By:
Name:		Name:
Title:		Title

SCHEDULE A

MATERIAL AGREEMENTS

(1)	The following agreements are the Material Agreements of the Target Funds related to the Reorganization:
	(a)	Investment Advisory Agreement between ND Tax-Free Fund, Inc. and Integrity Money Management, Inc. dated April 27, 2004.
	(b)	Investment Advisory Agreement between Montana Tax-Free Fund, Inc. and Integrity Money Management, Inc. dated April 27, 2004.
	(c)	Distribution Agreement between ND Tax-Free Fund, Inc. and Integrity Funds Distributor, Inc. dated October 21, 1988 as amended on April 27, 2004.
	(d)	Distribution Agreement between Montana Tax-Free Fund, Inc. and Integrity Funds Distributor, Inc. dated May 17, 1993 as amended April 27, 2004.
	(e)	Custodian Agreement between ND Tax-Free Fund, Inc. and Wells Fargo Bank, N.A. dated January 1, 2005.
	(f)	Custodian Agreement between Montana Tax-Free Fund, Inc. and Wells Fargo Bank, N.A., dated January 1, 2005.
	(g)	Distribution and Service Plan of ND Tax-Free Fund, Inc. dated April 27, 2004.
	(h)	Distribution and Service Plan of Montana Tax-Free Fund, Inc. dated April 27, 2004.
	(i)	Multiple Class Plan of ND Tax-Free Fund, Inc., amended and restated April 27, 2004.
	(j)	Multiple Class Plan of Montana Tax-Free Fund, Inc., amended and restated April 27, 2004.
	(k)	Administrative and Accounting Services Agreement between ND Tax-Free Fund, Inc. and Integrity Fund Services, Inc. ("IFS") dated October 2, 2006.
	(l)	Administrative and Accounting Services Agreement between Montana Tax-Free Fund, Inc. and IFS dated October 2, 2006.
	(m)	Transfer Agency Agreement between ND Tax-Free Fund, Inc. and IFS dated October 2, 2006.
	(n)	Transfer Agency Agreement between Montana Tax-Free Fund, Inc. and IFS dated October 2, 2006.
(2)	The following agreements are the Material Agreements of Viking related to the Reorganization:
	(a)	Investment Advisory Agreement between Viking and Viking Fund Management, LLC on behalf of the Viking Funds dated July 28, 1999 and Schedule A thereto dated April 30, 2001.
	(b)	Distribution Agreement between Viking and Viking Fund Distributors, LLC on behalf of the Viking Funds dated July 28, 1999 and Schedule A thereto dated April 30, 2001.
	(c)	Custodian Agreement between Viking and First Western Bank & Trust dated April 17, 2002.
	(d)	Shareholder Services Plan for the Viking Funds dated July 28, 1999.
(e)

Agreement for Fund Accounting Services, Administrative Services and Transfer Agency Services between Viking and Viking Fund Management, LLC on behalf of the Viking Funds dated July 28, 1999 and Exhibit 1 thereto dated April 30, 2001.

SCHEDULE B

Claims, actions, suits, investigations or proceedings pending or threatened against the Target Funds, or the Assets or its businesses:

None

Orders, decrees or judgments to which the Target Fund is a party that adversely affect, or are reasonably likely to adversely affect, the Target Fund's financial condition, results of operations, business, properties or the Assets or ability to consummate the transactions contemplated by the Plan.

None

APPENDIX B

DISSENTERS' RIGHTS

10-19.1-87. RIGHTS OF DISSENTING SHAREHOLDERS.

1.	A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:
	a.	Unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of a dissenting shareholder in that it:
		(1)	Alters or abolishes a preferential right of the shares;
		(2)	Creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of shares;
		(3)	Alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;
(4)

Excludes or limits the right of a shareholder to vote on a matter, or to accumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; or

		(5)	Eliminates the right to obtain payment under this subdivision;
	b.	A sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under subsection 2 of section 10-19.1-104, but not including:
		(1)	A disposition in dissolution described in subsection 2 of section 10-19.1-109;
		(2)	A disposition pursuant to an order of a court; or
(3)

A disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

	c.	A plan of merger to which the corporation is a constituent organization, except as provided in subsection 3 and except for a plan of merger adopted under section 10-19.1-100.1;
d.

A plan of exchange, whether under this chapter or under its governing statute in the case of another organization, to which the corporation is a constituent organization as the corporation whose shares will be acquired by the acquiring organization, except as provided in subsection 3;

	e.	A plan of conversion adopted by a corporation; or
f.

Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

2.

A shareholder may not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter must be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and must be treated as a dissenting shareholder under the terms of this section and section 10-19.1-88, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

3.	Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to the shareholders of:
	a.	The surviving corporation in a merger with respect to shares of the shareholders that are not entitled to be voted on the merger and are not canceled or exchanged in the merger; or
b.

The corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholders that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

4.

The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set for in subsection 6, do not have a right at law or in equity to have a corporate action described in subsection 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

5.

If a date is fixed according to subsection 1 of section 10-19.1-73.2 for the determination of shareholders entitled to receive notice of and to vote on an action described under subsection 1, only shareholders as of the date fixed and beneficial owners as of the date fixed who hold through shareholders, as provided in subsection 2, may exercise dissenters' rights.

6.

Notwithstanding subsection 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 10-19.1-100, is limited in accordance with the following provisions:

a.

The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York stock exchange or the American stock exchange or designated as a national market security on the nasdaq stock market.

	b.	The applicability of subdivision a is determined as of:
		(1)	The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subsection 1; or
		(2)	The day before the effective date of corporate action described in subsection 1 if there is no meeting of shareholders.
c.

Subdivision a is not applicable, and the right to obtain payment under this section is available pursuant to subsection 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subsection 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in subdivision a at the time the corporate action becomes effective.

10-19.1-88. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

1.	For purposes of this section, the terms defined in this subsection have the meanings given them.
	a.	"Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in subsection 1 of section 10-19.1-87 or the successor by merger of that issuer.
	b.	"Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of a corporate action referred to in subsection 1 of section 10-19.1-87.
c.

"Interest" means interest commencing five days after the effective date of the corporate action referred to in subsection 1 of section 10-19.1-87, up to and including the date of payment, calculated at the rate provided in section 28-20-34 for interest on verdicts and judgments.

2.

If a corporation calls a shareholder meeting at which any action described in subsection 1 of section 10-19.1-87 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 10-19.1-87 and this section.

3.

If the proposed action must be approved by the shareholders, and the corporation calls a meeting of shareholders, then a shareholder who is entitled to dissent under section 10-19.1-87 and who wishes to exercise dissenter's rights shall file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and may not vote the shares in favor of the proposed action.

4.

After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subsection 3, to all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 10-19.1-87, and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

	a.	The address to which a demand for payment and share certificates must be sent in order to obtain payment and the date by which they must be received;
	b.	A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and
	c.	A copy of section 10-19.1-87 and this section.
5.

In order to receive the fair value of shares, a dissenting shareholder must demand payment and deposit certificated shares within thirty days after the notice required by subsection 4 was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

6.

After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit, to each dissenting shareholder who has complied with subsections 3, 4, and 5, the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

a.

The corporation's closing balance sheet and statement of income for a fiscal year ending not more than sixteen months before the effective date of the corporate action, together with the latest available interim financial statements;

	b.	An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and
	c.	A copy of section 10-19.1-87 and this section.
7.

The corporation may withhold the remittance described in subsection 6 from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subsections 3, 4, and 5, the corporation shall forward to the dissenter the materials described in subsection 6, a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept the amount in full satisfaction. The dissenter may decline the offer and demand payment under subsection 9. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subsections 10 and 11 apply.

8.

If the corporation fails to remit within sixty days of the deposit of certificates, it shall return all deposited certificates. However, the corporation may again give notice under subsections 4 and 5 and require deposit at a later time.

9.

If a dissenter believes that the amount remitted under subsections 6, 7, and 8 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares plus interest, within thirty days after the corporation mails the remittance under subsections 6, 7, and 8, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

10.

If the corporation receives a demand under subsection 9, it shall, within sixty days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after a discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subsection 9 and who have not reached agreement with the corporation. The corporation, after filing the petition, shall serve all parties with a summons and copy of the petition under the North Dakota Rules of Civil Procedure. The residents of this state may be served by registered mail or by publication as provided by law. Except as otherwise provided, the North Dakota Rules of Civil Procedure apply to the proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or other shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subsections 6, 7, and 8, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subsections 6, 7, and 8 exceeds the fair value of the shares as determined by the court, plus interest.

11.

The court shall determine the costs and expenses of a proceeding under subsection 10, including the reasonable expenses in compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subsection 9 is found to be arbitrary, vexatious, or not in good faith.

12.

If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

13.	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

APPENDIX C

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose reports, along with the Fund's financial statements, are included in the Fund's respective annual reports, which are available upon request. Further information about a Fund's performance is also contained in such Fund's latest annual or semi-annual shareholder reports. You may obtain a free copy of a Fund's latest annual or semi-annual shareholder report upon request from the respective Fund.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

Montana Tax-Free Fund Class A Shares

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$8.50	$8.60	$8.42	$8.68	$8.98

Income from Investment Operations:
Net investment income (loss)	$.34	$.34	$.34	$.35	$.36
Net realized and unrealized gain (loss) on investment transactions	(0.74)	(.10)	.18	(.26)	(.30)
Total Income (Loss) From Investment Operations	$(0.40)	$.24	$.52	$.09	$.06

Less Distributions:
Dividends from net investment income	$(.34)	$(.34)	$(.34)	$(.35)	$(.36)
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.34)	$(.34)	$(.34)	$(.35)	$(.36)

NET ASSET VALUE, END OF PERIOD	$7.76	$8.50	$8.60	$8.42	$8.68

Total Return	(4.89%) (A)	2.85%(A)	6.32%(A)	1.07%(A)	0.73%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$14,198	$14,696	$15,652	$14,247	$14,297
Ratio of net expenses (after expense assumption) to average net assets	1.07%(B)	1.07%(B)	1.05%(B)	1.00%(B)	0.95%(B)
Ratio of net investment income to average net assets	4.08%	3.97%	4.03%	4.11%	4.12%
Portfolio turnover rate	1.63%	8.92%	27.72%	0.92%	0.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $91,772, $78,188, $54,990, $40,760, and $34,905, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.69%, 1.58%, 1.43%, 1.29%, and 1.21%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

Montana Tax-Free Fund Class B Shares

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$8.48	$8.57	$8.40	$8.65	$8.95

Income from Investment Operations:
Net investment income (loss)	$.29	$.30	$.30	$.31	$.32
Net realized and unrealized gain (loss) on investment transactions	(0.74)	(.09)	.17	(.25)	(.30)
Total Income (Loss) From Investment Operations	$(0.45)	$.21	$.47	$.06	$.02

Less Distributions:
Dividends from net investment income	$(.29)	$(.30)	$(.30)	$(.31)	$(.32)
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.29)	$(.30)	$(.30)	$(.31)	$(.32)

NET ASSET VALUE, END OF PERIOD	$7.74	$8.48	$8.57	$8.40	$8.65

Total Return	(5.38%)(A)	2.45%(A)	5.69%(A)	0.68%(A)	0.22%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,072	$4,873	$8,041	$12,481	$23,217
Ratio of net expenses (after expense assumption) to average net assets	1.57%(B)	1.57%(B)	1.54%(B)	1.50%(B)	1.45%(B)
Ratio of net investment income to average net assets	3.58%	3.47%	3.56%	3.60%	3.63%
Portfolio turnover rate	1.63%	8.92%	27.72%	0.92%	0.00%

(A) Excludes contingent deferred sales charge of 4.00%.

(B) During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $27,910, $32,103, $36,608, $49,461, and $72,241, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.19%, 2.08%, 1.90%, 1.78%, and 1.70%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

ND Tax-Free Fund, Inc. Class A Shares

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$7.52	$7.53	$7.40	$7.56	$7.94

Income from Investment Operations:
Net investment income (loss)	$.28	$.28	$.27	$.27	$.31
Net realized and unrealized gain (loss) on investment transactions	(.52)	(.01)	.13	(.16)	(.38)
Total Income (Loss) From Investment Operations	$(.24)	$.27	$.40	$.11	$(.07)

Less Distributions:
Dividends from net investment income	$(.28)	$(.28)	$(.27)	$(.27)	$(.31)
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.28)	$(.28)	$(.27)	$(.27)	$(.31)

NET ASSET VALUE, END OF PERIOD	$7.00	$7.52	$7.53	$7.40	$7.56

Total Return	(3.32%)(A)	3.65%(A)	5.48%(A)	1.53%(A)	(0.84%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$12,246	$12,968	$14,271	$15,692	$24,626
Ratio of net expenses (after expense assumption) to average net assets	1.07%(B)	1.07%(B)	1.06%(B)	1.00%(B)	0.93%(B)
Ratio of net investment income to average net assets	3.78%	3.72%	3.61%	3.66%	4.05%
Portfolio turnover rate	11.83%	20.96%	0.00%	37.02%	10.31%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $87,783, $90,053 $67,901, $67,076, and $76,391, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.74%, 1.73%, 1.51%, 1.36%, and 1.22%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

VIKING MUTUAL FUNDS

Financial Highlights

Viking Tax-Free Fund for Montana

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Period
	01/01/08-12/31/08	01/01/07-12/31/07	01/01/06-12/31/06	01/01/05-12/31/05	01/01/04-12/31/04
Net asset value, beginning of period	$9.96	$10.06	$10.04	$10.22	$10.20

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.39	$0.39	$0.38	$0.38
Net realized and unrealized gain (loss) on investments	(0.84)	(0.10)	0.02	(0.18)	0.02
Total from investment operations	$(0.45)	$0.29	$0.41	$0.20	$0.40

Less distributions from:
Net investment income	$(0.39)	$(0.39)	$(0.39)	$(0.38)	$(0.38)
Net realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions	$(0.39)	$(0.39)	$(0.39)	$(0.38)	$(0.38)

NET ASSET VALUE, END OF PERIOD	$9.12	$9.96	$10.06	$10.04	$10.22

Total Return[1]	(4.66)%	2.96%	4.15%	1.96%	4.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$10,586	$9,899	$11,084	$12,408	$12,206
Ratio of net expenses to average net assets	0.85%[2]	0.76%[2]	0.63%[2]	0.55%[2]	0.41%[2]
Ratio of net investment income to average net assets	4.03%	3.91%	3.87%	3.71%	3.78%
Portfolio turnover rate	14.34%	26.57%	24.39%	24.59%	26.55%

1Total return assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

2Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $25,855, $35,778, $53,771, $65,270, and $80,645. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.10%, 1.11%, 1.08%, 1.06%, and 1.06% respectively.

Financial Highlights

Viking Tax-Free Fund for North Dakota

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	For the Period
	01/01/08-12/31/08	01/01/07-12/31/07	01/01/06-12/31/06	01/01/05-12/31/05	01/01/04-12/31/04
Net asset value, beginning of period	$10.10	$10.22	$10.14	$10.29	$10.29

Income (loss) from investment operations:
Net investment income (loss)	$0.40	$0.40	$0.39	$0.38	$0.38
Net realized and unrealized gain (loss) on investments	(0.88)	(0.12)	0.08	(0.15)	0.00
Total from investment operations	$(0.48)	$0.28	$0.47	$0.23	$0.38

Less distributions from:
Net investment income	$(0.40)	$(0.40)	$(0.39)	$(0.38)	$(0.38)
Net realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions	$(040)	$(0.40)	$(0.39)	$(0.38)	$(0.38)

NET ASSET VALUE, END OF PERIOD	$9.22	$10.10	$10.22	$10.14	$10.29

Total Return[1]	(4.89)%	2.77%	4.77%	2.24%	3.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$5,054	$5,652	$5,876	$6,541	$6,086
Ratio of net expenses to average net assets	0.85%[2]	0.77%[2]	0.62%[2]	0.52%[2]	0.44%[2]
Ratio of net investment income to average net assets	4.10%	3.92%	3.86%	3.70%	3.68%
Portfolio turnover rate	30.91%	28.12%	35.84%	17.61%	22.36%

1Total return assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

2Viking Fund Management, LLC, the Fund's investment manager, has contractually agreed to waive its fees or reimburse the Fund for its expenses through August 1, 2009 so that the Fund's total operating expenses during this period will not exceed 0.85% of its average net assets on an annual basis. For the periods indicated above, Viking Fund Management, LLC waived fees and reimbursed expenses totaling $19,442, $25,374, $34,667, $41,214, and $40,375. If the fees had not been waived or expenses had not been reimbursed, the annualized ratio of total expenses to average net assets would have been 1.21%, 1.20%, 1.18%, 1.16%, and 1.18% respectively.

PART B

VIKING MUTUAL FUNDS
Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota

Statement of Additional Information
xxxxx xx, 2009

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Integrity Funds	Viking Funds
ND Tax-Free Fund, Inc.	Viking Tax-Free Fund for North Dakota
Montana Tax-Free Fund, Inc.	Viking Tax-Free Fund for Montana

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated xxxxx xx, 2009 (the "Proxy Statement/Prospectus") relating specifically to the Special Joint Meeting of Shareholders of the ND Tax-Free Fund, Inc. and the Montana Tax-Free Fund, Inc. (each an "Integrity Fund" and collectively, the "Integrity Funds") that will be held on June 29, 2009. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling Viking Funds toll free at 800-933-8413.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

General Information

This SAI and the Proxy Statement/Prospectus are related to a proposal to approve an agreement and plan of reorganization between the ND Fund and the Montana Fund and the Viking Mutual Funds, on behalf of its series, Viking Tax-Free Fund for North Dakota ("Viking-North Dakota Fund") and Viking Tax-Free Fund for Montana ("Viking-Montana Fund") (each a "Viking Fund") (the "Plan"). Under the Plan, the ND Fund and Montana Fund will transfer its assets to the Viking-North Dakota Fund and Viking-Montana Fund, respectively, in exchange solely for shares of that corresponding Viking Fund and the Viking Fund's assumption of the applicable Integrity Fund's liabilities. The Plan further provides that each Integrity Fund will then distribute the shares received from the corresponding Viking Fund proportionately to its shareholders and then terminate (each a "Reorganization" and collectively, the "Reorganizations").

Incorporation by Reference of Documents into the SAI

Further information about the Viking Funds is contained in the Statement of Additional Information of the Viking Funds dated April 30, 2009, as supplemented from time to time, which is incorporated herein by reference only insofar as it relates to the Viking Funds. No other parts are incorporated by reference herein.

Further information about the Integrity Funds is contained in the Statement of Additional Information of the Integrity Funds dated May 1, 2009, as supplemented from time to time, which is incorporated herein by reference only insofar as it relates to the Integrity Funds. No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm's report for the Viking Funds are contained in the Viking Funds' Annual Report for the fiscal year ended December 31, 2008 and are incorporated herein by reference only insofar as they relate to the Viking Funds. No other parts of the Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm's report for the ND Fund are contained in the ND Fund's Annual Report for the fiscal year ended December 31, 2008 and are incorporated herein by reference only insofar as they relate to the ND Fund. No other parts of the Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm's report for the Montana Fund are contained in the Montana Fund's Annual Report for the fiscal year ended December 31, 2008 and are incorporated herein by reference only insofar as they relate to the Montana Fund. No other parts of the Annual Report are incorporated by reference herein.

Additional Information about Management of the Viking Funds

As described in further detail in the Proxy Statement/Prospectus, on March 6, 2009, Integrity Mutual Funds and Integrity Money Management, Inc. ("Integrity") have entered into a share purchase and change of advisor agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), pursuant to which Corridor and Viking will acquire all the stock of Integrity Funds Distributor, Inc. ("IFD"), Integrity Funds Services, Inc. ("IFS"), and certain assets of Integrity, subject to certain terms and conditions (the "Corridor Transaction"). Corridor is a recently formed North Dakota limited liability company that was organized on January 9, 2009 by Robert E. Walstad, the chairman of the Board of Directors of the Integrity Funds and interim president of the Integrity Fund and Shannon D. Radke, president of Viking, the Viking Trust, and Viking Distributors, LLC. If the Corridor Transaction is completed, it is expected that Corridor, primarily through its subsidiaries, will provide investment advisory, distribution, and other services to the mutual funds currently in the Integrity and Viking fund families. Integrity currently serves as investment adviser to the Integrity Funds, the Integrity Funds of Funds, Inc., the series of the Integrity Funds and the respective series of the Integrity Managed Portfolios (collectively, the "Integrity Family Funds"). Viking currently serves as investment adviser to the series of the Viking Trust, including the Viking Funds, the Viking Large-Cap Value Fund and the Viking Small-Cap Value Fund (collectively, the "Viking Family Funds").

If the Corridor Transaction is completed, it is intended that Viking will become a subsidiary of Corridor (the "Viking Transaction"). The Viking Transaction is subject to shareholder approval by Viking's shareholders and its Board of Governors. Viking intends to seek shareholder approval of the Viking Transaction pursuant to written consent. In addition, a joint shareholder meeting of the Viking Family Funds has been scheduled for June 29, 2009 (the "Viking Shareholder Meeting"). At the Viking Shareholder Meeting, shareholders of the Viking Family Funds will be asked to approve, among other things, new advisory agreements with Viking for their respective fund effective following the Viking Transaction as well as new trustees for the Viking Trust. Subject to approval by the shareholders of the applicable series of Integrity Managed Portfolios, the series of Integrity Funds and Integrity Fund of Funds, Inc., it is intended that Viking also will serve as the new investment adviser to such funds in the Integrity family.

As part of the consolidation of the Integrity and Viking family of funds, shareholders of the Viking Family Funds are being asked at the Viking Shareholder Meeting to elect four new trustees to the Board of Trustees of the Viking Trust, none of which are currently trustees. Currently, the Board consists of three trustees, two of which are not "interested persons" of the Viking Trust as such term is defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"). Shannon Radke, the third trustee is also the president and treasurer of the Viking Funds and is therefore an interested trustee. There can be no assurance that the shareholders of the Viking Family Funds will approve the Nominees. Nevertheless, information regarding the Nominees has been set forth below.

The Nominees currently serve as directors of the Integrity Funds, as well as directors or trustees (as applicable) of the Integrity Managed Portfolios, the Integrity Funds and as directors of the Integrity Fund of Funds, Inc. None of the Nominees for election as Independent Trustees are also officers, employees or directors of, or owners of an interest in, Viking or its parents or subsidiaries. None of the Nominees for election as Independent Trustees have had any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year of the Viking Funds, or in any material proposed transactions, to which Viking or any of its parents or subsidiaries (other than a fund), or any parents or subsidiaries of the foregoing were or are to be a party. Since the beginning of the most recently completed fiscal year of the Viking Funds, no Nominee for election as an Independent Trustee has purchased or sold any interest in Viking or in any of its parents, or in subsidiaries of either. None of the Nominees for election as Independent Trustees currently owns or intends to acquire any membership interest in Corridor.

The following table includes certain important information regarding the Nominees:

Independent Trustees/Nominees

NAME, ADDRESS, AND AGE	POSITION(S) PROPOSED TO BE HELD WITH VIKING TRUST	PROPOSED TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE VIKING FUND COMPLEX	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD OUTSIDE THE VIKING FUND COMPLEX
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 73	Trustee	Indefinite None	none	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.;	First Western Bank & Trust; Integrity Fund of Funds, Inc.; ND Tax-Free Fund, Inc.; Montana Tax-Free Fund, Inc.; Integrity Managed Portfolios and The Integrity Funds(1)
R. James Maxson 1 N. Main St. Minot, ND 58701 61	Trustee	Indefinite None	none	Attorney, Maxson Law Office (since November 2002)

Vincent United Methodist Foundation; Minot Area Development Corporation; Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc.; Montana Tax-Free Fund, Inc.; Integrity Managed Portfolios; and The Integrity Funds(1)

Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 56	Trustee	Indefinite None	none

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000);

Marycrest Franciscan Development, Inc.; ND Tax-Free Fund, Inc.; Montana Tax-Free Fund, Inc.; Integrity Fund of Funds, Inc.; Integrity Managed Portfolios; The Integrity Funds.(1)

Interested Trustee/Nominee

NAME, ADDRESS, AND AGE	POSITION(S) PROPOSED TO BE HELD WITH VIKING TRUST	PROPOSED TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE VIKING FUND COMPLEX	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD OUTSIDE THE VIKING FUND COMPLEX
Robert E. Walstad(2) 1 N. Main St. Minot, ND 58703 64	Trustee and Chairman	Indefinite None	none

Director (Sept. 1987 to Feb. 2007), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management, Inc.; Director, President and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc.; President (Jan. 1996 to July 2007) and (since March 2008) Integrity Managed Portfolios, (May 2003 to July 2007) and (since March 2008) The Integrity Funds, (Jan. 1995 to July 2007) and (since March 2008) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) and (since March 2008) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) and (since March 2008) Montana Tax-Free Fund, Inc.; Director and Chairman Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios, and (since June 2003), The Integrity Funds.

Minot Park Board; ND Tax-Free Fund, Inc.; Montana Tax-Free Fund, Inc.; Integrity Managed Portfolios; Integrity Funds; and Integrity Fund of Funds, Inc.;(1)

(1) The Nominees serve as directors of the three incorporated funds in the Integrity family of funds, and as trustees of the Integrity Managed Portfolios which is comprised of six series, and The Integrity Funds which is comprised of three series.

(2) Mr. Walstad will be an interested person by virtue of his being an officer of the Integrity Funds (if appointed to such position) and owner of membership interests in Corridor.

SHARE OWNERSHIP IN THE VIKING FUNDS HELD BY NOMINEES AND OFFICERS

For each Nominee, the dollar range and number of equity securities beneficially owned by the Nominee in each Viking Fund and in all registered funds in the Viking family of investment companies are shown below for the calendar year ended December 31, 2008:

	Independent Trustees/Nominees			Interested Trustee/Nominee
Dollar Range of Equity Securities in:	Orlin W. Backes	R. James Maxson	Jerry M. Stai	Robert E. Walstad
Viking-North Dakota Fund	None	None	None	None
Viking-Montana Fund	None	None	None	None
All Registered Funds in Viking Family of Investment Companies (Aggregate)	None	None	None	None

As of the date of this SAI, none of the Nominees for Independent Trustees or any of their respective immediate family members owned beneficially or of record securities in Viking, Integrity, IFD, Viking Distributors or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any of such persons.

OTHER SERVICE PROVIDERS

In addition to the above, as part of the consolidation of the Viking and Integrity fund families, if the Corridor Transaction is completed, it is expected that the service providers of the Integrity Funds will become the service providers to the Viking Funds. More specifically, it is anticipated that if the Corridor Transaction is completed, IFD will replace Viking Fund Distributors, LLC as the Viking Funds' principal underwriter; IFS will replace Viking as the Viking Funds' transfer agent and accounting and administrative service provider; and Wells Fargo Bank, N.A., Trust & Custody Solutions will replace First Western Bank and Trust as the Viking Funds' custodian. The address of IFD is 1 Main Street North, Minot, ND 58703, IFS is P.O. Box 759, Minot, ND 58702 and Wells Fargo Bank is 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

ADDITIONAL INFORMATION OF THE CORRIDOR TRANSACTION

The closing of the Corridor Transaction is subject to numerous conditions including, among other things, (i) the acquisition of Viking by Corridor simultaneously with the closing of the Corridor Agreement; (ii) the shareholders of the respective series of Integrity Managed Portfolios, the series of Integrity Funds and Integrity Fund of Funds, Inc. as well as the respective Board of Directors or Trustees (as applicable) of the foregoing approving the change of advisor from Integrity to Viking; (iii) the shareholders and Board of Directors of the ND Fund and Montana Fund approving the Reorganizations with respect to their Integrity Fund; and (iv) receipt of various necessary regulatory approvals. Similarly, the closing of the Reorganizations are subject to numerous conditions including shareholder approval of the Reorganizations of both the ND Fund and Montana Fund and the closing of the Corridor Transaction. Accordingly, there can be no assurance that the Corridor Transaction or the Reorganizations will close.

Pro Forma Financial Statements

The unaudited pro forma financial statements, attached hereto as Appendix A, are intended to present the financial condition and related results of operations of the Viking-North Dakota Fund and Viking-Montana Fund, respectively, as if the Reorganization had been consummated on December 31, 2008. This unaudited pro forma financial information should be read in conjunction with, and is qualified in its entirety by, the historical financial statements of the Integrity Funds and Viking Funds that have been incorporated by reference into this SAI. These unaudited financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Viking Funds.

Appendix A

SCHEDULE OF INVESTMENTS
PRO FORMA
ND TAX-FREE FUND, INC. and VIKING TAX-FREE FUND FOR NORTH DAKOTA
December 31, 2008 (unaudited)

	Target Fund		Acquiring Fund		Pro Forma Combined
	Quantity	Market Value	Quantity	Market Value	Quantity	Market Value
Municipal Bonds (96.2%)

Bond Bank (0.4%)
ND St Mun Bd Bk Cap Fing Prog 6.000% 6/1/21			25,000	$26,077	25,000	$26,077
ND St Muni Bond Bank St Revolv. Fd 4.900% 10/1/18			50,000	51,699	50,000	51,699
				77,776		77,776
Development (1.4%)
Burleigh Cnty Indl Dev Rev MO Slope 5.050% 11/1/18			125,000	108,265	125,000	108,265
ND Pub Fin Auth Indl Dev Prog Ser A 5.000% 6/1/20			150,000	140,330	150,000	140,330
				248,595		248,595
Education (4.4%)
Fargo ND Sch Dist Bldg Auth Rev 5.500% 5/1/14			50,000	50,573	50,000	50,573
Fargo, ND School District Bldg. Auth. Lease Rev. 5.750% 5/1/18	500,000	500,925			500,000	500,925
Minot Pub Schl Dist No 1 Bldg Auth 4.800% 5/1/23			210,000	215,095	210,000	215,095
		500,925		265,668		766,593
Facilities (8.0%)
Fargo ND Bldg Auth Lease Rev Ser A 5.000% 5/1/20			50,000	51,288	50,000	51,288
Grand Forks Cnty Bldg Auth Rev 5.000% 12/1/20			200,000	199,298	200,000	199,298
North Dakota St Bldg Auth Lease Rev 5.200% 12/1/19			90,000	91,553	90,000	91,553
ND Blding. Auth. Lease Rev. MBIA 5.000% 12/1/22	1,020,000	1,033,790			1,020,000	1,033,790
		1,033,790		342,139		1,375,929
General Obligation (9.1%)
Bismarck, ND General Obligation 4.000% 5/1/15	100,000	104,411			100,000	104,411
Fargo ND Ref & Impt - Ser B G.O. 5.125% 5/1/17			60,000	60,377	60,000	60,377
Fargo ND Ref & Impt Ser D 5.000% 5/1/28			200,000	195,978	200,000	195,978
Grand Forks, ND Ref Impt 5.000% 12/1/24	115,000	116,678			115,000	116,678
Grand Forks, ND Ref Impt 5.000% 12/1/26	100,000	100,662			100,000	100,662
Grand Forks, ND Ref Impt AMBAC 5.000% 12/1/24	100,000	100,551			100,000	100,551
Grand Forks, ND GO Pub Bldg FSA 4.625% 12/1/26	250,000	241,150	100,000	95,591	350,000	336,741
City of Minot (Highway Bonds) G.O. MBIA 5.000% 10/1/23	555,000	560,522			555,000	560,522
		1,223,974		351,946		1,575,920
Higher Education (24.7%)
Burleigh Cty., ND (Univ. of Mary) Facs. Rev. 5.750% 12/1/11	495,000	487,669			495,000	487,669
Burleigh Cty., ND (Univ. of Mary) Facs. Rev. 5.875% 12/1/15	750,000	728,063			750,000	728,063
ND St Brd Hghr Ed Student Svcs Facs 5.000% 8/1/18			175,000	154,705	175,000	154,705
ND St Brd Hghr Ed Student Svcs Facs 5.500% 8/1/23			125,000	102,070	125,000	102,070
ND State Board of Hgr. Educ. (ND St. Univ. Hsg. & Aux. Facs.) 5.600% 4/1/29	1,035,000	1,042,752			1,035,000	1,042,752
ND State Board of Hgr. Educ. (ND St. Univ. Facs.) AMBAC 5.100% 4/1/32	500,000	467,825			500,000	467,825
ND State Board of Hgr. Educ. (Univ. of ND Hsg. & Aux. Facs.) Rev. FGIC 5.000% 4/1/32	1,000,000	893,790			1,000,000	893,790
ND St Brd Higher Ed Rev Hsg & Aux 4.750% 5/1/19			100,000	88,213	100,000	88,213
ND State Board of Hgr. Educ. (ND State Univ. Hsg. & Aux. Facs.) AMBAC 5.000% 4/1/27	250,000	237,208			250,000	237,208
NDSU Rev Ser 2006A 4.750% 4/1/29			75,000	66,818	75,000	66,818
		3,857,307		411,806		4,269,113
Housing (4.8%)
Grand Forks ND Sr Hsg Rev Ref-4000 5.000% 12/1/16			100,000	89,573	100,000	89,573
North Dakota Housing Fin. Agency Rev. 5.650% 7/1/28	100,000	84,675			100,000	84,675
ND St Hsg Fin Agy Rev Home Mtg 4.900% 7/1/15			150,000	142,103	150,000	142,103
ND St Hsg Fin Agy Rev Hsg Fin Pg 5.150% 7/1/23	100,000	90,225	300,000	292,545	400,000	382,770
North Dakota Housing Finance Agy 5.400% 7/1/28	100,000	87,486			100,000	87,486
ND St Hsg Fin Agy Rev Hsg Fin Prog 5.550% 7/1/22			55,000	48,923	55,000	48,923
		262,386		573,144		835,530
Medical (9.2%)
Fargo ND Hlth Sys Rev Meritcare 5.375% 6/1/27			200,000	184,418	200,000	184,418
Fargo ND Hlth Sys Rev Meritcare obl 5.375% 6/1/15			65,000	65,473	65,000	65,473
Fargo, ND Heath Sys. (Meritcare) FSA 5.625% 6/1/31	250,000	247,730			250,000	247,730
Fargo ND Hlth Sys Rev Meritcare Obl 5.000% 6/1/22			45,000	44,826	45,000	44,826
Fargo ND Hlth Sys Rev Meritcare Obl 5.125% 6/1/27			75,000	71,515	75,000	71,515
GF ND Hlth Care Facs Rev United Hos 6.250% 12/1/24			150,000	126,240	150,000	126,240
GF ND Hlth Care Sys Rev Altru Hlth 5.625% 8/15/27	300,000	241,575	200,000	168,482	500,000	410,057
GF ND Hlth Care Sys Rev Altru Hlth 7.125% 8/15/10			20,000	21,484	20,000	21,484
Ward Cnty Hlth Care Fac Rev Trinity 6.000% 7/1/10			20,000	20,085	20,000	20,085
Ward Cnty Hlth Care Fac Rev Trinity 5.125% 7/1/25			100,000	70,528	100,000	70,528
Ward Cnty ND Hlth Care Fac Rev 5.125% 7/1/29	300,000	200,349	200,000	128,556	500,000	328,905
		689,654		901,607		1,591,261
Multifamily Hsg (0.1%)
Fargo ND Multifam Rev Ref Hsg 6.900% 9/1/13			25,000	15,000	25,000	15,000

Other (6.0%)
Puerto Rico Childrens Tr Fd Tob 6.000% 7/1/10			15,000	15,908	15,000	15,908
Grand Forks ND Mosquito Ctl Resv 4.750% 9/1/24			100,000	95,336	100,000	95,336
Grand Forks, ND (Alerus Project) Sales Tax Rev. MBIA 4.500% 12/15/29	250,000	206,695			250,000	206,695
ND Pub Fin Auth Cap Fin Prog Ser A 5.000% 6/1/31			100,000	91,540	100,000	91,540
North Dakota Pub. Fin. Auth State Revolving Fund 5.500% 10/1/27	250,000	258,895			250,000	258,895
Williams Cnty ND Sales Tax Rev 5.000% 11/1/21			100,000	80,682	100,000	80,682
Williams Cnty ND Sales Tax Rev 5.000% 11/1/26			125,000	91,131	125,000	91,131
Williams Cty., ND (Sales Tax Rev.) Radian-IBCC 5.000% 11/1/31	250,000	203,508			250,000	203,508
		669,098		374,597		1,043,695
Pollution (12.5%)
Mercer Cnty PCR Otter Tail Corp 4.850% 9/1/22			115,000	106,255	115,000	106,255
Oliver Cnty PCR Ref Square Butte 5.300% 1/1/27	2,095,000	1,943,552	115,000	107,281	2,210,000	2,050,833
		1,943,552		213,536		2,157,088
School District (3.7%)
Fargo Public School District #1 4.500% 5/1/21	250,000	228,430			250,000	228,430
Fargo ND Pub Sch Dist No. 1 Ltd Tax 5.000% 5/1/23			200,000	197,200	200,000	197,200
Hillsboro ND Pub Sch Dist No. 9 4.850% 6/1/19			50,000	51,429	50,000	51,429
Mandan Public Schools District # 1 FSA 4.250% 5/1/18	100,000	103,034			100,000	103,034
West Fargo ND Pub Sch Dist No. 006 5.000% 5/1/14			50,000	51,862	50,000	51,862
		331,464		300,491		631,955
Single Family Hsg (4.6%)
ND St Hsg Fin Agy Rev Ser D 5.200% 7/1/22	500,000	430,455	200,000	169,544	700,000	599,999
ND (HFA) Hsg. Finance Rev. 5.150% 7/1/18	95,000	90,468			95,000	90,468
ND St Hsg Fin Agy Rev Hsg Fin Pg 5.700% 7/1/09			50,000	50,000	50,000	50,000
ND St Hsg Fin Agy Rev Hsg Fin Pg 5.800% 7/1/10			55,000	55,000	55,000	55,000
		520,923		274,544		795,467
Utilities (3.3%)
Minot, ND Wtr & Swr Util Rev Ser D 5.250% 10/1/22			200,000	200,182	200,000	200,182
Minot, ND Water & Sewer Util. Rev 5.375% 10/1/23	250,000	255,043			250,000	255,043
South Centrl Reg Wtr Dist Burleigh 5.000% 10/1/23			150,000	121,743	150,000	121,743
		255,043		321,925		576,968
Water (3.9%)
ND St Wtr Commn Rev Wtr Dev & Mgmt 5.500% 8/1/10			50,000	52,431	50,000	52,431
ND St Wtr Commn Rev Wtr Dev & Mgmt 5.000% 8/1/25	500,000	503,294	125,000	122,030	625,000	625,324
		503,294		174,461		677,755

Total Municipal Bonds (Cost $12,501,917, $5,245,924, and $17,747,841 respectively)		11,791,410		4,847,235		16,638,645

Short-Term Securities (3.5%)
Federated Municipal Obligations Fund #852			160,000	160,000	160,000	160,000
Wells Fargo Advantage National Tax-Free Money Market	445,043	445,043			445,043	445,043
Total Short-Term Securities (Cost $445,043, $160,000, and $605,043 respectively)		445,043		160,000		605,043

Total Investment in Securities (Cost $12,946,960, $5,405,924, and $18,352,884)		$12,236,453		$5,007,235		$17,243,688

FINANCIAL STATEMENTS
PRO FORMA
ND TAX-FREE FUND, INC. and VIKING TAX-FREE FUND FOR NORTH DAKOTA
December 31, 2008 (unaudited)

Statement of Assets and Liabilities December 31, 2008

	ND Tax-Free Fund (Actual)	Viking Tax-Free Fund of North Dakota (Actual)	Pro Forma Adjustments	Combined Fund (Pro Forma)
ASSETS
Investments in securities, at value (cost: $12,946,960, $5,405,924, and $18,352,884, respectively)	$12,236,453	$5,007,235	$0	$17,243,688
Cash	175	5,103	0	5,278
Interest & dividends receivable	170,396	69,364	0	239,760
Receivable due from manager	2,426	0	0	2,426
Prepaid expenses	259	841	0	1,100
Other receivables	0	116	0	116
Total assets	$12,409,709	$5,082,659	$0	$17,492,368

LIABILITIES
Security purchases payable	$102,021	$0	$0	$102,021
Dividends payable	42,118	21,016	16,982(a)	80,116
Payable to affiliates	9,853	0	0	9,853
Other accounts payable and accrued expenses	10,164	7,325	(16,982) (b)	507
Total liabilities	$164,156	$28,341	$0	$192,497

NET ASSETS	$12,245,553	$5,054,318	$0	$17,299,871

Net assets are represented by:
Capital stock outstanding, at par	$1,750	$0	$(1,750)	$0
Additional paid-in capital	18,126,981	5,578,869	1,750	23,707,600
Accumulated undistributed net realized gain (loss) on investments and futures	(5,173,199)	(125,862)	0	(5,299,061)
Accumulated undistributed net investment income (loss)	528	0	0	528
Unrealized appreciation (depreciation) on investments	(710,507)	(398,689)	0	(1,109,196)
NET ASSETS	$12,245,553	$5,054,318	$0	$17,299,871

Shares outstanding	1,749,523	548,258	(421,439)[1]	1,876,342

Net asset value per share	$7.00	$9.22		$9.22

Public offering price (based on sales charge of 4.25%, 5.25%, and 5.25% respectively)	$7.31	$9.58		$9.58

1 The pro forma statements presume the issuance by the Viking Tax-Free Fund of North Dakota of approximately 1,328,084 shares in exchange for the assets and liabilities of the ND Tax-Free Fund.

Statement of Operations For the year ended December 31, 2008

	ND Tax-Free Fund (Actual)	Viking Tax-Free Fund of North Dakota (Actual)	Pro Forma Adjustments	Combined Fund (Pro Forma)
INVESTMENT INCOME
Interest	$623,631	$262,211	$0	$885,842
Dividends	14,920	1,856	0	16,776
Total investment income	$638,551	$264,067	$0	$902,618

EXPENSES
Investment advisory fees	$78,921	$26,753	$(13,086)(b)(c)	$92,588
Distribution (12b-1) fees	32,884	13,377	0	46,261
Administrative service fees	24,034	5,351	(5,384)(d)	24,001
Transfer agent fees	26,351	1,688	8,998(d)	37,037
Accounting service fees	30,610	2,668	(18)(d)	33,260
Legal fees	7,875	3,115	(4,690)(e)	6,300
Custodian fees	2,375	3,450	(1,764)(d)	4,061
Reports to shareholders	1,759	0	(259(e)	1,500
Directors/Trustee fees	2,897	991	(612)(e)	3,276
Transfer agent out-of-pockets	2,071	0	629	2,700
Professional fees	11,464	902	5,173	17,539
License, fees, and registrations	135	126	(126)(e)	135
Insurance expense	450	1,372	(1,232)(e)	590
Audit fees	6,700	5,011	(4,611)(d)	7,100
Total expenses	$228,526	$64,804	$(16,982)	$276,348
Less expenses waived or absorbed by the Fund's manager	(87,783)	(19,442)	0	(107,225)
Total net expenses	$140,743	$45,362	$(16,982)	$169,123

NET INVESTMENT INCOME (LOSS)	$497,808	$218,705	$16,982(a)	$733,495

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$921	$(44,995)	$0	$(44,074)
Net change in unrealized appreciation (depreciation) of investments	(939,728)	(429,956)	0	(1,369,684)
Net realized and unrealized gain (loss) on investments	$(938,807)	$(474,951)	$0	$(1,413,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(440,999)	$(256,246)	$0	$(697,245)

Pro Forma Adjustments

The pro forma adjustments to the foregoing pro forma combining financial statements consist of:

(a)Assumes the reduction in pro forma net expenses is distributed to the shareholders of the Combined Fund.

(b)Reflects the adjustments made to pro forma net expenses as shown on the Pro Forma Combining Statement of Operations and described in notes(d) and (e) below.

(c)Advisory fee based on an annual rate of .50% of the Combined Portfolio's average daily net assets.

(d) The adjustments to the audit fee, investment advisory fee, distribution fee, custodian fee, transfer agent fee, administration and the accounting service fee reflect the increase (decrease) in expenses assuming the Combined Fund operated under the Viking Fund's fee structure for the entire year ended December 31, 2008.

(e)Reductions in reports to shareholders, trustees' fees, license and registration fees, and other fees reflect the elimination of duplicative costs.

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
ND TAX-FREE FUND, INC. and VIKING TAX-FREE FUND FOR NORTH DAKOTA
Year Ended December 31, 2008 (unaudited)

Description of the Fund

The Viking Tax-Free Fund for North Dakota, (Viking Fund) a series of Viking Mutual Funds, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

Basis of Combination

The Reorganization to which the forgoing pro forma financial statements relate involves the transfer of all assets and liabilities of ND Tax-Free Fund, Inc. ("ND Fund") to the Viking Fund, in exchange for shares of the Viking Fund, and the pro rata distribution, on the closing date, of such shares of Viking Fund to the shareholders of the ND Fund as provided in the plan. The Funds will not be responsible for any of the expenses associated with the Reorganization. Such expenses will be borne by Corridor Investors, LLC and Integrity Mutual Funds, Inc.

The foregoing unaudited pro forma financial statements consist of: (i) Pro Forma Combining Statements of Assets and Liabilities as of December 31, 2008, assuming the Reorganization had been consummated on that date (ii) Pro Forma Combining Statement of Operations for the year ended December 31, 1998, giving effect to the Reorganization as if it had been consummated on January 1, 2008; and (iii) Pro Forma Combining Schedule of Investments as of December 31, 2008 assuming the Reorganization had been consummated on that date.

Portfolio Valuation

Because of the similarities in the investment objectives and policies of the ND Fund and the Viking Fund, and the fact that all of the portfolio securities of the ND Fund are eligible for investment by the Viking Fund, it is not anticipated that any securities held by either Fund will be sold before or after the Reorganization, other than in the ordinary course of business.

Accordingly, the presentation of the Pro Forma Combining Schedule of Investments assumes that the investment manager will not sell any of the securities in connection with the Reorganization. Therefore, no adjustment column is presented.

Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Viking Fund shares to ND Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the ND Fund divided by the net asset value per share of the Viking Fund as of December 31, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at December 31, 2008.

Class of Shares	Shares of Viking Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Combination
Class A	548,258	1,328,084	1,876,342

The share reconciliation represents a decrease in the number of outstanding shares of the Combined Fund because of net asset value per share of the Viking Fund is higher than that of the ND Fund.

Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Viking Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

SCHEDULE OF INVESTMENTS
PRO FORMA
MONTANA TAX-FREE FUND, INC. and VIKING TAX-FREE FUND FOR MONTANA
December 31, 2008 (unaudited)

	Target Fund		Acquiring Fund		Pro Forma Combined
	Quantity	Market Value	Quantity	Market Value	Quantity	Market Value
Municipal Bonds (94.4%)

Development (0.4%)
Missoula Tax Increment Urban Renwal 5.125% 7/1/26			125,000	$108,367	125,000	$108,367

Facilities (3.4%)
MT Fac. Fin. Auth. Series A (Cmty, Counseling & Correctional Svcs.) CIFG 4.500% 10/1/22	470,000	$415,767			470,000	415,767
MT Fac Fin Auth Boyd Andrew Cmnty 4.375% 10/1/20			285,000	275,153	285,000	275,153
MT Fac. Fin. Auth. Series B (Boyd Andrew Prj.) CIFG 4.500% 10/1/22	215,000	190,191			215,000	190,191
Puerto Rico Comwlth Infra Fing Auth 5.250% 7/1/10			100,000	100,928	100,000	100,928
		605,958		376,081		982,039
General Obligation (4.5%)
Billings MT Spl Impt Dist No 1385 7.000% 7/1/17			255,000	253,753	255,000	253,753
Bozeman MT Ser A 4.950% 7/1/20			170,000	179,719	170,000	179,719
MT State (Water Pollution Control) Revolving Fund Program G.O. 5.600% 7/15/20	170,000	176,516			170,000	176,516
MT State (Water Pollution Control) Revolving Fund Program G.O. 5.600% 7/15/20	240,000	249,199			240,000	249,199
Puerto Rico Commonwealth G.O. 6.000% 7/1/27			500,000	433,530	500,000	433,530
		425,715		867,002		1,292,717
Higher Education (10.2%)
MT State Board of Regents Higher Educ. (MT St. Univ.) Rev. Ref. AMBAC 5.000% 11/15/21	750,000	755,460			750,000	755,460
MT St Brd Regents Hghr Ed Rev MSU 5.000% 11/15/18			260,000	278,788	260,000	278,788
MT State Board of Regents (University of MT) MBIA 6.000% 5/15/19	230,000	243,936			230,000	243,936
MT State Board of Regents (University of MT) MBIA 5.750% 5/15/24	275,000	279,064	135,000	139,686	410,000	418,750
MT State Board of Regents Higher Educ. (MT. St. Univ.) Fac. Rev. AMBAC 4.500% 11/15/25	770,000	701,616			770,000	701,616
Univ of MT Univ Revs Facs Acq & Imp 5.000% 11/15/17			140,000	150,415	140,000	150,415
Univ of MT Univ Revs Higher Ed Facs 5.375% 5/15/19			370,000	408,769	370,000	408,769
		1,980,076		977,658		2,957,734
Housing (2.8%)
MT St Brd Hsg AMT Sngl Fam Mtg 4.750% 12/1/27			105,000	81,984	105,000	81,984
MT Board of Hsg., Single Family Program 5.050% 12/1/24	150,000	132,614			150,000	132,614
MT Board of Hsg., Single Family Program 5.300% 12/1/29	150,000	128,340	500,000	461,775	650,000	590,115
		260,954		543,759		804,713
Medical (39.9%)
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr. 5.100% 12/1/18	250,000	254,860			250,000	254,860
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr. 5.125% 12/1/19	250,000	253,940			250,000	253,940
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr. 5.150% 12/1/20	250,000	252,215			250,000	252,215
MT Fin. Auth. Hlth. Care Rev. Master Loan Proj. - Cmnty. Med. Ctr. 5.200% 12/1/21	250,000	252,085	145,000	143,592	395,000	395,677
MT Fac Fin Auth Developmental Ctr 4.500% 6/1/16			250,000	257,355	250,000	257,355
MT Fac Fin Auth Developmental Ctr 4.750% 6/1/19			170,000	170,076	170,000	170,076
MT Fac Fin Auth Rev Childrens Home 4.550% 1/1/17			250,000	256,425	250,000	256,425
MT Fac Fin Auth Hlth Master Ln Pg 4.500% 5/1/27			250,000	219,370	250,000	219,370
MT Fac. Fin. Auth. (St. Luke Health) 4.500% 1/1/17	120,000	121,524			120,000	121,524
MT Fac. Fin. Auth. (St. Luke Health) 5.000% 1/1/22	500,000	477,425	100,000	98,168	600,000	575,593
MT Fac Fin Auth Glendive Med Pj 4.500% 7/1/23			250,000	228,327	250,000	228,327
MT Facs. Fin. Auth. (St. Peters Hospital) 5.000% 6/1/28	250,000	211,370			250,000	211,370
MT Fac Fin Auth Prov Hlth & Svce 5.000% 10/1/19			175,000	182,310	175,000	182,310
MT Fin. Auth. Rev. (Providence Health) 5.000% 10/1/22	1,500,000	1,468,800			1,500,000	1,468,800
MT Fac Fin Auth Rev Benefis 4.750% 1/1/24			150,000	139,347	150,000	139,347
MT Fac Fin Auth Rev Benefis Hlth 4.750% 1/1/25	150,000	132,861	125,000	115,115	275,000	247,976
MT Hlth Facs Auth Sist. of Charity 5.125% 12/1/18			100,000	101,384	100,000	101,384
MT Hlth Facs Auth Rev Sist. Charity 5.000% 12/1/24			515,000	510,525	515,000	510,525
MT St Hlth Facs Auth Rev Hillcrest 6.900% 6/1/10			30,000	32,213	30,000	32,213
MT St Hlth Facs Auth Rev Hillcrest 7.250% 6/1/10			35,000	37,315	35,000	37,315
MT St Hlth Facs Auth Rev Cmnty Med 6.375% 6/1/18			370,000	351,389	370,000	351,389
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev. AMBAC 5.000% 6/1/22	600,000	494,580			600,000	494,580
MT Hlth. Facs. Auth. (Big Horn Hosp. - Hardin) Rev. 5.100% 2/1/18	300,000	296,985			300,000	296,985
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev. 5.100% 2/1/18	350,000	346,482			350,000	346,482
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev. 5.100% 2/1/18	150,000	148,493			150,000	148,493
MT Hlth. Facs. Auth. (Marcus Daly Memorial) Rev. 6.000% 8/1/20	1,400,000	1,423,744			1,400,000	1,423,744
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref. 5.000% 6/1/18	1,000,000	979,640			1,000,000	979,640
MT Hlth. Facs. Auth. (Alternatives Inc.) Prerelease Ctr. Rev. 5.600% 10/1/17	750,000	750,038			750,000	750,038
MT Hlth. Facs. Auth. (Boyd Andrew Prj.) Pre Release Center 6.300% 10/1/20	795,000	812,967			795,000	812,967
		8,678,009		2,842,911		11,520,920
Multifamily Hsg (8.2%)
Billings, MT (West Park Village) Multifamily Hsg. Devl. Ref. Rev. GNMA 5.550% 12/1/32	2,500,000	2,180,125			2,500,000	2,180,125
MT Board of Hsg. Multifamily Mrtge. FHA 6.150% 8/1/26	200,000	191,220			200,000	191,220
		2,371,345				2,371,345
Other (4.6%)
Bozeman MT Downtown Impt Dist 4.950% 7/1/28			200,000	136,744	200,000	136,744
Puerto Rico Childrens Tr Fd Tob 6.000% 7/1/10			195,000	206,809	195,000	206,809
Missoula MT Spl Assmnt Pooled Spl 4.750% 7/1/27			200,000	150,186	200,000	150,186
Missoula MT Spl Impt Dists No 540 4.600% 7/1/24			100,000	77,843	100,000	77,843
Missoula MT Spl Impt Dists No 540 4.600% 7/1/25			105,000	80,495	105,000	80,495
MT Fac Fin Auth Prov Svcs 5.000% 12/1/12			270,000	292,027	270,000	292,027
MT Fac Fin Auth Rev Prov Svcs 4.800% 12/1/12			105,000	113,010	105,000	113,010
Puerto Rico Mun Fin Agy Ser A 5.500% 8/1/09			250,000	257,730	250,000	257,730
				1,314,844		1,314,844
Pollution (4.7%)
Forsyth MT Poll Ctl Rev Ref Puget 5.000% 3/1/31			355,000	241,567	355,000	241,567
Forsyth MT Poll Ctl Rev Nothwestern 4.650% 8/1/23	650,000	490,639	750,000	613,980	1,400,000	1,104,619
		490,639		855,547		1,346,186
School District (0.8%)
Missoula Cnty Sch Dist # 4 Hellgate 4.250% 5/15/24			235,000	216,588	235,000	216,588

Single Family Hsg (3.9%)
MT St Brd Hsg Singl Fam Mtg Ser A-2 5.750% 6/1/30			55,000	47,891	55,000	47,891
MT St Brd Hsg Sngle Fam Ser A-2 5.500% 12/1/20			75,000	70,078	75,000	70,078
MT St Brd Hsg Sngle Fam Ser A-2 5.600% 12/1/23			660,000	601,062	660,000	601,062
MT St Brd Hsg Singl Fam Mtg Ser A-2 5.200% 12/1/22			105,000	93,581	105,000	93,581
MT St Brd Hsg Singl Fam Mtg Ser B-2 4.850% 12/1/15			70,000	69,087	70,000	69,087
MT St Brd Hsg Singl Fam Mtg Ser B-2 5.550% 6/1/33			125,000	104,155	125,000	104,155
MT St Brd Hsg Single Fam Mtg Ser C2 4.850% 12/1/26			190,000	152,534	190,000	152,534
				1,138,388		1,138,388
Student Loan (9.8%)
MT Hgr. Educ. Student Assistance Corp. Rev. 5.500% 12/1/31	1,685,000	1,380,672			1,685,000	1,380,672
MT Hgr. Educ. Student Assistance Corp. Rev. 6.400% 12/1/32	1,000,000	919,100	575,000	521,657	1,575,000	1,440,757
		2,299,772		521,657		2,821,429
Transportation (1.3%)
MT St Dept Transn Rev Grant Antic 5.000% 6/1/22			350,000	366,135	350,000	366,135

Total Municipal Bonds (Cost $18,408,024, $10,897,713, and $29,305,737 respectively)		17,112,468		10,128,937		27,241,405

Short-Term Securities (4.5%)
Federated Municipal Obligations Fund #852			270,000	270,000	270,000	270,000
Wells Fargo Advantage National Tax-Free Money Market	1,040,417	1,040,417			1,040,417	1,040,417
Total Short-Term Securities (Cost $1,040,417, $270,000, and $1,310,417 respectively)		1,040,417		270,000		1,310,417

Total Investment in Securities (Cost $19,448,441, $11,167,713, and $30,616,154)		$18,152,885		$10,398,937		$28,551,822

FINANCIAL STATEMENTS
PRO FORMA
MONTANA TAX-FREE FUND, INC. and VIKING TAX-FREE FUND FOR MONTANA
December 31, 2008 (unaudited)

Statement of Assets and Liabilities December 31, 2008

	Montana Tax-Free Fund (Actual)		Viking Tax-Free Fund of Montana (Actual)	Pro Forma Adjustments		Combined Fund (Pro Forma)
ASSETS
Investments in securities, at value (cost: $19,448,441, $11,167,713, and $30,616,154, respectively)	$18,152,885		$10,398,937	$0		$28,551,822
Cash	4		14,235	0		14,239
Interest & dividends receivable	200,521		132,021	0		332,542
Receivable due from manager	2,697		0	0		2,697
Prepaid expenses	772		2,246	0		3,018
Other receivables	8,000		97,350	0		105,350
Total assets	$18,364,879		$10,644,789	$0		$29,009,668

LIABILITIES
Security purchases payable	$0		$0	$0		$0
Dividends payable	0		44,057	27,104(a)		71,161
Payable to affiliates	15,965		0	0		15,965
Other accounts payable and accrued expenses	78,379		0	(27,104) (b)		51,275
Total liabilities	$94,344		$59,271	$0		$153,615

NET ASSETS	$18,270,535		$10,585,518	$0		$28,856,053

Net assets are represented by:
Capital stock outstanding, at par	$2,356		$0	$(2,356)		$0
Additional paid-in capital	27,264,751		11,573,836	2,356		38,840,943
Accumulated undistributed net realized gain (loss) on investments and futures	(7,701,280)		0	0		(7,701,280)
Accumulated undistributed net investment income (loss)	264		(219,542)	0		(219,278)
Unrealized appreciation (depreciation) on investments	(1,295,556)		(768,776)	0		(2,064,332)
NET ASSETS	$18,270,535		$10,585,518	$0		$28,856,053

Shares outstanding A shares	1,829,402		1,160,502	53,9831		3,043,887
Shares outstanding B shares	526,431		0	(526,431) [1]		0

Net asset value per share A shares	$7.76		$9.48	0		$9.48
Net asset value per share B shares	$7.74	$	N/A	N/A	$	N/A

Public offering price (based on sales charge of 4.25%, 3.75%, and 3.75% respectively)	$8.10		$9.85	0		$9.85

1 The pro forma statements presume the issuance by the Viking Tax-Free Fund of Montana of approximately 1,883,385 shares in exchange for the assets and liabilities of the Montana Tax-Free Fund.

Statement of Operations For the year ended December 31, 2008

	Montana Tax-Free Fund (Actual)	Viking Tax-Free Fund of Montana (Actual)	Pro Forma Adjustments	Combined Fund (Pro Forma)
INVESTMENT INCOME
Interest	$978,350	$500,615	$0	$1,478,965
Dividends	12,124	6,293	0	18,417
Total investment income	$990,474	$506,908	$0	$1,497,382

EXPENSES
Investment advisory fees	$115,418	$52,090	$(19,133)(b)(c)	$148,375
Distribution (12b-1) fees	70,517	26,019	0	96,536
Administrative service fees	30,347	10,413	(3,667)(d)	37,093
Transfer agent fees	44,473	3,269	11,608(d)	59,350
Accounting service fees	39,618	5,249	(6,030)(d)	38,837
Legal fees	11,587	3,115	(5,857)(e)	8,845
Custodian fees	3,820	3,450	(2,928)(d)	4,342
Reports to shareholders	2,351	0	(2,099)(e)	252
Directors/Trustee fees	3,531	991	(375)(e)	4,147
Transfer agent out-of-pockets	1,310	0	1,051	2,361
Professional fees	16,449	902	8,310	25,661
License, fees, and registrations	1,018	1,091	(1,089)(e)	1,020
Insurance expense	655	2,482	(2,287)(e)	850
Audit fees	6,700	5,008	(4,608)(d)	7,100
Total expenses	$347,794	$114,079	$(27,104)	$434,769
Less expenses waived or absorbed by the Fund's manager	(119,682)	(25,855)	0	(145,537)
Total net expenses	$228,112	$88,224	$(27,104)	$289,232

NET INVESTMENT INCOME (LOSS)	$762,362	$418,684	$27,104(a)	$1,208,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(55,104)	$(72,824)	$0	$(127,928)
Net change in unrealized appreciation (depreciation) of investments	(1,694,361)	(856,868)	0	(2,551,229)
Net realized and unrealized gain (loss) on investments	$(1,749,465)	$(929,692)	$0	$(2,679,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(987,103)	$(511,008)	$27,104	$(1,471,007)

Pro Forma Adjustments

The pro forma adjustments to the foregoing pro forma combining financial statements consist of:

(a) Assumes the reduction in pro forma net expenses is distributed to the shareholders of the Combined Fund.

(b) Reflects the adjustments made to pro forma net expenses as shown on the Pro Forma Combining Statement of Operations and described in notes (d) and (e) below.

(c) Advisory fee based on an annual rate of .50% of the Combined Portfolio's average daily net assets.

(d) The adjustments to the audit fee, investment advisory fee, distribution fee, custodian fee, transfer agent fee, administration and the accounting service fee reflect the increase (decrease) in expenses assuming the Combined Fund operated under the Viking Fund's fee structure for the entire year ended December 31, 2008.

(e) Reductions in reports to shareholders, trustees' fees, license and registration fees, and other fees reflect the elimination of duplicative costs.

NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
MONTANA TAX-FREE FUND, INC. and VIKING TAX-FREE FUND FOR MONTANA
Year Ended December 31, 2008 (unaudited)

Summary of Pro Forma Financial Statements and Assumptions

Description of the Fund

The Viking Tax-Free Fund for Montana, (Viking Fund) a series of Viking Mutual Funds, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

Basis of Combination

The Reorganization to which the forgoing pro forma financial statements relate involves the transfer of all assets and liabilities of Montana Tax-Free Fund, Inc. ("Montana Fund") to the Viking Fund, in exchange for shares of the Viking Fund, and the pro rata distribution, on the closing date, of such shares of Viking Fund to the shareholders of the Montana Fund as provided in the plan. The Funds will not be responsible for any of the expenses associated with the Reorganization. Such expenses will be borne by Corridor Investors, LLC and Integrity Mutual Funds, Inc.

The foregoing unaudited pro forma financial statements consist of: (i) Pro Forma Combining Statements of Assets and Liabilities as of December 31, 2008, assuming the Reorganization had been consummated on that date (ii) Pro Forma Combining Statement of Operations for the year ended December 31, 1998, giving effect to the Reorganization as if it had been consummated on January 1, 2008; and (iii) Pro Forma Combining Schedule of Investments as of December 31, 2008 assuming the Reorganization had been consummated on that date.

Portfolio Valuation

Because of the similarities in the investment objectives and policies of the Montana Fund and the Viking Fund, and the fact that all of the portfolio securities of the Montana Fund are eligible for investment by the Viking Fund, it is not anticipated that any securities held by either Fund will be sold before or after the Reorganization, other than in the ordinary course of business.

Accordingly, the presentation of the Pro Forma Combining Schedule of Investments assumes that the investment manager will not sell any of the securities in connection with the Reorganization. Therefore, no adjustment column is presented.

Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Viking Fund shares to Montana Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value per share of the Montana Fund divided by the net asset value per share of the Viking Fund as of December 31, 2008. The pro-forma number of shares outstanding for the combined entity consists of the following at December 31, 2008.

Class of Shares	Shares of Viking Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post-Combination
Class A	1,160,502	1,883,385	3,043,887

The share reconciliation represents a decrease in the number of outstanding shares of the Combined Fund because of net asset value per share of the Viking Fund is higher than that of the Montana Fund.

Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Viking Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined Fund.

PART C

Item 15. Indemnification

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 2008.

Item 16. Exhibits

(1)	(a) (1)

Certificate of Trust dated March 29, 1999. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, filed May 7, 1999, EDGAR Accession No. 0001082744-99-000013.

(2)

Trust Instrument of Viking Mutual Funds dated March 29, 1999. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, filed May 7, 1999, EDGAR Accession No. 0001082744-99-00013.

(3)

Schedule A—Current Series of Viking Mutual Funds. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed April 17, 2001, EDGAR Accession No. 0001082744-01-00008.

(2)	By-laws of Viking Mutual Funds. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, filed May 7, 1999, EDGAR Accession No. 0001082744-99-00013.
(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix A to the Proxy Statement/Prospectus.
(5)	Certificate of Trust and Trust Instrument filed under (1) and By-laws filed under (2).
(6)	(a) (i)

Investment Advisory and Administration Agreement Between Viking Mutual Funds and Viking Fund Management, LLC. Incorporated by reference to Registrant's registration Statement, filed August 3, 1999, EDGAR Accession No. 0001082744-99-000018.

(ii)

Schedule A—Series of Viking Mutual Funds currently subject to the Investment Advisory and Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed April 17, 2001, EDGAR Accession No 0001082744-01-00008.

(iii)

Schedule B—Schedule of Compensation under the Investment Advisory and Administration Agreement. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed April 17, 2001, EDGAR Accession No. 0001082744-01-00008.

(b) (i)

Sub-Advisory Agreement Between Viking Fund Management, LLC and Fox Asset Management with respect to Viking equity funds. Incorporated by reference to Registrant's Registration Statement, filed August 3, 1999, EDGAR Accession No. 0001082744-99-000018.

(ii)

Schedule A—Series of Viking Mutual Funds currently subject to the Sub‑Advisory Agreement. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed April 17, 2001 EDGAR Accession No. 0001082744-01-00008.

(7)	(a)

Distribution Agreement Between Viking Mutual Funds and Viking Fund Distributors, LLC. Incorporated by reference to Registrant's Registration Statement, filed August 3, 1999, EDGAR Accession No. 0001082744-99-000018.

(b)

Schedule A—Series of Viking Mutual Funds currently subject to the Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed April 17, 2001 EDGAR Accession No. 0001082744-01-00008.

(8)	Not Applicable.
(9)	(a)

Custodian Contract Between Viking Mutual Funds and First Western Bank & Trust. Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement, filed April 30, 2002 EDGAR Accession No. 0001082744-02-00015.

(b)

Schedule of Compensation under the Custodian Contract. Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement, filed April 30, 2002 EDGAR Accession No. 0001082744-02-00015.

(10)	Plan Pursuant to Rule 12b-1. Incorporated by reference to Registrant's Registration Statement, filed August 3, 1999, EDGAR Accession No. 0001082744-99-000018.
(11)	Opinion and consent of K & L Gates LLP regarding legality of issuance of shares and other matters are filed herewith.
(12)	Form of opinions of Chapman and Cutler LLP regarding tax matters are filed herewith.
(13)	(a)

Transfer Agency and Service Agreement Between Viking Mutual Funds and Viking Fund Management, LLC. Incorporated by reference to Registrant's Registration Statement, filed August 3, 1999, EDGAR Accession No. 0001082744-99-000018.

(b)

Schedule of Compensation under the Transfer Agency and Service Agreement. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed April 17, 2001 EDGAR Accession No. 0001082744-01-00008.

(14)	Consent of Brady Martz is filed herein.
(15)	Not Applicable.
(16)	Powers of Attorney are filed herein.
(17)	Form of Proxy Card is filed herein.

Item 17. Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Minot, and the State of North Dakota on the 17th day of April 2009.

VIKING MUTUAL FUNDS
By	/s/ Shannon D. Radke
Shannon D. Radke, President, Treasurer, Trustee

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

Signature	Title	Date
/s/ Mike Timm*	Trustee	April 17, 2009
Mike Timm
/s/ Peter C. Zimmerman*	Trustee	April 17, 2009
Peter C. Zimmerman
/s/ Shannon D. Radke*	President, Treasurer, Trustee	April 17, 2009
Shannon D. Radke

*Signed pursuant to powers of attorney dated April 2, 2009.

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.
Opinion and Consent of Counsel that shares will be validly issued, fully paid and non-assessable of K & L Gates LLP	EX-99.11.
Form of Opinions and Consent of Counsel with respect to certain tax consequences of Chapman and Cutler LLP	EX-99.12.
Consent of Brady Martz	EX-99.14.
Powers of Attorney	EX-99.16
Form of Proxy Card	EX-99.17